Janus | Equity Funds

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2000 ANNUAL REPORT

     Janus Fund                              Janus Olympus Fund
     Janus Balanced Fund                     Janus Orion Fund
     Janus Enterprise Fund                   Janus Overseas Fund
     Janus Equity Income Fund                Janus Special Situations Fund
     Janus Global Life Sciences Fund         Janus Strategic Value Fund
     Janus Global Technology Fund            Janus Twenty Fund
     Janus Growth and Income Fund            Janus Venture Fund
     Janus Mercury Fund                      Janus Worldwide Fund

[LOGO] JANUS

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Janus | Equity Funds

Table of Contents

To Our Shareholders .......................................................    1

Portfolio Managers' Commentaries and Schedules of Investments

     Janus Fund ...........................................................    2

     Janus Balanced Fund ..................................................    6

     Janus Enterprise Fund ................................................   11

     Janus Equity Income Fund .............................................   14

     Janus Global Life Sciences Fund ......................................   18

     Janus Global Technology Fund .........................................   21

     Janus Growth and Income Fund .........................................   26

     Janus Mercury Fund ...................................................   31

     Janus Olympus Fund ...................................................   35

     Janus Orion Fund .....................................................   39

     Janus Overseas Fund ..................................................   42

     Janus Special Situations Fund ........................................   47

     Janus Strategic Value Fund ...........................................   51

     Janus Twenty Fund ....................................................   54

     Janus Venture Fund ...................................................   57

     Janus Worldwide Fund .................................................   61

Statements of Assets and Liabilities ......................................   66

Statements of Operations ..................................................   68

Statements of Changes in Net Assets .......................................   70

Financial Highlights ......................................................   74

Notes to Schedules of Investments .........................................   82

Notes to Financial Statements .............................................   85

Explanations of Charts and Tables .........................................   89

Report of Independent Accountants .........................................   92

Long-Term Capital Gain Designation ........................................   93

                                                                    [LOGO] JANUS

To Our | Shareholders

[PHOTO]
Tom Bailey
chairman

What a difference a few months makes.

In my 30 years as a student and observer of the stock market, I thought I'd seen it all. That is, until this year - one that will no doubt go down in history as among the most volatile ever.

The fiscal year started off dramatically, with a booming U.S. economy creating a strong tailwind for stocks across the board. Despite higher interest rates, consumers flush from the "wealth effect" created by a rising market, abundant jobs and low inflation showed no inclination to moderate their spending habits. Indeed, as proof of its formidable strength, in March the ten-year economic expansion broke all records to become the longest ever.

A short month later, however, the "irrational exuberance" which had pushed the market to new heights proved to be too much of a good thing. While their confidence in the economy remained at all-time highs, investors' confidence in the market waned as they began to question the outsized valuations placed on some companies, particularly in the technology, media and telecommunication sectors. Uncertainty over the direction of interest rates and a weakening Euro added fuel to the fire, intensifying the volatility as a tug-of-war ensued between so-called old economy consumer cyclical stocks and new economy technology-driven stocks.

By summer, convincing signs that a string of Federal Reserve interest rate hikes was starting to cool the economy appeared. But that positive news did little to erase emerging fears about rising oil prices and disappointing corporate earnings. As a result, the market continued its sharp slide that began in April. While this relentless volatility has certainly been unsettling, it most likely will continue until unreasonable valuations have been deflated in all niches of the market. Clearly, much progress has been made toward that end.

Given these challenging conditions, not all of our equity funds posted top-quartile returns, which is and always has been our goal. Still, I'm very pleased with the unparalleled quality of research that is the very foundation of our rigorous stock-picking approach. While we anticipate more bumpy times ahead that could pressure short-term performance, over the long haul I'm confident this approach will enable us to uncover companies that can perform well no matter what the market has in store.

In closing, I want to thank you again for your trust and confidence in Janus.

/s/ Tom Bailey

Tom Bailey

Past performance does not guarantee future results.

                                        Janus Equity Funds / October 31, 2000  1

Janus | Fund (closed to new investors)

[PHOTO]
Blaine Rollins
portfolio manager

I'm pleased to report that for the fiscal year ended October 31, 2000, Janus Fund gained 15.60%, beating the 6.08% return of its benchmark, the S&P 500 Index.(1)

It's often been said that what financial markets most dislike is uncertainty. Without a doubt, this year proved that saying true. To be sure, uncertainty over the direction of interest rates and, later, slowing corporate earnings and higher oil prices prompted the markets to serve up some of the most extreme volatility in recent memory. Fortunately, our rigorous, company-by-company investment approach guided our decision-making and produced positive results for the period. As always, driving our performance were first-rate companies that know what they do best - and then focus on doing it better than anyone else. Typically, these kinds of businesses have one very important thing in common: they are led by exceptional management teams committed to growing their top lines and improving returns on capital.

Maxim Integrated Products and Linear Technology certainly fall into that category. Maxim, which manufactures more than 1,500 types of linear and mixed-signal integrated circuits, posted impressive results on the strength of the diversity of its products that run everything from robotics to personal computers to medical equipment to cellular phones. A leading maker of high-performance linear integrated circuits, Linear also pushed ahead as orders for its chips used in cellular phones, radar systems, satellites and computers remained robust. With worldwide semiconductor sales hitting all-time highs and new applications for their products being introduced every day, Maxim and Linear have emerged as the leading suppliers of the specialized chipsets that help power our digital world.

Diversity of products is also behind Enron's phenomenal success. True, Enron markets and transports power and natural gas, but it would be a mistake to regard it as merely a utility company. While strong commodity prices for oil and gas, as well as deregulating overseas markets, have contributed to its rising earnings growth rate, Enron today is forging new frontiers into broadband telecommunications. Leveraging its expertise as the world's largest energy trader, Enron plans to buy and sell bandwidth as it is needed, just as in wholesale oil and gas markets. Ultimately, Enron's foray into broadband telecommunications could eclipse its core energy business.

Our conviction in Bank of New York has certainly been rewarded over the nine years we have owned the stock. Since we first invested, Bank of New York has steadily increased its market share in U.S. dollar payment services, a core business for the bank. Moreover, a continuing emphasis on fee-based services such as trading and back-office processing helped Bank of New York gain ground during the period, even as many financial companies retreated amid higher interest rates.

The seemingly limitless growth of the Web drove the exceptional performance of many of our Internet-related holdings, among them EMC Corp., Sun Microsystems and VeriSign. Leading data-storage provider EMC continued to dominate the competition as it announced plans to introduce new products to support network-attached storage and small- to mid-sized corporate networks. Sun, one of the top makers of Web servers, also surged on rising sales

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     94.9%                         94.5%
   Foreign                                    8.7%                          8.7%
      European                                5.2%                          4.8%
Top 10 Equities (% of Assets)                38.9%                         40.9%
Number of Stocks                                89                            62
Cash, Cash Equivalents &
   Fixed-Income Securities                    5.1%                          5.5%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Multimedia                                   10.5%                          7.2%
Semiconductor Components/
   Integrated Circuits                        8.5%                          5.7%
Cable Television                              4.4%                          8.2%
Aerospace and Defense                         4.3%                            --
Telecommunication Equipment                   4.3%                          4.6%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Time Warner, Inc.                             7.9%                          5.8%
Comcast Corp. - Special Class A               4.4%                          5.7%
Linear Technology Corp.                       3.9%                          3.0%
Boeing Co.                                    3.7%                            --
Nokia Oyj                                     3.5%                          2.7%
Cisco Systems, Inc.                           3.4%                          4.2%
Enron Corp.                                   3.2%                          2.9%
Maxim Integrated Products, Inc.               3.2%                          2.7%
EMC Corp.                                     2.9%                          0.1%
Charles Schwab Corp.                          2.8%                          2.6%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

2 Janus Equity Funds / October 31, 2000 of its high-end computer and data-storage equipment for managing e-commerce and accessing Web pages. Internet-security software maker VeriSign benefited as well, as it experienced strong demand for its Web site solutions, enabling businesses to conduct secure online communications and commerce.

On the downside, concerns that a cooling economy would lead to a pullback in advertising spending hindered our positions in radio behemoth Clear Channel Communications and cable company Comcast Corp. Furthermore, like other big cable-television operators, Comcast has spent billions to upgrade its cable lines in order to offer high-speed Internet access and digital cable services to customers, which also sapped its results. Nevertheless, with advertising sales healthy and expenditures for cable equipment enhancements tapering off, our confidence in both companies remains unshaken. Convinced these setbacks were simply temporary, we viewed this short-term retreat as an attractive buying opportunity and added to our Clear Channel and Comcast holdings.

Going forward, given the uncertainties surrounding higher energy costs and reduced corporate earnings, it's more important than ever to know our companies inside and out. That means we will continue to rely on our research-intensive, hands-on stock-picking approach. Over the years, experience has shown us that this strategy is key to uncovering compelling investments able to withstand whatever the market has in store.

Thank you for your investment in Janus Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Fund and the S&P 500 Index. Janus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 5, 1970, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Fund ($1,594,204) as compared to the S&P 500 Index ($497,354).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 15.60%
Five Year, 25.52%
Ten Year, 21.32%
Since 2/5/70*, 17.94%

Janus Fund - $1,594,204

S&P 500 Index - $497,354

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.8%
Aerospace and Defense - 4.3%
    25,507,355  Boeing Co. ....................................  $ 1,729,717,511
     8,140,250  Lockheed Martin Corp. .........................      291,827,962

                                                                   2,021,545,473
Beverages - Non-Alcoholic - 0%
     1,233,590  Coca-Cola Enterprises, Inc. ...................       22,667,216

Broadcast Services and Programming - 3.0%
    24,707,795  AT&T Corp./Liberty Media Group - Class A* .....      444,740,310
    15,911,843  Clear Channel Communications, Inc.* ...........      955,705,070

                                                                   1,400,445,380

Business To Business/E-Commerce - 0.8%
     2,172,039  i2 Technologies, Inc.* ........................      369,246,630

Cable Television - 4.4%
    50,306,100  Comcast Corp. - Special Class A* ..............    2,049,973,575

Casino Hotels - 0.4%
    16,458,315  Park Place Entertainment Corp.*,# .............      209,843,516

Cellular Telecommunications - 1.0%
        18,621  NTT DoCoMo, Inc.** .............................     458,761,756

Commercial Banks - 0.3%
     2,401,455  M&T Bank Corp. ................................      120,553,041

Commercial Services - Financial - 0.7%
     5,974,587  Paychex, Inc. .................................      338,684,401

Computer Graphics - 0.1%
       883,915  NVIDIA Corp.* .................................  $    54,927,031

Computers - 1.6%
     6,760,365  Sun Microsystems, Inc.* .......................      749,555,469

Computers - Memory Devices - 3.2%
    15,220,185  EMC Corp.* ....................................    1,355,547,727
       903,735  VERITAS Software Corp.* .......................      127,440,756

                                                                   1,482,988,483

Cosmetics and Toiletries - 4.0%
    17,709,595  Colgate-Palmolive Co. .........................    1,040,615,802
       645,065  Estee Lauder Companies, Inc. - Class A ........       29,955,206
     6,303,005  Gillette Co. ..................................      219,817,299
     7,932,060  Procter & Gamble Co. ..........................      566,646,536

                                                                   1,857,034,843

Cruise Lines - 0.1%
     2,903,920  Royal Caribbean Cruises, Ltd.# ................       65,338,200

Data Processing and Management - 0.7%
     4,765,645  Automatic Data Processing, Inc. ...............      311,256,189

Diversified Operations - 3.3%
    23,449,250  General Electric Co. ..........................    1,285,312,016
       707,035  Minnesota Mining and Manufacturing Co. ........       68,317,257
     3,078,320  Tyco International, Ltd. ......................      174,502,265

                                                                   1,528,131,538

E-Commerce/Services - 0.3%
     2,902,025  eBay, Inc.* ...................................      149,454,288

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 2000  3

Janus | Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Components - 0.6%
    14,055,000  NEC Corp.** ...................................  $   267,747,923

Electronic Components - Semiconductors - 3.4%
     2,244,040  Applied Micro Circuits Corp.* .................      171,388,555
     1,538,470  GlobeSpan, Inc.* ..............................      118,366,036
     1,012,295  PMC-Sierra, Inc.* .............................      171,584,003
    22,640,915  Texas Instruments, Inc. .......................    1,110,819,892

                                                                   1,572,158,486

Enterprise Software/Services - 0.6%
     3,572,065  BEA Systems, Inc.* ............................      256,295,664

Fiber Optics - 0.2%
     1,359,218  JDS Uniphase Corp.* ...........................      110,606,365

Finance - Credit Card - 1.8%
    13,741,170  American Express Co. ..........................      824,470,200

Finance - Investment Bankers/Brokers - 3.3%
     2,900,060  Goldman Sachs Group, Inc. .....................      289,462,239
    17,885,095  Merrill Lynch & Company, Inc. .................    1,251,956,650

                                                                   1,541,418,889

Food - Retail - 0.5%
    10,557,375  Kroger Co.* ...................................      238,200,773

Hotels and Motels - 0.4%
     6,277,105  Starwood Hotels & Resorts Worldwide, Inc. .....      185,959,236

Identification Systems and Devices - 0.9%
     9,298,607  Symbol Technologies, Inc.# ....................      422,505,456

Internet Brokers - 2.8%
    37,452,572  Charles Schwab Corp. ..........................    1,315,521,592

Internet Infrastructure Software - 0.7%
     1,908,925  Inktomi Corp.* ................................      121,097,430
     2,886,975  TIBCO Software, Inc.* .........................      181,879,425

                                                                     302,976,855

Internet Security - 1.6%
     5,685,656  VeriSign, Inc.* ...............................      750,506,592

Life and Health Insurance - 1.0%
     5,400,460  John Hancock Financial Services, Inc.* ........      170,789,547
    20,639,500  Prudential PLC** ..............................      277,827,820

                                                                     448,617,367

Medical - Biomedical and Genetic - 0.8%
     4,405,010  Genentech, Inc.* ..............................      363,413,325

Medical - Drugs - 0.3%
     1,421,135  Eli Lilly and Co. .............................      127,013,941

Medical Products - 0.4%
     5,447,065  Becton, Dickinson and Co. .....................      182,476,678

Money Center Banks - 2.7%
    21,895,720  Bank of New York Company, Inc. ................    1,260,372,382

Multimedia - 10.5%
    48,327,162  Time Warner, Inc. .............................    3,668,514,867
    21,486,495  Viacom, Inc. - Class B* .......................    1,222,044,403

                                                                   4,890,559,270

Networking Products - 3.4%
    29,324,040  Cisco Systems, Inc.* ..........................    1,579,832,655

Oil Companies - Integrated - 0.3%
     4,675,900  Petroleo Brasileiro S.A. (ADR)* ...............      135,893,344

Pipelines - 3.2%
    18,159,335  Enron Corp. ...................................    1,490,200,428

Radio - 1.2%
    16,450,415  Infinity Broadcasting Corp. - Class A*,# ......      546,976,299

Retail - Apparel and Shoe - 0.5%
     9,510,915  Gap, Inc. .....................................      245,500,493

Retail - Discount - 1.2%
     8,187,789  Costco Wholesale Corp.* .......................  $   299,877,772
     5,531,045  Wal-Mart Stores, Inc. .........................      250,971,167

                                                                     550,848,939

Retail - Office Supplies - 0.6%
    18,326,795  Staples, Inc.* ................................      261,156,829

Retail - Restaurants - 0.8%
    12,181,285  McDonald's Corp. ..............................      377,619,835

Semiconductor Components/Integrated Circuits - 8.5%
     2,637,390  Analog Devices, Inc.* .........................      171,430,350
     4,289,165  Cypress Semiconductor Corp.* ..................      160,575,615
     4,429,280  Integrated Device Technology, Inc.* ...........      249,423,830
    27,905,775  Linear Technology Corp.# ......................    1,801,666,598
    22,466,580  Maxim Integrated Products, Inc.*,# ............    1,489,815,086
       775,500  Vitesse Semiconductor Corp.* ..................       54,236,531

                                                                   3,927,148,010

Semiconductor Equipment - 0.5%
     2,375,650  Applied Materials, Inc.* ......................      126,206,406
     2,986,295  Teradyne, Inc.* ...............................       93,321,719

                                                                     219,528,125

Super-Regional Banks - 0.4%
     2,192,565  Northern Trust Corp. ..........................      187,190,237

Telecommunication Equipment - 4.3%
     5,702,170  ADC Telecommunications, Inc.* .................      121,883,884
     7,689,285  Nokia Oyj .....................................      316,047,345
    30,360,119  Nokia Oyj (ADR) ...............................    1,297,895,087
     3,696,275  Nortel Networks Corp. - New York Shares .......      168,180,512
     7,612,381  Telefonaktiebolaget L.M. Ericsson A.B
                   - Class B ..................................      101,045,658

                                                                   2,005,052,486

Telecommunication Equipment - Fiber Optics - 1.0%
     2,953,135  Corning, Inc. .................................      225,914,828
       980,275  SDL, Inc.* ....................................      254,136,294

                                                                     480,051,122

Telecommunication Services - 2.4%
    13,861,868  Cox Communications, Inc. - Class A* ...........      610,788,559
     4,246,370  Level 3 Communications, Inc.* .................      202,498,769
     6,996,225  NTL, Inc.* ....................................      307,396,636
       520,430  Winstar Communications, Inc.* .................       10,148,385

                                                                   1,130,832,349

Telephone - Integrated - 2.5%
     5,059,825  SBC Communications, Inc. ......................      291,888,655
    23,210,760  Telefonica S.A.* ..............................      442,085,670
     7,758,890  Telefonos de Mexico S.A. (ADR) ................      418,495,129

                                                                   1,152,469,454

Television - 1.1%
    12,772,358  Univision Communications, Inc. - Class A* .....      488,542,693

Transportation - Services - 0.5%
     4,029,330  United Parcel Service, Inc. - Class B .........      244,781,797

Web Hosting/Design - 0.6%
     8,871,739  Exodus Communications, Inc.* ..................      297,757,740

Web Portals/Internet Service Provider - 0.9%
     8,000,000  America Online, Inc.* .........................      403,440,000

Wireless Equipment - 0.2%
       971,990  Aether Systems, Inc.* .........................       78,366,694
--------------------------------------------------------------------------------
Total Common Stock (cost $30,087,212,032) .....................   44,054,417,552
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Telecommunication Services - 0%
$   17,375,000  Winstar Communications, Inc., 12.75%
                   senior notes, due 4/15/10 ..................       12,249,375

See Notes to Schedules of Investments.

4  Janus Equity Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Web Hosting/Design - 0.1%
                PSINet, Inc.:
$    8,360,000     10.50%, senior notes, due 12/1/06 ..........  $     3,991,900
    60,907,000     11.00%, senior notes, due 8/1/09 ...........       29,387,628

                                                                      33,379,528
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $56,896,561) ......................       45,628,903
--------------------------------------------------------------------------------
Preferred Stock - 0.1%
Telecommunication Services - 0.1%
                Winstar Communications, Inc.:
       308,172     Series D, convertible, 7.00% ...............       10,554,891
        27,740     Series F, convertible, 7.25% ...............       17,406,850
--------------------------------------------------------------------------------
Total Preferred Stock (cost $63,791,247) ......................       27,961,741
--------------------------------------------------------------------------------
Money Markets - 0.3%
$  100,000,000  Janus Government Money
                   Market Fund, 6.63% .........................      100,000,000
    59,000,000  Janus Money Market Fund, 6.63% ................       59,000,000
--------------------------------------------------------------------------------
Total Money Markets (cost $159,000,000) .......................      159,000,000
--------------------------------------------------------------------------------
Repurchase Agreements - 0.3%
   101,700,000  Deutsche Bank Securities, Inc., 6.68%
                   dated 10/31/00, maturing 11/1/00
                   to be repurchased at $101,718,871
                   collateralized by $282,154,989 in
                   U.S. Government Agency Strips, 0%-8.00%
                   11/9/00-3/15/29; $9,554,495 in
                   U.S. Treasuries, 0%-6.875%
                   4/5/01-5/15/17; with respective
                   values of $97,486,660 and $6,248,571 .......      101,700,000
    23,000,000  State Street Bank and Trust, 5.25%
                   dated 10/31/00, maturing 11/1/00, to be
                   repurchased at $23,003,354 collateralized
                   by $23,565,000 in U.S. Treasury Notes
                   5.875%, 10/31/01; with a value
                   of $23,461,903 .............................       23,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $124,700,000) ...............      124,700,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.4%
                Deutsche Bank A.G.:
   100,000,000     6.45%, 12/20/00 ............................       99,122,083
    50,000,000     6.53%, 1/19/01 .............................       49,289,000
                Household Finance Corp.
    10,000,000     6.62%, 11/1/00 .............................       10,000,000
                IBM Credit Corp.
    50,000,000     6.58%, 11/1/00 .............................       50,000,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $208,405,597) ..........      208,411,083
--------------------------------------------------------------------------------
Time Deposits - 1.7%
                Societe Generale, New York
   200,000,000     6.53125%, 11/1/00 ..........................      200,000,000
                SouthTrust Bank EDT
   119,500,000     6.59375%, 11/1/00 ..........................      119,500,000
                SunTrust Bank EDT
   449,700,000     6.53125%, 11/1/00 ..........................      449,700,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $769,200,000) .......................      769,200,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.5%
                Fannie Mae:
$  100,000,000     6.34%, 11/16/00 ............................  $    99,735,833
    50,000,000     6.32%, 12/4/00 .............................       49,710,333
                Federal Farm Credit Bank
    25,000,000     6.34%, 11/14/00 ............................       24,942,764
                Federal Home Loan Bank System:
    50,000,000     6.38%, 11/15/00 ............................       49,875,944
    75,000,000     5.99%, 11/27/00 ............................       74,675,542
    50,000,000     6.38%, 11/30/00 ............................       49,743,028
    25,000,000     5.97%, 12/4/00 .............................       24,863,188
    50,000,000     6.33%, 12/13/00 ............................       49,630,750
    50,000,000     6.31%, 12/15/00 ............................       49,614,389
    25,000,000     6.35%, 12/20/00 ............................       24,783,924
   100,000,000     6.32%, 12/21/00 ............................       99,122,222
    75,000,000     6.34%, 12/29/00 ............................       74,233,917
    50,000,000     6.38%, 1/2/01 ..............................       49,437,500
    75,000,000     6.36%, 1/5/01 ..............................       74,124,750
   100,000,000     6.36%, 1/12/01 .............................       98,728,000
    25,000,000     6.36%, 2/23/01 .............................       24,500,000
                Freddie Mac:
    50,000,000     6.36%, 11/3/00 .............................       49,982,333
    25,000,000     6.37%, 11/13/00 ............................       24,946,917
    75,000,000     6.34%, 11/17/00 ............................       74,788,667
   100,000,000     6.36%, 11/29/00 ............................       99,505,332
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,166,968,944) ..........    1,166,945,333
--------------------------------------------------------------------------------
Total Investments (total cost $32,636,174,381) - 100.2% .......   46,556,264,612
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)     (88,517,536)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $46,467,747,076
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.4%         $   174,502,265
Brazil                                              0.3%             135,893,344
Canada                                              0.4%             168,180,512
Finland                                             3.4%           1,613,942,432
Japan                                               1.6%             726,509,679
Mexico                                              0.9%             418,495,129
Spain                                               0.9%             442,085,670
Sweden                                              0.2%             101,045,658
United Kingdom                                      0.6%             277,827,820
United States++                                    91.3%          42,497,782,103
--------------------------------------------------------------------------------
Total                                             100.0%         $46,556,264,612

++Includes Short-Term Securities (86.1% excluding Short-Term Securities)

Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/26/01              42,900,000   $   62,290,800    $    (624,111)
British Pound 4/27/01              26,450,000       38,453,010           539,580
Japanese Yen 3/22/01           29,000,000,000      272,392,034        10,877,483
Japanese Yen 4/12/01           32,000,000,000      301,618,466         8,920,951
Japanese Yen 4/27/01            3,550,000,000       33,544,300           303,908
--------------------------------------------------------------------------------
Total                                           $  708,298,610    $   20,017,811

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 2000  5

Janus | Balanced Fund

[PHOTO]
Karen L. Reidy
portfolio manager

For the fiscal year ended October 31, 2000, Janus Balanced Fund's 8.93% gain outpaced the performance of its benchmarks, the S&P 500 Index, which returned 6.08% and the Lehman Brothers Government/Corporate Bond Index which returned 7.13%.(1)

My inauguration as portfolio manager of Janus Balanced Fund can best be described as "baptism by fire" as a market characterized by unprecedented volatility challenged us for most of the year. Rather than being intimidated by this uncertainty, we instead stuck to our knitting, adhering to our research-driven stock-picking approach to uncover companies led by management teams committed to consistent earnings growth and improving returns on capital. To limit yield curve exposure, we slightly lengthened the duration of our Treasury securities. We also reallocated our fixed-income assets to reflect a more even blend of Government Agency, Treasury and corporate bonds and decreased our exposure to high-yield investments.

Turning to a discussion of our holdings, General Electric supported our performance. Under the inspired leadership of CEO Jack Welch, GE has transformed itself from an established industrial business into a forward-thinking, fast-growing corporation. To be sure, as it enthusiastically embraces Web technology, the resulting productivity gains have played a role in helping GE accelerate its rate of earnings-per-share growth into the high teens. Recently, GE agreed to buy Honeywell International, combining the companies' aerospace, power, plastics and industrial systems businesses in a move expected to further boost cost savings and earnings per share. What's more, GE's Power-Systems business unit is emerging as a primary growth driver as the division sells more gas-powered turbines to meet surging energy demands throughout the world.

EMC Corp. and Cisco Systems also posted stellar results. The top maker of data-storage equipment, EMC's phenomenal success has paralleled the growth of the Internet. Indeed, our rigorous analysis has convinced us that growth in the storage industry can be sustained at close to 50% annually for the next five years. Recently, EMC further solidified its dominant position by announcing plans to introduce products to support both network-attached storage and small- and mid-sized corporate networks. Cisco, the leading Internet equipment manufacturer, is also benefiting from the explosion in Web traffic. Powering Cisco's revenue gains were robust sales of switches, routers and fiber-optic network gear to telecommunications companies as well as increased spending by large corporations to upgrade their computer networks.

Outside technology, financial services giant Citigroup was another standout. Formed from the 1998 merger between Citicorp and Travelers Group, Citigroup has distinguished itself by making several strategic acquisitions over the years. One we are particularly excited about is Citigroup's recently announced purchase of consumer finance firm Associates First Capital. While the advantages of scale and cost savings are substantial, we believe the greatest opportunity for the combined entity lies in Japan, where both Citigroup and Associates enjoy a strong foothold and meaningful brand presence.

Automatic Data Processing (ADP), the largest payroll and tax filing processor in the world, was also a winner. Helping drive ADP's earnings was its Brokerage Services Group (BSG), considered the premier provider of transaction services to the financial industry. Behind the business unit's rapid growth is a rising number of individual investors, whose increasing ownership of stocks, bond and mutual

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     44.4%                         36.9%
Fixed-Income Securities
   U.S. Government Obligations               23.0%                         11.3%
   Investment-Grade
      Corporate Bonds                        14.1%                         17.7%
   High-Yield/High-Risk
      Corporate Bonds                         4.8%                         19.5%
   Preferred Stock                            2.3%                         12.4%
Other Securities                              0.4%                            --
Top 10 Equities/Preferred
   (% of Assets)                             17.1%                         23.4%
Number of Stocks                                68                            53
Cash & Cash Equivalents                      11.0%                          2.2%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Diversified Operations                        4.8%                          3.4%
Diversified Financial Services                4.7%                            --
Telecommunication Services                    2.5%                          5.0%
Multimedia                                    2.4%                          5.6%
Computers - Memory Devices                    2.4%                            --
--------------------------------------------------------------------------------

Top 10 Equity/Preferred Holdings  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
General Electric Co.                          3.4%                          0.5%
EMC Corp.                                     2.4%                            --
Burlington Resources, Inc.                    2.2%                            --
BMW A.G                                       1.6%                            --
Citigroup, Inc.                               1.4%                            --
Cisco Systems, Inc.                           1.4%                          1.2%
Anheuser-Busch Companies, Inc.                1.2%                          0.3%
Automatic Data Processing, Inc.               1.2%                          1.0%
Texas Instruments, Inc.                       1.2%                          0.7%
Minnesota Mining and Manufacturing Co.        1.1%                            --
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

6 Janus Equity Funds / October 31, 2000 funds has produced huge amounts of information that must be aggregated and accounted for. The success of ADP's BSG recently helped ADP achieve double-digit earnings growth for the 39th consecutive year.

Hindering results was Wal-Mart, the world's largest discount retailer. While its overseas stores have been a drag on the company's return on capital, Wal-Mart's push into the grocery business has started to take share from the competition. Therefore, we're willing to ride out some pain, because we view Wal-Mart as one of the best-run retailers in the industry. Elsewhere, heavy expenditures to upgrade its cable systems to digital technology, concerns that the economic slowdown would lead to cutbacks in advertising spending, and increased competition all converged to push Comcast lower. Nevertheless, the cable operator is executing on all fronts, so we elected to trim our position as we keep a close eye on the situation.

With earnings misses and higher energy prices keeping the markets jittery, we believe it's more important than ever to stay focused on the fundamentals, employing our in-depth, hands-on investment strategy to seek out resilient businesses able to perform in any economic environment. In fact, we are taking it to the next level by making more company visits, carrying out more independent checks and more thoroughly scrutinizing our company financial models
- in short, doing whatever it takes to find opportunities worthy of your investment.

Thank you for your confidence in Janus Balanced Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Balanced Fund, the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index. Janus Balanced Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The Lehman Brothers Government/Corporate Bond Index is represented by a solid gray line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2000 . The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Balanced Fund, ($35,826) as compared to the S&P 500 Index ($40,830) and the Lehman Brothers Government/Corporate Bond Index ($16,910).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 8.93%
Five Year, 19.20%
Since 9/1/92*, 16.92%

Janus Balanced Fund - $35,826

S&P 500 Index - $40,830

Lehman Brothers
Government/Corporate
Bond Index - $16,910

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 44.4%
Aerospace and Defense - 0.6%
       412,885  Boeing Co. ....................................  $    27,998,764

Automotive - Cars and Light Trucks - 1.6%
     2,344,012  BMW A.G .......................................       77,488,712

Automotive - Truck Parts and Equipment - 0.3%
       375,530  TRW, Inc. .....................................       15,772,260

Brewery - 1.2%
     1,299,355  Anheuser-Busch Companies, Inc. ................       59,445,491

Broadcast Services and Programming - 0.9%
     2,019,720  AT&T Corp./Liberty Media Group - Class A* .....       36,354,960
       132,005  Clear Channel Communications, Inc. ............        7,928,550

                                                                      44,283,510

Cable Television - 0.8%
       914,272  Comcast Corp. - Special Class A* ..............       37,256,584

Chemicals - Diversified - 1.4%
       767,140  E.I. du Pont de Nemours and Co. ...............       34,808,978
     2,133,775  Lyondell Chemical Co. .........................       30,673,016

                                                                      65,481,994

Commercial Services - Financial - 0.7%
       549,940  Paychex, Inc. .................................       31,174,724

Computer Software - 0.3%
       549,625  Cadence Design Systems, Inc.* .................  $    14,118,492

Computers - 0.5%
       226,190  Sun Microsystems, Inc.* .......................       25,078,816

Computers - Memory Devices - 2.4%
     1,267,940  EMC Corp.* ....................................      112,925,906

Cosmetics and Toiletries - 0.7%
       447,985  Procter & Gamble Co. ..........................       32,002,928

Data Processing and Management - 1.2%
       904,495  Automatic Data Processing, Inc. ...............       59,074,830

Diversified Financial Services - 1.4%
     1,301,148  Citigroup, Inc. ...............................       68,472,914

Diversified Operations - 4.8%
     2,925,185  General Electric Co. ..........................      160,336,703
       220,465  Honeywell International, Inc. .................       11,863,773
       566,050  Minnesota Mining and Manufacturing Co. ........       54,694,581

                                                                     226,895,057

Electric - Generation - 0.5%
       417,100  AES Corp. .....................................       23,566,150

Electric Products - 0.2%
        75,040  Samsung Electronics** .........................        9,400,937
        36,695  Samsung Electronics (GDR)**,+ .................        1,210,935

                                                                      10,611,872

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 2000  7

Janus | Balanced Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 1.8%
     1,306,290  Advanced Micro Devices, Inc.* .................  $    29,554,811
     1,176,575  Texas Instruments, Inc. .......................       57,725,711

                                                                      87,280,522

Enterprise Software/Services - 0.1%
       120,530  Oracle Corp.* .................................        3,977,490

Finance - Consumer Loans - 1.0%
     1,301,445  Associates First Capital Corp. - Class A ......       48,316,146

Finance - Credit Card - 0.7%
       584,495  American Express Co. ..........................       35,069,700

Food - Retail - 0.9%
       787,495  Safeway, Inc.* ................................       43,066,133

Internet Brokers - 0.7%
       937,087  Charles Schwab Corp. ..........................       32,915,181

Internet Security - 0.6%
       205,452  VeriSign, Inc.* ...............................       27,119,664

Life and Health Insurance - 0.5%
       311,760  American General Corp. ........................       25,096,680

Medical - Biomedical and Genetic - 0.3%
       162,160  Genentech, Inc.* ..............................       13,378,200

Medical - Drugs - 1.0%
       245,310  Eli Lilly and Co. .............................       21,924,581
       251,565  Pfizer, Inc. ..................................       10,864,463
       311,160  Pharmacia Corp. ...............................       17,113,800

                                                                      49,902,844

Money Center Banks - 0.5%
       394,725  Bank of New York Company, Inc. ................       22,721,358

Motorcycle and Motor Scooter Manufacturing - 0.5%
       532,825  Harley-Davidson, Inc. .........................       25,675,505

Multi-Line Insurance - 0.7%
       352,800  American International Group, Inc. ............       34,574,400

Multimedia - 1.3%
       263,421  Time Warner, Inc. .............................       19,996,288
       763,175  Viacom, Inc. - Class B* .......................       43,405,578

                                                                      63,401,866

Networking Products - 1.4%
     1,222,640  Cisco Systems, Inc.* ..........................       65,869,730

Oil Companies - Exploration and Production - 2.2%
     2,888,320  Burlington Resources, Inc. ....................      103,979,520

Pipelines - 0.8%
       455,430  Enron Corp. ...................................       37,373,724

Property and Casualty Insurance - 0.0%
         4,685  Progressive Corp. .............................          460,301

Radio - 0.7%
       934,725  Infinity Broadcasting Corp. - Class A* ........       31,079,606

Retail - Apparel and Shoe - 0.6%
     1,038,560  Gap, Inc. .....................................       26,807,830

Retail - Building Products - 0.3%
       296,956  Home Depot, Inc. ..............................       12,769,108

Retail - Discount - 1.0%
     1,008,820  Wal-Mart Stores, Inc. .........................       45,775,208

Retail - Jewelry - 0.6%
       678,350  Tiffany & Co. .................................       28,957,066

Semiconductor Components/Integrated Circuits - 1.1%
       433,100  Linear Technology Corp. .......................  $    27,962,019
       381,975  Maxim Integrated Products, Inc.* ..............       25,329,717

                                                                      53,291,736

Super-Regional Banks - 1.0%
     1,259,210  Firstar Corp. .................................       24,790,697
     1,007,365  U.S. Bancorp ..................................       24,365,641

                                                                      49,156,338

Telecommunication Equipment - 1.7%
       152,249  Nokia Oyj .....................................        6,257,785
       763,025  Nokia Oyj (ADR) ...............................       32,619,319
       166,965  Nortel Networks Corp. - New York Shares .......        7,596,907
     2,359,770  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ..       32,741,809

                                                                      79,215,820

Telecommunication Equipment - Fiber Optics - 0.6%
       391,970  Corning, Inc. .................................       29,985,705

Telecommunication Services - 0.3%
       715,185  McLeodUSA, Inc. - Class A* ....................       13,767,311

Telephone - Integrated - 1.1%
       912,635  SBC Communications, Inc. ......................       52,647,632

Television - 0.5%
       634,484  Univision Communications, Inc. - Class A* .....       24,269,013

Web Portals/Internet Service Provider - 0.4%
       401,965  America Online, Inc.* .........................       20,271,095
--------------------------------------------------------------------------------
Total Common Stock (cost $1,861,139,136) ......................    2,119,821,436
--------------------------------------------------------------------------------
Corporate Bonds - 18.3%
Beverages - Non-Alcoholic - 0.6%
                Coca-Cola Enterprises, Inc.:
$    6,725,000     6.625%, notes, due 8/1/04 ..................        6,649,344
    24,000,000     7.125%, notes, due 9/30/09 .................       23,700,000

                                                                      30,349,344

Brewery - 0.4%
                Anheuser-Busch Companies, Inc.:
     4,000,000     6.90%, notes, due 10/1/02 ..................        3,985,000
     7,910,000     5.65%, notes, due 9/15/08 ..................        7,188,213
     1,000,000     5.75%, notes, due 4/1/10 ...................          902,500
     5,050,000     7.55%, notes, due 10/1/30 ..................        5,068,938

                                                                      17,144,651

Broadcast Services and Programming - 1.4%
    39,200,000  AT&T Corp./Liberty Media Group., 7.875%
                   notes, due 7/15/09 .........................       37,681,000
    27,270,000  Clear Channel Communications, Inc., 2.625%
                   convertible senior notes, due 4/1/03 .......       30,235,612

                                                                      67,916,612

Cable Television - 0.5%
    11,980,000  Adelphia Communications Corp., 10.50%
                   senior notes, due 7/15/04 ..................       11,875,175
    11,905,000  Jones Intercable, Inc., 7.625%
                   senior notes, due 4/15/08 ..................       11,845,475

                                                                      23,720,650

See Notes to Schedules of Investments.

8  Janus Equity Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Cellular Telecommunications - 2.1%
                Nextel Communications, Inc.:
$   10,425,000     4.75%, convertible senior notes
                   due 7/1/07 .................................  $    17,305,500
    46,529,000     9.375%, senior notes, due 11/15/09 .........       44,900,485
     3,300,000  Orange PLC, 9.00%
                   senior notes, due 6/1/09 ...................        3,399,000
    33,000,000  VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 .................       35,310,000

                                                                     100,914,985

Chemicals - Diversified - 0.8%
                E.I. du Pont de Nemours and Co.:
     1,400,000     6.50%, notes, due 9/1/02 ...................        1,393,000
    15,850,000     6.875%, notes, due 10/15/09 ................       15,572,625
    21,786,000  Lyondell Chemical Co., 9.625%
                   secured notes, due 5/1/07 ..................       21,132,420

                                                                      38,098,045

Computers - 0.8%
     2,000,000  IBM Corp., 5.375%
                   notes, due 2/1/09 ..........................        1,772,500
                Sun Microsystems, Inc.:
     7,500,000     7.00%, senior notes, due 8/15/02 ...........        7,490,625
    29,100,000     7.65%, senior notes, due 8/15/09 ...........       29,427,375

                                                                      38,690,500

Diversified Financial Services - 3.3%
     4,000,000  Associates Corp. of North America
                   5.75%, senior notes, due 11/1/03 ...........        3,880,000
                General Electric Capital Corp.:
    44,710,000     7.00%, notes, due 3/1/02 ...................       44,933,550
    38,850,000     7.00%, notes, due 2/3/03 ...................       39,141,375
    23,900,000     7.25%, notes, due 5/3/04 ...................       24,288,375
    24,700,000     7.25%, notes, due 2/1/05 ...................       25,008,750
    20,000,000     7.375%, notes, due 1/19/10 .................       20,575,000

                                                                     157,827,050

Finance - Auto Loans - 1.2%
                Ford Motor Credit Corp.:
     9,900,000     6.55%, notes, due 9/10/02 ..................        9,850,500
    45,000,000     7.25%, notes, due 1/15/03 ..................       44,943,750

                                                                      54,794,250

Finance - Consumer Loans - 0.2%
    10,500,000  Household Finance Corp., 8.00%
                   notes, due 5/9/05 ..........................       10,736,250

Finance - Credit Card - 0.4%
    18,800,000  American Express Co., 6.75%
                   senior unsubordinated notes, due 6/23/04 ...       18,659,000

Finance - Investment Bankers/Brokers - 0.2%
    10,800,000  Morgan Stanley Dean Witter & Co., 7.75%
                   notes, due 6/15/05 .........................       11,029,500

Food - Retail - 0.1%
     5,500,000  Safeway, Inc., 6.50%
                   notes, due 11/15/08 ........................        5,135,625

Internet Brokers - 0.3%
    14,200,000  Charles Schwab Corp., 8.05%
                   notes, due 3/1/10 ..........................       14,679,250

Life and Health Insurance - 0.1%
     4,500,000  SunAmerica, Inc., 6.75%
                   notes, due 10/1/07 .........................        4,393,125

Medical - Drugs - 0.1%
$    4,000,000  Warner-Lambert Co., 6.00%
                   notes, due 1/15/08 .........................  $     3,770,000

Multimedia - 1.1%
    12,500,000  Time Warner, Inc., 8.11%
                   notes, due 8/15/06 .........................       12,953,125
                Viacom, Inc.:
    25,650,000     7.75%, senior notes, due 6/1/05 ............       26,195,062
    11,500,000     7.70%, company guaranteed notes
                   due 7/30/10 ................................       11,715,625
     3,400,000  Walt Disney Co., 6.375%
                   senior notes, due 3/30/01 ..................        3,391,500

                                                                      54,255,312

Retail - Building Products - 0.8%
    36,700,000  Home Depot, Inc., 6.50%
                   senior notes, due 9/15/04 ..................       36,333,000

Retail - Discount - 1.0%
                Wal-Mart Stores, Inc.:
    26,500,000     6.15%, senior notes, due 8/10/01 ...........       26,400,625
    15,000,000     6.55%, senior notes, due 8/10/04 ...........       14,868,750
     7,150,000     6.875%, senior notes, due 8/10/09 ..........        7,105,312

                                                                      48,374,687

Super-Regional Banks - 0.2%
     2,200,000  Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ............        2,142,250
     8,800,000  Northern Trust Corp., 7.10%
                   subordinated notes, due 8/1/09 .............        8,679,000

                                                                      10,821,250

Telecommunication Services - 1.6%
                Cox Communcations, Inc.:
    21,700,000     7.00%, notes, due 8/15/01 ..................       21,591,500
     6,275,000     7.50%, notes, due 8/15/04 ..................        6,298,531
    13,000,000     7.75%, notes, due 8/15/06 ..................       13,146,250
    14,500,000     7.875%, notes, due 8/15/09 .................       14,608,750
     8,000,000  Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 .................        7,100,000
    12,046,000  NTL, Inc.
                   7.00%, convertible subordinated notes
                   due 12/15/08 ...............................       15,012,328

                                                                      77,757,359

Telephone - Integrated - 0.6%
    21,745,000  Telefonos de Mexico S.A., 4.25%
                   convertible debentures
                   due 6/15/04 ................................       27,289,975

Web Hosting/Design - 0.5%
                Exodus Communications, Inc.:
     3,634,000     11.25%, senior notes, due 7/1/08 ...........        3,379,620
    17,328,000     4.75%, convertible subordinated notes
                   due 7/15/08 ................................       18,151,080

                                                                      21,530,700
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $885,350,958) .....................      874,221,120
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                        Janus Equity Funds / October 31, 2000  9

Janus | Balanced Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Foreign Bonds - 0.6%
Telecommunication Services - 0.6%
EUR  9,126,000  COLT Telecom Group PLC, 2.00%
                   convertible bonds, due 3/29/06+ ............  $    14,020,790

GBP 22,000,000  NTL, Inc., zero coupon
                   senior notes, due 4/15/09(OMEGA) ...........       14,695,262
--------------------------------------------------------------------------------
Total Foreign Bonds (cost $33,909,979) ........................       28,716,052
--------------------------------------------------------------------------------
Preferred Stock - 2.3%
Cable Television - 0.2%
       130,520  Comcast Corp., convertible, 2.00%
                   (Sprint Corp./PCS Group) ...................        9,674,795

Electric - Integrated - 1.0%
       621,330  Reliant Energy, Inc., convertible, 7.00%
                   (Time Warner, Inc.) ........................       45,978,420

Oil Companies - Integrated - 0.3%
       319,885  Coastal Corp., convertible, 6.625% ............       13,755,055

Publishing - Newspapers - 0.8%
       350,205  Tribune Co., convertible, 2.00% ...............       38,946,298
--------------------------------------------------------------------------------
Total Preferred Stock (cost $120,277,601) .....................      108,354,568
--------------------------------------------------------------------------------
Warrants - 0%
Finance - Other Services - 0%
         6,900  Ono Finance PLC - expires 5/31/09
                   (cost $0)*,+ ...............................          438,656
--------------------------------------------------------------------------------
Other Securities - 0.4%
Electric - Integrated - 0.4%
       294,430  Alliant Energy Resources, Inc., 7.25%
                   senior subordinated exchangeable
                   step-down notes, PAY PHONES
                   due 2/15/30 (McLeodUSA, Inc.)
                   (cost $16,760,235)+,(DELTA) ................       19,174,754
--------------------------------------------------------------------------------
U.S. Government Obligations - 23.0%
U.S. Government Agencies - 5.1%
                Fannie Mae:
$   10,350,000     6.375%, due 10/15/02 .......................       10,337,062
    16,150,000     5.75%, due 4/15/03 .........................       15,900,644
   182,000,000     7.125%, due 6/15/10 ........................      187,687,500
                Federal Home Loan Bank System
    18,300,000     6.75%, due 2/1/02 ..........................       18,345,750
                Freddie Mac
    12,700,000     7.00%, due 3/15/10 .........................       12,957,810

                                                                     245,228,766

U.S. Treasury Notes - 17.9%
   130,170,000     6.375%, due 6/30/02 ........................      130,816,945
   225,740,000     5.875%, due 11/15/04 .......................      225,821,266
   494,125,000     6.00%, due 8/15/09 .........................      499,254,017

                                                                     855,892,228
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $1,088,039,011) .......    1,101,120,994
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.2%
                Household Finance Corp.
    57,500,000     6.62%, 11/1/00
                   (amortized cost $57,500,000) ...............       57,500,000
--------------------------------------------------------------------------------
Time Deposit - 4.2%
                SouthTrust Bank EDT
   200,000,000     6.5937%, 11/1/00 (cost $200,000,000) .......      200,000,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.2%
                Federal Home Loan Bank System:
$   25,000,000     6.36%, 11/1/00 .............................  $    25,000,000
    50,000,000     6.35%, 11/2/00 .............................       49,991,181
    25,000,000     6.32%, 12/4/00 .............................       24,855,167
    20,000,000     6.32%, 12/21/00 ............................       19,824,444
    30,000,000     6.39%, 1/26/01 .............................       29,550,000
                Freddie Mac
    50,000,000     6.35%, 12/28/00 ............................       49,496,579
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $198,709,421) ............      198,717,371
--------------------------------------------------------------------------------
Total Investments (total cost $4,461,686,341) - 98.6% .........    4,708,064,951
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.4% .       65,315,978
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 4,773,380,929
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              0.2%         $     7,596,907
Finland                                             0.8%              38,877,104
Germany                                             1.6%              77,488,712
Mexico                                              0.6%              27,289,975
South Korea                                         0.2%              10,611,872
Sweden                                              0.7%              32,741,809
United Kingdom                                      0.4%              17,858,446
United States++                                    95.5%           4,495,600,126
--------------------------------------------------------------------------------
Total                                             100.0%         $ 4,708,064,951

++Includes Short-Term Securities (85.8% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won 1/26/01        1,550,000,000   $    1,359,888    $       21,574
South Korean Won 2/8/01         2,581,000,000        2,264,234            40,344
South Korean Won 2/15/01        1,417,000,000        1,242,982            23,610
South Korean Won 2/22/01          975,000,000          855,188            16,126
South Korean Won 3/1/01         1,300,000,000        1,140,151            19,011
South Korean Won 3/8/01         1,000,000,000          876,962            15,297
--------------------------------------------------------------------------------
Total                                           $    7,739,405    $      135,962

See Notes to Schedules of Investments.

10  Janus Equity Funds / October 31, 2000

                                                         Janus | Enterprise Fund

                                                                         [PHOTO]
                                                                      James Goff
                                                               portfolio manager

Janus Enterprise Fund returned 22.29% during the fiscal year ended October 31, 2000, compared with the 31.65% earned by our benchmark, the S&P MidCap 400 Index.(1)

Volatility maintained a tight grip on markets for virtually the entire period. Interest rate uncertainty weighed heavily on the minds of investors during the first six months of the year as strength in the U.S. economy kept the Federal Reserve - which raised short-term rates on four separate occasions - on guard against inflation. By March, the focus had shifted when it became clear that the valuations of several of the technology sector's most visible companies had become overextended. This sent the stocks of the tech-heavy Nasdaq Composite Index into a tailspin from which many have yet to recover. The wave of selling was so powerful that the median Nasdaq stock was more than 50% off of its 52-week high before the correction finally stalled in late April.

We seek to build a fund that is substantially different from our index by focusing on fast-growing companies in some of the market's most dynamic areas, including technology, media, healthcare and telecommunications. For this reason, our returns are often quite different than those of our benchmark. In fact, this strategy and our careful adherence to it enabled us to far outpace the S&P MidCap 400 Index during the first six months of the year. However, many of the stocks that worked well in the latter half of the year have been in industries such as utilities, financial services and energy. While we generally try to avoid these sectors, they are very well-represented in our benchmark - a fact that is primarily responsible for the difference between the Fund's 12-month performance and that of its benchmark.

Turning to the Fund, one area that worked well for us was the Internet. Our holdings in companies such as Web-hosting leader Exodus Communications and Internet security standout VeriSign defied an extremely difficult environment for technology stocks to finish the year dramatically higher. We have always chosen our Web-related investments carefully, adding only those companies with strong franchises, compelling business models and clearly defined prospects for growth and profitability. There is little doubt that both Exodus and VeriSign possess each of these traits, a fact that almost certainly allowed them to sidestep much of the volatility that sent other technology stocks reeling.

Several of our telecommunications positions were also able to overcome a difficult environment to post gains. While several holdings gave ground during the last half of the period, companies like McLeod USA and Powertel resisted the downdraft to trade higher. Meanwhile, another telecom standout was cellular tower operator Crown Castle, a company that possesses a unique and highly profitable business model that allows us to participate in the burgeoning growth in the cellular business.

Disappointments included our media holdings, which lost ground when it became apparent that growth in advertising spending - which has continued at a

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     96.8%                         95.0%
   Foreign                                    2.3%                          4.2%
Top 10 Equities (% of Assets)                39.4%                         37.7%
Number of Stocks                                61                            55
Cash & Cash Equivalents                       3.2%                          5.0%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Medical - Biomedical
   and Genetics                               9.3%                            --
Cellular Telecommunications                   7.9%                         11.6%
Telecommunication Services                    7.6%                          9.1%
Electronic Components
   - Semiconductors                           6.9%                          6.6%
Telecommunication Equipment
   - Fiber Optics                             6.5%                            --
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Paychex, Inc.                                 6.3%                          5.0%
Millennium Pharmaceuticals, Inc.              4.7%                            --
Exodus Communications, Inc.                   4.1%                          3.7%
VeriSign, Inc.                                4.0%                          2.0%
SDL, Inc.                                     4.0%                          4.8%
Human Genome Sciences, Inc.                   3.6%                            --
Vitesse Semiconductor Corp.                   3.2%                          3.8%
Crown Castle International Corp.              3.2%                          2.2%
American Tower Corp.                          3.2%                            --
ADC Telecommunications, Inc.                  3.1%                            --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  11
rapid pace for several years - was decelerating. Radio operators such as Clear Channel Communications and Hispanic Broadcasting were hit particularly hard as the pool of funds available to Internet companies, which had been big buyers of radio time when things were good, dried up. In addition, marketers scrambling to take advantage of the Summer Olympics temporarily redirected advertising dollars away from radio and toward television, a fact that placed further pressure on our radio positions.

Overall, I am somewhat disappointed with our results, particularly during the latter half of the period. Long-term performance remains strong, however, and there is some comfort in the realization that volatility is the price of admission to the world of potential high-growth, high-return investing in which we participate. With that in mind, we remain committed to our aggressive, high-growth style despite the short-term volatility that pressured performance during the last half of the year. While I rarely have a market outlook, I am excited about the high growth and low valuations in the Fund and where that could take us from here.

Benjamin Graham, perhaps the most famous practitioner of the fundamentally-based, company-by-company approach we follow, once said that "In the short-term, the market is a voting machine, and in the long-term, it's a weighing machine." Ultimately, we believe the strong earnings growth each of our holdings is capable of delivering will tip the scales in our favor.

Thank you for your continued confidence and investment in Janus Enterprise Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Enterprise Fund and the S&P 400 MidCap Index. Janus Enterprise Fund is represented by a shaded area of green. The S&P 400 MidCap Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, September 1, 1992, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Enterprise Fund ($68,127) as compared to the S&P 400 MidCap Index ($41,463).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 22.29%
Five Year, 28.69%
Since 9/1/92*, 26.49%

Janus Enterprise Fund - $68,127

S&P MidCap 400 Index - $41,463

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 96.8%
Advertising Sales - 1.5%
     2,524,425  Lamar Advertising Co.* ........................  $   121,172,400

Broadcast Services and Programming - 2.2%
     2,981,114  Clear Channel Communications, Inc.* ...........      179,053,160

Cellular Telecommunications - 7.9%
     8,624,835  Crown Castle International Corp.*,# ...........      261,440,311
     1,558,600  Powertel, Inc.* ...............................      135,987,850
       746,136  VoiceStream Wireless Corp.* ...................       98,116,884
     3,054,555  Western Wireless Corp. - Class A* .............      145,091,363

                                                                     640,636,408

Circuit Boards - 0.4%
     2,030,800  Viasystems Group, Inc.* .......................       28,811,975

Commercial Services - Financial - 6.3%
     8,924,791  Paychex, Inc. .................................      505,924,090

Computers - Integrated Systems - 1.0%
       342,820  Brocade Communications Systems, Inc.* .........       77,948,698

Drug Delivery Systems - 1.5%
     1,681,855  Andrx Group, Inc.* ............................      121,093,560

E-Commerce/Services - 2.9%
     1,487,215  eBay, Inc.* ...................................       76,591,573
     2,307,345  TMP Worldwide, Inc.* ..........................      160,612,843

                                                                     237,204,416

Electric - Generation - 2.6%
     3,670,970  AES Corp.* ....................................  $   207,409,805

Electronic Components - Semiconductors - 6.9%
     1,152,730  Applied Micro Circuits Corp.* .................       88,039,754
     1,808,470  Cree, Inc.*,# .................................      179,490,648
     3,156,120  Intersil Holding Corp.*,# .....................      151,296,503
     1,903,425  Xilinx, Inc.* .................................      137,879,348

                                                                     556,706,253

Internet Infrastructure Software - 2.2%
     2,819,200  Inktomi Corp.* ................................      178,843,000

Internet Security - 4.0%
     2,438,053  VeriSign, Inc.* ...............................      321,822,996

Medical - Biomedical and Genetic - 9.3%
       573,870  CuraGen Corp.* ................................       37,086,349
     3,323,870  Human Genome Sciences, Inc.* ..................      293,798,947
       918,875  Maxygen, Inc.* ................................       36,984,719
     5,267,755  Millennium Pharmaceuticals, Inc.* .............      382,241,472

                                                                     750,111,487

Medical - Drugs - 2.4%
       518,840  Biovail Corp. - New York Shares* ..............       21,823,708
       629,024  MedImmune, Inc.* ..............................       41,122,444
     1,911,555  Sepracor, Inc.* ...............................      130,224,684

                                                                     193,170,836

See Notes to Schedules of Investments.

12  Janus Equity Funds / October 31, 2000

                                                         Janus | Enterprise Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical Products - 0.9%
       959,300  MiniMed, Inc.* ................................  $    69,968,944

Oil - Field Services - 0.6%
       548,400  Hanover Compressor Co.* .......................       17,891,550
     1,103,750  Hanover Compressor Co.*,ss ....................       33,237,091

                                                                      51,128,641

Oil Companies - Exploration and Production - 2.5%
     3,030,005  Anadarko Petroleum Corp.* .....................      194,071,820
       288,420  EOG Resources, Inc.* ..........................       11,356,538

                                                                     205,428,358

Radio - 2.9%
     1,594,320  Cox Radio, Inc. - Class A*,# ..................       36,270,780
     1,175,655  Entercom Communications Corp.* ................       46,070,980
     3,510,005  Hispanic Broadcasting Corp.* ..................      109,687,656
       401,050  Radio One, Inc.* ..............................        3,183,334
       513,855  Radio One, Inc. - Class D* ....................        4,118,869
       717,905  Sirius Satellite Radio, Inc.* .................       36,074,726

                                                                     235,406,345

Real Estate Investment Trusts - 0.3%
     1,742,050  Pinnacle Holdings, Inc.* ......................       27,437,288

Retail - Drug Store - 0.3%
       578,045  Walgreen Co.* .................................       26,373,303

Schools - 1.6%
     3,328,891  Apollo Group, Inc. - Class A* .................      130,242,860

Semiconductor Components/Integrated Circuits - 6.1%
     2,546,270  Integrated Device Technology, Inc.* ...........      143,386,829
     2,274,935  TriQuint Semiconductor, Inc.* .................       87,158,447
     3,743,645  Vitesse Semiconductor Corp.* ..................      261,821,172

                                                                     492,366,448

Telecommunication Equipment - 3.1%
    11,718,420  ADC Telecommunications, Inc.* .................      250,481,228

Telecommunication Equipment - Fiber Optics - 6.5%
       907,460  Avanex Corp.* .................................       92,163,906
       937,010  MRV Communications, Inc.* .....................       37,011,895
       287,895  New Focus, Inc.* ..............................       18,281,333
     1,234,345  SDL, Inc.* ....................................      320,003,941
       955,685  Sycamore Networks, Inc.* ......................       60,447,076

                                                                     527,908,151

Telecommunication Services - 7.6%
     1,879,565  AT&T Canada, Inc. - New York Shares* ..........       58,149,042
       659,430  Level 3 Communications, Inc.* .................       31,446,568
    10,075,145  McLeodUSA, Inc. - Class A* ....................      193,946,541
    11,750,095  Metromedia Fiber Network, Inc. - Class A* .....      223,251,805
     1,813,467  Microcell Telecommunications, Inc. ............
                   - New York Shares* .........................       50,522,057
     2,146,757  Telus Corp. - New York Shares* ................       54,473,959

                                                                     611,789,972

Television - 0.6%
     1,320,220  Univision Communications, Inc. - Class A* .....       50,498,415

Therapeutics - 5.3%
     2,947,680  Abgenix, Inc.* ................................      232,498,260
     3,215,840  Medarex, Inc.* ................................      196,568,220

                                                                     429,066,480

Web Hosting/Design - 4.2%
     9,865,117  Exodus Communications, Inc.* ..................      331,097,989
     1,828,560  PSINet, Inc.* .................................       12,171,353

                                                                     343,269,342

Wireless Equipment - 3.2%
     6,319,570  American Tower Corp.* .........................  $   258,707,396
--------------------------------------------------------------------------------
Total Common Stock (cost $6,914,604,941) ......................    7,829,982,255
--------------------------------------------------------------------------------
Time Deposit - 3.6%
                SunTrust Bank EDT
$  289,600,000     6.5625%, 11/1/00 (cost $289,600,000) .......      289,600,000
--------------------------------------------------------------------------------
Total Investments (total cost $7,204,204,941) - 100.4% ........    8,119,582,255
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)     (35,017,816)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 8,084,564,439
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              2.3%         $   184,968,766
United States++                                    97.7%           7,934,613,489
--------------------------------------------------------------------------------
Total                                             100.0%         $ 8,119,582,255

++Includes Short-Term Securities (94.2% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  13

Janus | Equity Income Fund

[PHOTO]
Karen L. Reidy
portfolio manager

I'm pleased to report that Janus Equity Income Fund gained 10.65% for the fiscal year ended October 31, 2000, topping the 6.08% return of its benchmark, the S&P 500 Index.(1)

The intense volatility that buffeted financial markets for most of the year put our stock-picking skills - and me in my first year as the Fund's portfolio manager - to the test. In the end, our rigorous investment approach, which emphasizes businesses with outstanding management teams committed to growing their top lines and improving returns on capital, helped us uncover some exciting opportunities able to withstand the market's ups and downs.

One of our most resilient performers was EMC Corp. The top maker of corporate data-storage systems, EMC has grown hand in hand with the Internet, leading us to revise our industry growth expectations upwards to close to 50% annually for the next five years. To further secure its leadership standing, EMC plans to introduce network-attached storage products in the coming months. What's more, the company's recent acquisition of Data General will allow EMC to better compete in the small to mid-sized systems market.

Also boosting results was El Paso Energy Corporation, the leader in gathering, transporting, processing and marketing natural gas. Not only have higher energy prices benefited the company, but El Paso has also made some strategic acquisitions that will cement its dominant position in the U.S. and expand its presence overseas. The corporation's proposed merger with Coastal Corporation, for instance, could further enhance El Paso's earnings power as it ventures into new geographic and commodity markets.

Citigroup also fired on all cylinders. A global financial services powerhouse, Citigroup was formed from the 1998 merger between Citicorp and Travelers Group. Over the years, Citigroup has broadened its influence by making several key acquisitions, such as the recently announced merger with Associates First Capital, the biggest U.S. consumer finance firm. The alliance will allow Citigroup to expand its credit card platform as well as grow its business overseas. Moreover, the deal will stabilize Citigroup's revenues by balancing the volatility of its investment banking and trading with Associate's steadier profit sources.

Media giant Viacom was another winner. Already the owner of MTV, VH1, Nickelodeon, Paramount Pictures and Blockbuster Video, to name a few, Viacom successfully wrapped up its purchase of CBS earlier this year. Adding the television network to its growing stable of branded properties has given Viacom access to a ready-made audience for its vast media library - and created the largest platform for advertising across the media landscape. Despite a cooling economy, ad sales generated by its cable channels, radio stations and billboards have soared this year, driving Viacom's revenues consistently higher.

Our position in Enron, the world's largest energy trader, was also a standout. The company's core wholesale commodities and electricity segment continued to show robust growth as the rapid expansion and deregulation of energy markets worldwide supported strong earnings. We are even more enthusiastic, however, about Enron's efforts to become the dominant player in energy outsourcing and broadband trading. To be sure, we believe the value of Enron's broadband assets could ultimately exceed that of its market-making operations in natural gas and electricity.

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     72.1%                         57.0%
Fixed-Income Securities
   Investment-Grade
      Corporate Bonds                         1.3%                          1.8%
   High-Yield/High-Risk
      Corporate Bonds                         4.1%                         14.3%
   Preferred Stock                            4.6%                         21.8%
Other Securities                              0.4%                            --
Top 10 Equities/Preferred
   (% of Assets)                             26.3%                         35.3%
Number of Stocks                                72                            51
Cash & Cash Equivalents                      17.5%                          5.1%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Diversified Operations                        7.1%                          2.0%
Pipelines                                     3.9%                          2.3%
Electronic Components
   - Semiconductors                           3.5%                          0.7%
Computers - Memory Devices                    3.1%                            --
Telephone - Integrated                        3.0%                          1.6%
--------------------------------------------------------------------------------

Top 10 Equity/Preferred Holdings  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
General Electric Co.                          5.1%                          0.9%
EMC Corp.                                     3.1%                            --
Automatic Data Processing, Inc.               2.7%                          1.5%
Texas Instruments, Inc.                       2.6%                          0.7%
Burlington Resources, Inc.                    2.5%                            --
El Paso Energy Corp.                          2.4%                            --
Anheuser-Busch Companies, Inc.                2.1%                          0.7%
BMW A.G                                       2.0%                            --
Associates First Capital Corp. - Class A      1.9%                            --
Cisco Systems, Inc.                           1.9%                          1.9%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

14  Janus Equity Funds / October 31, 2000

Working against us was Wal-Mart. The world's largest discount retailer struggled as a pullback in consumer spending put downward pressure on retailing shares across the board. Still, Wal-Mart's grocery stores continue to take business from the competition. Consequently, we have maintained our holding in Wal-Mart, which we view as one of the best-run retailers in the industry. AT&T Liberty Media also fell short. Essentially a mutual fund of fast-growing cable, music and online properties, Liberty Media owns a significant stake in some of the world's most successful media entities, including News Corp., Time Warner, QVC and USA Networks. But some of those investments have been hit, dragging down the company's stock. Absent a change in Liberty Media's excellent management team and disciplined execution, however, we have elected to maintain our position as we monitor the situation closely.

Going forward, even though the string of interest rate increases appears to have come to an end, we expect the market to remain choppy as investors continue to worry about higher energy costs and lower corporate earnings. Given this uncertainty, we will stick to our knitting - employing our research-driven, hands-on investment strategy that has proven itself time and again.

Thank you for your confidence in Janus Equity Income Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Equity Income Fund and the S&P 500 Index. Janus Equity Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 28, 1996, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Equity Income Fund ($28,448) as compared to the S&P 500 Index ($22,760).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 10.65%
Since 6/28/96*, 27.23%

Janus Equity Income Fund - $28,448

S&P 500 Index - $22,760

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 72.1%
Aerospace and Defense - 0.6%
        87,525  Boeing Co. ....................................  $     5,935,289

Apparel Manufacturers - 0.4%
        95,510  Liz Claiborne, Inc. ...........................        4,059,175

Automotive - Cars and Light Trucks - 2.0%
       635,721  BMW A.G .......................................       21,015,763

Automotive - Truck Parts and Equipment - 0.5%
       123,195  TRW, Inc. .....................................        5,174,190

Brewery - 2.1%
       478,510  Anheuser-Busch Companies, Inc. ................       21,891,832

Broadcast Services and Programming - 1.0%
       561,460  AT&T Corp./Liberty Media Group - Class A* .....       10,106,280

Cable Television - 1.3%
       323,758  Comcast Corp. - Special Class A* ..............       13,193,139

Cellular Telecommunications - 0.1%
        24,605  Nextel Communications, Inc. - Class A* ........          945,755

Chemicals - Diversified - 2.3%
       293,795  E.I. du Pont de Nemours and Co. ...............       13,330,948
       756,220  Lyondell Chemical Co. .........................       10,870,663

                                                                      24,201,611

Chemicals - Specialty - 0.7%
       190,965  Praxair, Inc. .................................        7,113,446

Commercial Services - Financial - 0.8%
       138,297  Paychex, Inc. .................................  $     7,839,711

Computer Software - 0.7%
       269,875  Cadence Design Systems, Inc.* .................        6,932,414

Computers - Memory Devices - 3.1%
       351,600  EMC Corp.* ....................................       31,314,375

Cosmetics and Toiletries - 0.7%
       100,235  Procter & Gamble Co. ..........................        7,160,538

Data Processing and Management - 2.7%
       419,295  Automatic Data Processing, Inc. ...............       27,385,205

Diversified Financial Services - 1.7%
       336,110  Citigroup, Inc. ...............................       17,687,789

Diversified Operations - 7.1%
       947,305  General Electric Co. ..........................       51,924,155
        38,205  Honeywell International, Inc. .................        2,055,907
       197,400  Minnesota Mining and Manufacturing Co. ........       19,073,775

                                                                      73,053,837

Electric - Integrated - 0.4%
        47,785  Duke Energy Corp. .............................        4,130,416

Electric Products - 0.3%
        21,050  Samsung Electronics** .........................        2,637,123
         9,355  Samsung Electronics (GDR)**,+ .................          308,715

                                                                       2,945,838

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  15

Janus | Equity Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electronic Components - Semiconductors - 3.5%
       410,450  Advanced Micro Devices, Inc.* .................  $     9,286,431
       552,745  Texas Instruments, Inc. .......................       27,119,052

                                                                      36,405,483

Engines - Internal Combustion - 1.7%
       529,665  Cummins Engine Company, Inc. ..................       18,008,610

Enterprise Software/Services - 0.1%
        20,270  Oracle Corp.* .................................          668,910

Finance - Consumer Loans - 1.9%
       533,445  Associates First Capital Corp. - Class A ......       19,804,146

Finance - Credit Card - 1.5%
       250,615  American Express Co. ..........................       15,036,900

Food - Retail - 1.0%
       178,810  Safeway, Inc.* ................................        9,778,672

Internet Brokers - 1.1%
       326,701  Charles Schwab Corp. ..........................       11,475,373

Internet Security - 0.8%
        58,543  VeriSign, Inc.* ...............................        7,727,676

Life and Health Insurance - 1.0%
       122,790  American General Corp. ........................        9,884,595
           990  Progressive Corp. .............................           97,267

                                                                       9,981,862

Medical - Biomedical and Genetic - 0.3%
        36,970  Genentech, Inc.* ..............................        3,050,025

Medical - Drugs - 1.1%
        52,450  Eli Lilly and Co. .............................        4,687,719
        66,400  Pfizer, Inc. ..................................        2,867,650
        69,455  Pharmacia Corp. ...............................        3,820,025

                                                                      11,375,394

Money Center Banks - 1.5%
       226,505  Bank of New York Company, Inc. ................       13,038,194
        44,380  Chase Manhattan Corp. .........................        2,019,290

                                                                      15,057,484

Motorcycle and Motor Scooter Manufacturing - 0.7%
       151,480  Harley-Davidson, Inc. .........................        7,299,442

Multi-Line Insurance - 1.4%
       150,292  American International Group, Inc. ............       14,728,616

Multimedia - 2.4%
       297,155  Viacom, Inc. - Class B* .......................       16,900,691
       216,730  Walt Disney Co. ...............................        7,761,643

                                                                      24,662,334

Networking Products - 1.9%
       355,628  Cisco Systems, Inc.* ..........................       19,159,458

Oil Companies - Exploration and Production - 2.5%
       717,735  Burlington Resources, Inc. ....................       25,838,460

Pipelines - 3.9%
       388,655  El Paso Energy Corp. ..........................       24,363,810
       188,295  Enron Corp. ...................................       15,451,958

                                                                      39,815,768

Radio - 1.2%
       381,945  Infinity Broadcasting Corp. - Class A* ........       12,699,671

Retail - Apparel and Shoe - 0.8%
       322,960  Gap, Inc. .....................................        8,336,405

Retail - Discount - 1.6%
       369,480  Wal-Mart Stores, Inc. .........................       16,765,155

Retail - Jewelry - 0.6%
       145,040  Tiffany & Co. .................................  $     6,191,395

Semiconductor Components/Integrated Circuits - 2.4%
       248,760  Linear Technology Corp. .......................       16,060,568
       127,440  Maxim Integrated Products, Inc.* ..............        8,450,865

                                                                      24,511,433

Super-Regional Banks - 1.5%
       424,265  Firstar Corp. .................................        8,352,717
       286,860  U.S. Bancorp ..................................        6,938,426

                                                                      15,291,143

Telecommunication Equipment - 1.5%
        28,665  Nokia Oyj .....................................        1,178,198
       105,678  Nokia Oyj (ADR) ...............................        4,517,734
        56,105  Nortel Networks Corp. - New York Shares .......        2,552,777
       541,885  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ..        7,518,654

                                                                      15,767,363

Telecommunication Equipment - Fiber Optics - 0.9%
       119,880  Corning, Inc. .................................        9,170,820

Telecommunication Services - 1.0%
       558,810  McLeodUSA, Inc. - Class A* ....................       10,757,093

Telephone - Integrated - 2.3%
       308,035  SBC Communications, Inc. ......................       17,769,769
       287,965  Telefonica S.A.* ..............................        5,484,749

                                                                      23,254,518

Television - 0.9%
       235,101  Univision Communications, Inc. - Class A* .....        8,992,613

Web Portals/Internet Service Provider - 0.6%
       116,245  America Online, Inc.* .........................        5,862,235
--------------------------------------------------------------------------------
Total Common Stocks (cost $638,932,219) .......................      739,561,060
--------------------------------------------------------------------------------
Corporate Bonds - 5.4%
Advertising Agencies - 0.1%
$      293,000  Omnicom Group, Inc., 4.25%
                   convertible subordinated debentures
                   due 1/3/07 .................................          838,346

Broadcast Services and Programming - 1.2%
    10,933,000  Clear Channel Communications, Inc.
                   2.625%, convertible senior notes
                   due 4/1/03 .................................       12,121,964

Cellular Telecommunications - 2.0%
                Nextel Communications, Inc.:
     1,835,000     4.75%, convertible senior notes
                   due 7/1/07 .................................        3,046,100
     9,514,000     9.375%, senior notes, due 11/15/09 .........        9,181,010
     2,117,000     5.25%, convertible senior notes
                   due 1/15/10+ ...............................        1,751,818
     6,277,000  VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 .................        6,716,390

                                                                      20,695,318

Telecommunication Services - 0.8%
     2,371,000  Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 .................        2,104,263
     5,177,000  NTL, Inc., 7.00%
                   convertible subordinated notes
                   due 12/15/08 ...............................        6,451,836

                                                                       8,556,099

Telephone - Integrated - 0.7%
     5,525,000  Telefonos de Mexico S.A., 4.25%
                   convertible debentures, due 6/15/04 ........        6,933,875

See Notes to Schedules of Investments.

16  Janus Equity Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Web Hosting/Design - 0.6%
$    6,146,000  Exodus Communications, Inc., 4.75%
                   convertible subordinated notes
                   due 7/15/08 ................................  $     6,437,935
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $62,901,415) ......................       55,583,537
--------------------------------------------------------------------------------
Preferred  Stock - 4.6%
Automotive - Cars and Light Trucks - 0.8%
         2,376  Porshe A.G ....................................        7,955,318

Cable Television - 0.2%
        22,330  Comcast Corp.
                   convertible, 2.00%
                   (Sprint Corp./PCS Group) ...................        1,655,211

Electric - Integrated - 1.5%
       217,075  Reliant Energy, Inc.
                   convertible, 7.00%
                   (Time Warner, Inc.) ........................       16,063,550

Publishing - Newspapers - 1.5%
       141,385  Tribune Co.
                   convertible, 2.00% .........................       15,723,426

Telecommunication Services - 0.6%
       103,625  Cox Communications, Inc.
                   convertible, 7.00% .........................        6,062,063
--------------------------------------------------------------------------------
Total Preferred Stock (cost $49,668,660) ......................       47,459,568
--------------------------------------------------------------------------------
Other Securities - 0.4%
Electric - Integrated - 0.4%
        58,052  Alliant Energy Resources, Inc., 7.25%
                   senior subordinated exchangeable
                   step-down notes, PAY PHONES,
                   due 2/15/30 (McLeodUSA, Inc.)
                   (cost $3,101,133)+,(DELTA) .................        3,780,637
--------------------------------------------------------------------------------
Repurchase Agreements - 12.2%
$   83,200,000  BankAmerica Securities L.L.C., 6.63%
                   dated 10/31/00, maturing 11/1/00, to be
                   repurchased at $83,215,323 collateralized
                   by $107,243,413 in U.S. Government
                   Agency Strips, 0%, 3/25/18-11/1/30;
                   $10,068,864 in U.S. Treasuries,
                   0%-8.125%, 8/15/19-11/30/00; with
                   respective values of $74,659,535
                   and $10,204,518 ............................       83,200,000
    41,800,000  Morgan Stanley Dean Witter & Co., 6.62%
                   dated 10/31/00, maturing 11/1/00,
                   to be repurchased at $41,807,687
                   collateralized by $10,830,232 in
                   Short-Term Corporate Notes, 0%-6.60%,
                   11/16/00-1/25/01, A-1 - A-1+;
                   $138,639,527 in U.S. Government
                   Agencies, 0%-9.50%, 11/25/07-11/1/30;
                   with respective values of $10,748,331
                   and $31,906,211 ............................       41,800,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $125,000,000) ...............      125,000,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.4%
                Freddie Mac
    25,000,000     6.40%, 11/8/00
                   (amortized cost $24,968,889) ...............       24,968,889
--------------------------------------------------------------------------------
Total Investments (total cost $904,572,316) - 97.1% ...........      996,353,691
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 2.9% .       30,148,882
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 1,026,502,573
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              0.3%         $     2,552,777
Finland                                             0.6%               5,695,932
Germany                                             2.9%              28,971,081
Mexico                                              0.7%               6,933,875
South Korea                                         0.3%               2,945,838
Spain                                               0.6%               5,484,749
Sweden                                              0.7%               7,518,654
United States++                                    93.9%             936,250,785
--------------------------------------------------------------------------------
Total                                             100.0%         $   996,353,691

++Includes Short-Term Securities (78.9% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
South Korean Won 1/26/01          430,000,000   $      377,259    $        5,985
South Korean Won 2/8/01           717,000,000          629,003            11,207
South Korean Won 2/15/01          390,500,000          342,544             6,506
South Korean Won 2/22/01          290,000,000          254,364             4,796
South Korean Won 3/1/01           390,000,000          342,045             5,704
South Korean Won 3/8/01           290,000,000          254,319             4,437
--------------------------------------------------------------------------------
Total                                           $    2,199,534    $       38,635

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  17

Janus | Global Life Sciences Fund (closed to new investors)

[PHOTO]
Thomas Malley
portfolio manager

For the fiscal year ended October 31, 2000, Janus Global Life Sciences Fund gained 87.22%, handily beating its benchmark, the S&P 500 Index, which returned 6.08%.(1)

During the first four months of the period, many high-growth stocks continued their upward march. Biotechnology companies led the rally, propelled by their sudden popularity among speculators who hoped to turn a quick profit. However, these stocks plummeted in early March when President Clinton suggested that the volumes of data generated by these companies in their efforts to map the human genome should be freely available to the public. While we were unable to completely avoid the downturn, many of our holdings quickly recovered from the biotech sell-off. Throughout the second half of the year, however, biotech and other fast-growing segments of the market remained volatile. In response, we actively adjusted the portfolio, increasing our exposure to other, more stable areas of the life sciences universe such as pharmaceutical and medical device companies.

Top performers included pharmaceutical companies Alza Corp., Teva Pharmaceuticals and Andrx Group. Alza gained on the introduction of Concerta, a once-daily dosage medication for attention deficit disorder and attention deficit hyperactivity disorder, two rapidly growing markets. In addition, Alza's incontinence drug Ditropan proved a powerful growth driver due to solid market share and year-over-year sales gains. Meanwhile, Teva and Andrx gained on the core strength of their generic drugs.

Schering-Plough, on the other hand, did not perform well for us. Its stock was pressured by patent-expiration concerns surrounding its leading allergy medication Claritin. In our view, management continues to execute on its strategy, while boosting its already strong research and development efforts. Consequently we maintained our position in the company.

We  were  rewarded  by  our  positions  in  several   leading   medical   device
manufacturers, particularly PE Corp.-PE Biosystems Group, PerkinElmer and Medtronic. PE Corp and PerkinElmer traded higher due to growth in genomics research. Products developed by both companies have been instrumental in this type of research, which includes the study of genes and proteins. Meanwhile, the FDA's approval of new pacemakers, implantable cardiac defibrillators and coronary stents developed by Medtronic for the treatment of cardiovascular disease helped it maintain a dominant position in the medical technology arena.

MedImmune also contributed positively to our results. This biotechnology company uses advances in immunology and other biological sciences to develop treatments for infectious diseases, immune regulation and oncology. Its lead drug is Synagis, a treatment for a common respiratory disease in children. Sales of Synagis grew 30% during MedImmune's most recently completed quarter, while net income nearly doubled from the previous year.

Disappointments included Emisphere, a biopharmaceutical company working to overcome the barriers to effective drug delivery. We were initially attracted to Emisphere's promising pipeline, which includes ingestible formulations of proteins that are not currently deliverable by oral means. However, the market's impatience with the company's seemingly slow rate of progress caused its stock to decline.

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     94.9%                         82.6%
   Foreign                                   14.5%                         11.0%
Top 10 Equities (% of Assets)                26.3%                         47.0%
Number of Stocks                                84                            39
Cash & Cash Equivalents                       5.1%                         17.4%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Medical - Drugs                              32.0%                         13.3%
Medical - Biomedical and Genetic             14.9%                         26.5%
Therapeutics                                 11.8%                         19.9%
Instruments - Scientific                      7.9%                          1.8%
Medical - HMO                                 4.2%                            --
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
PE Corp./PE Biosystems Group                  3.7%                          1.8%
CIGNA Corp.                                   3.2%                            --
PerkinElmer, Inc.                             2.8%                            --
Cardinal Health, Inc.                         2.6%                            --
American Home Products Corp.                  2.5%                            --
Biovail Corp. - New York Shares               2.5%                            --
Andrx Group, Inc.                             2.3%                            --
Cell Therapeutics, Inc.                       2.3%                            --
UnitedHealth Group, Inc.                      2.3%                            --
Alexion Pharmaceuticals, Inc.                 2.1%                            --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

18  Janus Equity Funds / October 31, 2000

Another disappointment was Allscripts, a company we have owned since its IPO last year. Allscripts is focused on wireless solutions that enable physicians to speed up the process of prescribing drugs. Unfortunately, they have been slow to penetrate the market, and the stock declined during the period. However, we believe there is a great deal of untapped potential in this area of the market and maintained our position.

In conclusion, investors seem poised for a much softer stock market performance in the coming year, lowering their expectations from recent years. While it certainly appears as if market volatility will continue, we believe healthcare will remain an area of strength. Within this broad universe of stocks, we will maintain our focus on companies that have specific improvements in their business relative to market expectations, relying on our own stringent financial analysis and company-by-company research to uncover them.

Thank you for your continued confidence and investment in Janus Global Life Sciences Fund.

--------------------------------------------------------------------------------
As part of his research, Dr. Bob Jackson, a Janus analyst who focuses on life sciences companies, frequently corresponds with physicians, researchers, and clinical coordinators by e-mail. Bob requests that any physicians or researchers interested in discussing or commenting on emerging therapies, changing practice patterns and the clinical impact of recently completed trials contact him at jackson.research@janus.com. Please indicate whether you are in general or specialty practice and note any areas of clinical research or interest. Your participation is greatly appreciated.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Life Sciences Fund and the S&P 500 Index. Janus Global Life Sciences Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Life Sciences Fund ($22,410) as compared to the S&P 500 Index ($11,884).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 87.22%
Since 12/31/98*, 55.31%

Janus Global Life Sciences Fund - $22,410

S&P 500 Index - $11,884

*The Fund's inception date
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks. The Fund may not experience similar performance in the future.

This Fund concentrates in certain industry groups, which may react similarly to market development. As a result, this fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 94.9%
Chemicals - Diversified - 0.9%
       916,410  Bayer A.G .....................................  $    39,693,987

Chemicals - Specialty - 1.3%
     1,183,545  Symyx Technologies, Inc.* .....................       55,848,530

Cosmetics and Toiletries - 0.9%
       674,895  Colgate-Palmolive Co. .........................       39,656,830

Diagnostic Equipment - 1.9%
     1,373,010  Cytyc Corp.* ..................................       81,522,469

Drug Delivery Systems - 4.0%
       743,345  ALZA Corp.* ...................................       60,164,486
     1,385,735  Andrx Group, Inc.* ............................       99,772,920
       473,565  Emisphere Technologies, Inc.* .................       11,987,114

                                                                     171,924,520

E-Commerce/Services - 0.5%
       743,750  Allscripts, Inc.* .............................        8,925,000
     2,000,000  e-MedSoft.com*,ss .............................        2,910,000
     1,000,000  WebMD Corp.*,ss ...............................       10,635,630

                                                                      22,470,630

Instruments - Scientific - 7.9%
     1,356,005  PE Corp./PE Biosystems Group ..................  $   158,652,585
     1,010,360  PerkinElmer, Inc. .............................      120,738,020
       789,030  Waters Corp.* .................................       57,253,989

                                                                     336,644,594

Life and Health Insurance - 3.2%
     1,110,070  CIGNA Corp. ...................................      135,373,037

Medical - Biomedical and Genetic - 14.9%
       869,235  Alexion Pharmaceuticals, Inc.*,# ..............       89,857,168
     1,193,570  Amgen, Inc.* ..................................       69,152,462
       361,635  Biogen, Inc.* .................................       21,765,907
       720,000  Cellegy Pharmaceuticals, Inc.*,ss.,# ..........        4,802,400
       432,535  Chiron Corp.* .................................       18,734,172
       830,790  Genentech, Inc.* ..............................       68,540,175
       640,545  Genzyme Corp.* ................................       45,478,695
       295,315  IDEC Pharmaceuticals Corp.* ...................       57,918,654
       832,260  Immunex Corp.* ................................       35,423,066
     1,327,010  Immunomedics, Inc.* ...........................       30,687,106
       749,375  Immunomedics, Inc.*,ss ........................       17,329,297
       606,360  Millennium Pharmaceuticals, Inc.* .............       43,998,998
       742,995  Oxford GlycoSciences PLC* .....................       26,945,621
       485,000  Protein Design Labs, Inc.* ....................       65,512,891
     1,514,130  Ribozyme Pharmaceuticals, Inc.*,# .............       32,080,629
           712  Third Wave Technologies, Inc.*,ss .............        7,500,002

                                                                     635,727,243

See Notes to Schedules of Investments.


                                       Janus Equity Funds / October 31, 2000  19

Janus | Global Life Sciences Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Medical - Drugs  - 32.0%
       960,385  Abbott Laboratories ...........................  $    50,720,333
     1,697,105  American Home Products Corp. ..................      107,766,168
       186,234  Angiotech Pharmaceuticals, Inc.* ..............       10,182,145
     1,041,776  Aventis S.A ...................................       75,059,778
     2,492,655  Biovail Corp. - New York Shares* ..............      104,847,301
       887,660  Bristol-Myers Squibb Co. ......................       54,091,781
       979,660  Celgene Corp.* ................................       63,065,613
       833,860  CIMA Labs, Inc.*,# ............................       45,862,300
       870,795  Cubist Pharmaceuticals, Inc.* .................       37,416,973
     1,068,895  DUSA Pharmaceuticals, Inc. ....................
                   - New York Shares*,# .......................       27,924,882
       863,450  Eli Lilly and Co. .............................       77,170,844
       989,890  Glaxo Wellcome PLC (ADR) ......................       57,599,224
     1,176,690  MedImmune, Inc.* ..............................       76,926,109
       978,460  OSI Pharmaceuticals, Inc.* ....................       70,449,120
     1,000,000  OSI Pharmaceuticals, Inc.*,ss .................       69,840,000
       187,215  Pfizer, Inc. ..................................        8,085,348
       612,295  Priority Healthcare Corp.* ....................       32,910,856
     1,555,922  Sanofi-Synthelabo S.A .........................       81,769,909
       328,519  Schering A.G ..................................       18,295,314
     1,244,180  Schering-Plough Corp. .........................       64,308,554
       660,145  Sepracor, Inc.* ...............................       44,972,378
        19,136  Serono S.A. - Class B* ........................       17,208,815
     1,210,512  Shire Pharmaceuticals Group PLC* ..............       24,609,000
    22,828,178  SkyePharma PLC* ...............................       26,850,544
       563,000  Takeda Chemical Industries, Ltd.* .............       37,073,980
     1,073,030  Teva Pharmaceutical Industries, Ltd. (ADR) ....       63,442,899
       185,140  Vertex Pharmaceuticals, Inc.* .................       17,238,270

                                                                   1,365,688,438

Medical - HMO - 4.2%
       882,635  UnitedHealth Group, Inc. ......................       96,538,203
       723,245  Wellpoint Health Networks, Inc.* ..............       84,574,462

                                                                     181,112,665

Medical - Wholesale Drug Distributors - 2.6%
     1,160,155  Cardinal Health, Inc. .........................      109,924,686

Medical Instruments - 3.5%
       561,340  ArthroCare Corp.* .............................       12,735,401
       538,800  Guidant Corp.* ................................       28,522,725
     1,527,945  Medtronic, Inc. ...............................       82,986,513
       427,080  St. Jude Medical, Inc.* .......................       23,489,400

                                                                     147,734,039

Medical Labs and Testing Services - 1.2%
       385,955  Laboratory Corporation of America Holdings* ...       52,055,681

Medical Products - 3.5%
       608,235  Baxter International, Inc. ....................       49,989,314
       700,000  Cerus Corp.*,ss.,# ............................       35,592,375
       900,000  HemaSure, Inc.*,ss.,# .........................        1,533,375
       845,100  MiniMed, Inc.* ................................       61,639,481

                                                                     148,754,545

Optical Supplies - 0.5%
       232,625  Allergan, Inc. ................................       19,555,039

Therapeutics - 11.8%
       495,480  Abgenix, Inc.* ................................  $    39,080,985
     1,446,305  Cell Therapeutics, Inc.* ......................       96,744,245
       676,795  CV Therapeutics, Inc.* ........................       53,297,606
       220,660  Gilead Sciences, Inc.* ........................       18,976,760
     1,768,045  ILEX Oncology, Inc.*,# ........................       64,091,631
       586,180  ImClone Systems, Inc.* ........................       32,056,719
       442,880  Medarex, Inc.* ................................       27,071,040
       874,385  Neurogen Corp.*,# .............................       27,488,478
       608,055  NPS Pharmaceuticals, Inc.*,ss.,# ..............       25,288,247
       401,820  Pharmacyclics, Inc.* ..........................       21,622,939
       717,340  Trimeris, Inc.*,# .............................       50,751,805
       400,000  Trimeris, Inc.*,ss ............................       27,734,000
       335,125  United Therapeutics Corp.* ....................       17,929,188

                                                                     502,133,643

Wireless Equipment  - 0.1%
       722,170  Data Critical Corp.*,# ........................        3,701,121
--------------------------------------------------------------------------------
Total Common Stock (cost $3,265,847,447) ......................    4,049,521,697
--------------------------------------------------------------------------------
Repurchase Agreement - 3.5%
$  151,000,000  Morgan Stanley Dean Witter & Co., 6.62%
                   dated 10/31/00, maturing 11/1/00,
                   to be repurchased at $151,027,767
                   collateralized by $39,123,565 in
                   Short-Term Corporate Notes, 0%-6.60%,
                   11/16/00-1/25/01, A-1 - A-1+;
                   $500,826,998 in U.S. Government
                   Agencies, 0%-9.50%, 11/25/07-11/1/30;
                   with respective values of $38,827,703
                   and $115,259,280 (cost $151,000,000) .......      151,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $3,416,847,447) - 98.4% .........    4,200,521,697
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.6% .       66,936,739
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 4,267,458,436
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              3.6%         $   150,454,330
France                                              3.7%             156,829,687
Germany                                             1.4%              57,989,301
Israel                                              1.5%              63,442,899
Japan                                               0.9%              37,073,980
Switzerland                                         0.4%              17,208,815
United Kingdom                                      3.2%             136,004,389
United States++                                    85.3%           3,581,518,296
--------------------------------------------------------------------------------
Total                                             100.0%         $ 4,200,521,697

++Includes Short-Term Securities (81.7% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/26/01               7,700,000   $   11,180,400    $      604,450
British Pound 3/22/01               7,800,000       11,334,180             3,120
British Pound 4/27/01              10,000,000       14,538,000           124,160
British Pound 5/8/01                1,800,000        2,617,200          (62,100)
Japanese Yen 3/22/01            1,705,000,000       16,014,773           639,521
Swiss Franc 4/27/01                15,700,000        8,873,566           350,876
--------------------------------------------------------------------------------
Total                                           $   64,558,119    $    1,660,027

See Notes to Schedules of Investments.

20  Janus Equity Funds / October 31, 2000

                        Janus | Global Technology Fund (closed to new investors)

                                                                         [PHOTO]
                                                                         Mike Lu
                                                               portfolio manager

Janus Global Technology Fund returned 31.99% for the fiscal year ended October 31, 2000, outperforming its benchmark, the S&P 500 Index, which gained 6.08%.(1)

Ongoing volatility in the technology universe made for a challenging year as investor sentiment appeared to shift daily - oftentimes from spurious rumors. This was particularly true in the second half of the period. For example, a June rebound quickly fizzled in July as a result of profit-taking in the technology sector. In August expectations began to build that the economy was settling into a "soft landing," signaling a potential end to the Fed's year-long tightening cycle. Tech stocks briefly rallied on this positive expectation, only to surrender those gains in September as market psychology shifted yet again.

Despite the roller coaster nature of technology stocks, we continued to focus our fundamental research efforts on unearthing leading and emerging franchises in the technology infrastructure space - including data communications, optical networking and wireless communications, as well as key technology "enablers" such as software, component and equipment vendors. Furthermore, we used market downturns to add to oversold positions whose future growth prospects still command our conviction and confidence.

Standouts during this period included long-term holding i2 Technologies, which returned 330% for the period. i2 is an enabler of business-to-business e-commerce solutions. Its robust back-end supply chain management system has enabled it to become an essential building block for intelligent public/ private trade exchanges, allowing its customers to realize the cost efficiencies of a networked economy.

Sun Microsystems also gained substantially. Sun, which designs and markets network servers, workstations, processors and middleware, continued to defy a hostile market environment. For example, although we anticipated a strong rollout of its new line of UltraSparc III workstations and servers, demand characteristics for the previous generation remained surprisingly robust. In fact, sales of the UltraSparc II actually accelerated, despite the fact that new product cycles generally trigger a falloff in demand for existing products. We see this as a testament to the power of the Sun Solaris platform, which remains the platform of choice for mission-critical intranet and Internet applications.

Although Nokia encountered a temporary setback this summer, this Finnish telecommunication systems supplier turned in solid results for the 12-month period. Nokia lost nearly 25% of its market value in a single day during July when management warned of a decline in short-term operating margins resulting from its decision to heavily discount older handsets to make way for newer models and to opportunistically capture market share. Many investors interpreted the announcement as an indication of broader demand issues and deteriorating market positioning for Nokia. Our continual industry and customer checks indicate that the severe reaction was overdone. We still believe in Nokia's ability to execute in the fast-evolving wireless handset, wireless data and wireless infrastructure markets.

Late in the period the semiconductor arena experienced a broad sell-off as investors sought to lock in earlier gains. Although some analysts point to the

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     89.9%                         83.0%
   Foreign                                   28.1%                         21.9%
   European                                   8.0%                         10.8%
Top 10 Equities (% of Assets)                34.6%                         28.9%
Number of Stocks                                99                            90
Cash, Cash Equivalents &
   Fixed-Income Securities                   10.1%                         17.0%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                   8.7%                          8.1%
Electronic Components
   - Semiconductors                           6.0%                          7.8%
Computers                                     5.6%                            --
Telecommunication Equipment
   - Fiber Optics                             5.4%                          2.1%
Cellular Telecommunications                   5.0%                          8.2%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                        4.7%                          3.5%
Nokia Oyj                                     4.6%                          4.3%
JDS Uniphase Corp.                            4.3%                          4.3%
i2 Technologies, Inc.                         3.9%                          2.0%
VERITAS Software Corp.                        3.7%                          3.2%
Cisco Systems, Inc.                           3.3%                          2.2%
Furukawa Electric Company, Ltd.               3.2%                            --
Texas Instruments, Inc.                       2.5%                          2.6%
China Mobile, Ltd. (ADR)                      2.2%                          2.2%
VeriSign, Inc.                                2.2%                          1.4%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  21
end of a market cycle, suggesting a dramatic fall-off in growth, our research indicates otherwise. We continue to see favorable supply and demand dynamics in logic and specialty memory devices and increasing semiconductor content in a broadening array of consumer electronic devices. Therefore, we maintained select positions in Texas Instruments, a digital signal-processing leader, and Applied Materials, a U.S. maker of front-end semiconductor production systems.

Finally, optical networking continues to be an area that holds great promise. As global Internet and data usage increases, our holdings in JDS Uniphase, SDL, Inc. and Furukawa Electric will continue to benefit. These companies provide leading-edge optical components to system vendors such as Nortel, Ciena and Cisco Systems.

In volatile markets such as this, there is little margin for error, and for companies that fail to meet expectations, the punishment could be severe. However, we believe technology is still the fastest-growing segment within the economy, and that it stands to make further contributions toward enhanced productivity and connectivity. I firmly believe we have not reached the physical limits of technology development, especially in such areas as networking, software and optics. As you can see from the constancy of the top names in the Fund and the low rate of turnover, our fundamental convictions in our top holdings remain intact, and I believe we will be rewarded in time.

Once again, thank you for your investment in Janus Global Technology Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Global Technology Fund and the S&P 500 Index. Janus Global Technology Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1998, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Global Technology Fund ($27,640) as compared to the S&P 500 Index ($11,884).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 31.99%
Since 12/31/98*, 74.14%

Janus Global Technology Fund - $27,640

S&P 500 Index - $11,884

*The Fund's inception date
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading. This Fund has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks. The Fund may not experience similar performance in the future.

This Fund concentrates in certain industry groups, which may react similarly to market development. As a result, this fund may experience greater price volatility. Foreign investing involves special risks such as currency fluctuations and political uncertainty.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 89.2%
Aerospace and Defense - 0.2%
       577,165  Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) .....................  $    16,701,712

Applications Software - 1.3%
     1,003,545  Microsoft Corp.* ..............................       69,119,162
       300,000  Siebel Systems, Inc.* .........................       31,481,250

                                                                     100,600,412

Business To Business/E-Commerce - 4.4%
     1,755,980  i2 Technologies, Inc.* ........................      298,516,600
     1,205,650  PurchasePro.com, Inc.* ........................       32,552,550

                                                                     331,069,150

Cellular Telecommunications - 4.5%
     5,472,120  China Mobile, Ltd. (ADR)*,** ..................      167,583,675
     1,623,801  Crown Castle International Corp.* .............       49,221,468
         3,762  NTT DoCoMo, Inc.** ............................       92,683,622
       654,665  Vodafone Group PLC (ADR) ......................       27,864,179

                                                                     337,352,944

Circuit Boards - 0.3%
     1,447,465  Viasystems Group, Inc.* .......................       20,535,910

Communications Software - 0.2%
     2,307,692  Yipes Communication Group, Inc.ss .............       14,999,998

Computer Data Security - 0.3%
     2,483,020  Baltimore Technologies PLC* ...................  $    19,127,686

Computer Graphics - 0.3%
       388,745  NVIDIA Corp.* .................................       24,156,857

Computer Software - 1.9%
     1,273,385  Cadence Design Systems, Inc.* .................       32,710,077
       639,090  Micromuse, Inc.* ..............................      108,445,584

                                                                     141,155,661

Computers - 5.6%
       230,460  IBM Corp. .....................................       22,700,310
    51,526,000  Legend Holdings, Ltd.** .......................       43,605,391
     3,200,070  Sun Microsystems, Inc.* .......................      354,807,761

                                                                     421,113,462

Computers - Integrated Systems - 2.9%
     2,435,000  ASM Lithography Holding N.V.* .................       67,723,437
       525,980  Brocade Communications Systems, Inc.* .........      119,594,703
     1,737,000  Fujitsu, Ltd.** ...............................       30,926,303

                                                                     218,244,443

Computers - Memory Devices - 4.4%
       613,305  EMC Corp.* ....................................       54,622,477
     1,962,405  VERITAS Software Corp.* .......................      276,729,768

                                                                     331,352,245

Computers - Voice Recognition - 0.1%
       126,355  Nuance Communications, Inc.* ..................       10,898,119

See Notes to Schedules of Investments.

22  Janus Equity Funds / October 31, 2000

                                                  Janus | Global Technology Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Distribution and Wholesale - 0.1%
     8,816,000  Global Tech Holdings, Ltd.** ..................  $    10,230,338

Diversified Operations - 0.7%
    12,966,000  Citic Pacific, Ltd.** .........................       52,037,950

E-Commerce/Services - 0.1%
       600,000  WebMD Corp.*,ss ...............................        6,381,378

E-Services/Consulting - 1.1%
     2,263,045  Sapient Corp.* ................................       80,479,538

Electric Products - 1.2%
       700,800  Samsung Electronics** .........................       87,795,528

Electronic Components - 3.2%
       200,000  Flextronics International, Ltd.* ..............        7,600,000
     5,020,000  NEC Corp.** ...................................       95,631,062
       428,090  Samsung SDI Company, Ltd.** ...................       16,672,558
     2,875,020  SCI Systems, Inc.* ............................      123,625,860

                                                                     243,529,480

Electronic Components - Semiconductors - 6.0%
     1,407,740  Celestica, Inc. - New York Shares* ............      101,181,313
       936,425  Chartered Semiconductor
                   Manufacturing, Ltd. (ADR)* .................       43,543,763
     5,671,063  Hyundai Electronics Industries Co.*,** ........       34,850,185
       206,100  STMicroelectronics N.V. - New York Shares .....       10,704,319
     3,839,890  Texas Instruments, Inc. .......................      188,394,603
     1,065,000  Xilinx, Inc.* .................................       77,145,938

                                                                     455,820,121

Electronic Forms - 0.2%
       160,000  Adobe Systems, Inc. ...........................       12,170,000

Enterprise Software/Services - 1.3%
     2,973,040  Oracle Corp.* .................................       98,110,320

Entertainment Software - 0.4%
       677,720  Electronic Arts, Inc.* ........................       33,886,000

Fiber Optics - 4.4%
     4,025,500  JDS Uniphase Corp.* ...........................      327,575,063

Identification Systems and Devices - 0.2%
       273,345  Symbol Technologies, Inc. .....................       12,420,113

Instruments - Scientific - 0.4%
       275,000  PE Corp./PE Biosystems Group ..................       32,175,000

Internet Applications Software - 1.2%
     2,016,140  Portal Software, Inc.* ........................       70,942,926
       150,000  Software.com, Inc.* ...........................       22,350,000

                                                                      93,292,926

Internet Infrastructure Software - 1.0%
       276,500  Inktomi Corp.* ................................       17,540,469
       917,350  TIBCO Software, Inc.* .........................       57,793,050

                                                                      75,333,519

Internet Security - 3.7%
       743,080  Check Point Software Technologies, Ltd.* ......      117,685,295
     1,252,768  VeriSign, Inc.* ...............................      165,365,376

                                                                     283,050,671

Internet Telephony - 0.1%
       577,940  Net2Phone, Inc.* ..............................       10,728,011

Medical - Biomedical and Genetic - 0.3%
       450,000  Affymetrix, Inc.* .............................       24,918,750

Networking Products - 4.6%
       332,210  Cabletron Systems, Inc.* ......................  $     9,011,196
     4,658,880  Cisco Systems, Inc.* ..........................      250,997,160
       700,820  Network Appliance, Inc.* ......................       83,397,580
        78,390  ONI Systems Corp.* ............................        6,354,489

                                                                     349,760,425

Pipelines - 0.9%
       830,190  Enron Corp. ...................................       68,127,467

Satellite Telecommunications - 0.3%
     1,439,555  Adaptive Broadband Corp.*,# ...................       23,122,852

Semiconductor Components/Integrated Circuits - 1.8%
     1,500,000  Advanced Semiconductor Engineering, Inc. ......        9,562,500
       400,000  Analog Devices, Inc.* .........................       26,000,000
     1,097,725  Integrated Device Technology, Inc.* ...........       61,815,639
     1,000,401  Taiwan Semiconductor Manufacturing
                   Company, Ltd. (ADR)* .......................       22,696,598
       218,645  Vitesse Semiconductor Corp.* ..................       15,291,485

                                                                     135,366,222

Semiconductor Equipment - 3.7%
     3,081,625  Applied Materials, Inc.* ......................      163,711,328
       342,000  ASE Test, Ltd.* ...............................        5,279,625
     3,522,775  Teradyne, Inc.* ...............................      110,086,719

                                                                     279,077,672

Software Tools - 0.1%
       100,000  Mercury Interactive Corp.* ....................       11,100,000

Telecommunication Equipment - 8.7%
     2,080,040  ADC Telecommunications, Inc.* .................       44,460,855
       343,750  Alcatel S.A. (ADR) ............................       21,441,406
     2,950,480  Datacraft Asia, Ltd. ..........................       20,210,788
       498,700  Digital Lightwave, Inc.* ......................       25,277,856
       684,000  Matsushita Communication Industrial
                   Company, Ltd.** ............................       89,582,683
       360,000  Nokia Oyj .....................................       14,796,830
     7,720,020  Nokia Oyj (ADR) ...............................      330,030,855
     2,531,830  Nortel Networks Corp. - New York Shares .......      115,198,265

                                                                     660,999,538

Telecommunication Equipment - Fiber Optics - 5.4%
       867,755  Avanex Corp.* .................................       88,131,367
       888,000  CIENA Corp.* ..................................       93,351,000
     1,115,640  Corning, Inc. .................................       85,346,460
       380,444  Corvis Corp.* .................................       24,966,637
        50,000  Newport Corp. .................................        5,710,156
       430,000  SDL, Inc.* ....................................      111,477,500

                                                                     408,983,120

Telecommunication Services - 3.1%
     1,587,235  China Unicom, Ltd. (ADR)*,** ..................       32,538,318
       144,500  COLT Telecom Group PLC (ADR)* .................       18,875,313
       704,240  Level 3 Communications, Inc.* .................       33,583,445
     3,244,961  McLeodUSA, Inc. - Class A* ....................       62,465,499
     3,300,690  Metromedia Fiber Network, Inc. - Class A* .....       62,713,110
     1,063,718  Sonera Oyj ....................................       23,406,970

                                                                     233,582,655

Telephone - Integrated - 2.2%
     1,400,000  SBC Communications, Inc. ......................       80,762,500
     1,800,773  Telefonica S.A.* ..............................       34,298,573
       963,035  Telefonos de Mexico S.A. (ADR) ................       51,943,700

                                                                     167,004,773

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  23

Janus| Global Technology Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Web Hosting/Design - 2.9%
     3,141,280  Exodus Communications, Inc.* ..................  $   105,429,210
     1,380,385  Macromedia, Inc.* .............................      106,375,919
       896,930  PSINet, Inc.* .................................        5,970,190

                                                                     217,775,319

Web Portals/Internet Service Provider - 0.2%
       309,260  America Online, Inc.* .........................       15,595,982

Wire and Cable Products - 3.3%
     9,154,000  Furukawa Electric Company, Ltd.** .............      240,616,126
       485,000  Sumitomo Electric Industries, Ltd.** ..........        8,950,529

                                                                     249,566,655
--------------------------------------------------------------------------------
Total Common Stock (cost $4,761,997,039) ......................    6,747,305,985
--------------------------------------------------------------------------------
Corporate Bonds - 4.8%
Business To Business/E-Commerce - 0.5%
$   17,500,000  i2 Technologies, Inc., 5.25%
                   convertible subordinated notes
                   due 12/15/06+ ..............................       40,665,625

Cable Television - 0.5%
    45,000,000  Telewest Communications PLC, 9.875%
                   senior notes, due 2/1/10+ ..................       35,775,000

Computer Graphics - 0.1%
    10,870,000  NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 ...............................        9,918,875

Computer Services - 0.3%
    40,000,000  Globix Corp., 12.50%
                   senior notes, due 2/1/10 ...................       22,000,000

Computers - Memory Devices - 0.4%
     8,000,000  Veritas Software Corp., 1.856%
                   convertible discount notes, due 8/13/06 ....       32,050,000

Enterprise Software/Services - 0.5%
    17,000,000  BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ..............................       37,060,000

Networking Products - 0.3%
    25,700,000  Candescent Technologies Corp., 8.00%
                   convertible senior subordinated
                   debentures, due 5/1/03+,(OMEGA) ............       17,476,000

Software Tools - 0.6%
    35,830,000  Mercury Interactive Corp., 4.75%
                   convertible notes, due 7/1/07+ .............       41,607,588

Telecommunication Equipment - 0%
     2,600,000  Cyras Systems, Inc., 4.50%
                   convertible subordinated notes
                   due 8/15/05+ ...............................        2,808,000

Telecommunication Services - 1.3%
$    9,000,000  Global Crossing Holdings, Ltd., 9.50%
                   company guaranteed notes, due 11/15/09 .....  $     8,595,000
                Level 3 Communications, Inc.:
    23,060,000     11.00%, senior notes, due 3/15/08 ..........       20,754,000
    15,000,000     6.00%, convertible subordinated
                   debentures, due 3/15/10 ....................        9,000,000
                Metromedia Fiber Network, Inc.:
     9,000,000     10.00%, senior notes, due 12/15/09 .........        6,770,564
    10,000,000     10.00%, senior notes, due 12/15/09 .........        8,875,000
    52,000,000  NTL, Inc., zero coupon
                   senior notes, due 2/1/06(OMEGA) ............       45,760,000

                                                                      99,754,564

Web Hosting/Design - 0.3%
                Exodus Communications, Inc.:
    10,000,000     11.25%, senior notes, due 7/1/08 ...........        9,300,000
    15,000,000     4.75%, convertible subordinated notes
                   due 7/15/08+ ...............................       15,712,500

                                                                      25,012,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $335,985,014) .....................      364,128,152
--------------------------------------------------------------------------------
Preferred Stock - 0.7%
Cellular Telecommunications - 0.5%
       748,335  Crown Castle International Corp.
                   convertible, 6.25% .........................       36,668,415

Telecommunication Services - 0.2%
        28,000  McLeodUSA, Inc. - Series A
                   convertible, 6.75% .........................       14,556,500
--------------------------------------------------------------------------------
Total Preferred Stock (cost $44,416,750) ......................       51,224,915
--------------------------------------------------------------------------------
Time Deposit - 4.2%
                SunTrust Bank EDT
$  319,000,000     6.5625%, 11/1/00 (cost $319,000,000) .......      319,000,000
--------------------------------------------------------------------------------
Total Investments (total cost $5,461,398,803) - 98.9% .........    7,481,659,052
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 1.1% .       82,833,001
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 7,564,492,053
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

24  Janus Equity Funds / October 31, 2000

Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.1%         $     8,595,000
Brazil                                              0.2%              16,701,712
Canada                                              2.9%             216,379,578
Finland                                             4.9%             368,234,655
France                                              0.4%              32,145,725
Hong Kong                                           4.1%             305,995,672
Israel                                              1.6%             117,685,295
Japan                                               7.5%             558,390,325
Mexico                                              0.7%              51,943,700
Netherlands                                         0.9%              67,723,437
Singapore                                           1.0%              71,354,551
South Korea                                         1.9%             139,318,271
Spain                                               0.5%              34,298,573
Taiwan                                              0.5%              37,538,723
United Kingdom                                      1.3%             101,642,178
United States++                                    71.5%           5,353,711,657
--------------------------------------------------------------------------------
Total                                             100.0%         $ 7,481,659,052

++Includes Short-Term Securities (67.3% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 3/16/01        1,035,200,000   $  133,055,705    $    (191,066)
Hong Kong Dollar 5/7/01           345,000,000       44,349,033         (152,699)
Hong Kong Dollar 5/10/01          749,000,000       96,282,395         (302,911)
Japanese Yen 3/22/01            8,584,700,000       80,634,617         3,219,998
Japanese Yen 4/12/01           13,000,000,000      122,532,502         3,624,137
Japanese Yen 5/7/01             9,000,000,000       85,182,181         3,026,305
South Korean Won 1/26/01       16,700,000,000       14,651,693           214,246
South Korean Won 2/8/01         9,055,000,000        7,943,679           142,947
South Korean Won 2/15/01       37,200,000,000       32,631,579           619,818
South Korean Won 2/22/01       26,840,000,000       23,541,795           443,907
South Korean Won 3/1/01        35,000,000,000       30,696,369           511,834
South Korean Won 3/8/01        38,370,000,000       33,649,040           586,962
--------------------------------------------------------------------------------
Total                                           $  705,150,588    $   11,743,478

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  25

Janus | Growth and Income Fund

[PHOTO]
David Corkins
portfolio manager

I'm pleased to report that for the fiscal year ended October 31, 2000, the Fund gained 16.44%, more than doubling the 6.08% return of its benchmark, the S&P 500 Index.(1)

As always, our primary goal is to surpass our benchmark over a three- to five-year time horizon. To achieve that goal amid a volatile and challenging market environment, we redoubled our efforts to find attractively priced, well-managed companies with expanding profit margins and high returns on capital. Our pursuit of businesses with these qualities has led us to invest in a broad and eclectic mix of stocks that we believe can perform in a variety of market conditions.

One such company is Enron, North America's largest buyer and seller of natural gas. Not only has Enron profited from ongoing volatility in energy prices, but enthusiasm for its trading operations and fledgling broadband telecommunications business also pushed its stock higher. Given Enron's success, it's no surprise that Fortune magazine has named it "America's Most Innovative Company" for five consecutive years.

The phenomenal growth of the Internet has continued to power many of our holdings, including EMC Corp. and VeriSign. The top maker of data-storage systems, EMC recently introduced a host of new products to support network-attached storage, the current trend in the industry. What's more, EMC is developing Internet-based storage equipment designed to serve small- and mid-sized corporate networks, which will dramatically expand its market. VeriSign, the leading maker of Internet-security software, just announced a 600% increase in quarterly revenue over the same period last year. These exceptional results were partially driven by VeriSign's acquisition of Internet domain name registrar Network Solutions, a combination that could provide customers with "one-stop shopping" for a variety of Internet services from registration to security.

Outside the technology sector, Paychex also supported our results. The second-largest payroll accounting firm in the U.S., Paychex provides payroll processing for small and mid-sized firms. The company recently announced record quarterly income on continued earnings gains and its strong cash position. To be sure, Paychex has consistently shown 35% earnings growth year in and year out.

Citigroup, the largest financial institution in the U.S., also performed well. Although it already operates in 57 countries around the world, we remain excited about Citigroup's vast global growth opportunities as it seeks to expand its geographic reach through continued acquisitions. With $20 billion in excess capital and a large amount of annual free cash flow, we believe Citigroup has the financial flexibility to weather market volatility and increase its returns on capital.

Working against us were Comcast and Cox Communications. Cable operators have been out of favor for most of the year as they posted losses on heavy expenditures to offer new services such as high-speed Internet access and digital TV. Adding to this downward pressure were concerns about intense industry competition and fears that advertising-supported businesses would suffer as the economy slows. Still, the fundamentals of these companies remain solid,

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     77.2%                         85.2%
   Foreign                                    8.9%                          8.4%
      European                                7.0%                          5.5%
Fixed-Income Securities
   U.S. Government Obligations                3.1%                            --
   Investment-Grade
      Corporate Bonds                         4.4%                            --
   High-Yield/High-Risk
      Corporate Bonds                         2.4%                          2.5%
   Preferred Stock                            3.4%                          4.6%
Top 10 Equities (% of Assets)                29.0%                         31.2%
Number of Stocks                                80                            76
Cash & Cash Equivalents                       9.5%                          7.7%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                   5.0%                          5.4%
Telecommunication Services                    4.5%                          2.3%
Multimedia                                    4.3%                          4.8%
Diversified Operations                        4.1%                          5.0%
Broadcast Services and Programming            3.7%                          3.8%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
General Electric Co.                          3.5%                          3.1%
Enron Corp.                                   3.4%                          2.4%
Nokia Oyj (ADR)                               3.4%                          3.8%
EMC Corp.                                     3.2%                          2.4%
Cisco Systems, Inc.                           3.1%                          3.6%
Sun Microsystems, Inc.                        2.7%                          3.5%
Time Warner, Inc.                             2.6%                          3.0%
AT&T Corp./Liberty Media
   Group - Class A                            2.5%                          3.0%
Comcast Corp. - Special Class A               2.4%                          3.1%
Texas Instruments, Inc.                       2.2%                          2.5%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

26  Janus Equity Funds / October 31, 2000
so we have elected to maintain both holdings as we closely monitor their progress. Office supply retailer Staples also disappointed. Higher-than-anticipated spending to roll out its new Web site, together with increased pricing pressure from competitors, combined to push Staples lower, and we therefore sold the stock at a loss in order to deploy those assets elsewhere.

While gratified with our fiscal year results, I'm less than satisfied with our performance year to date. There continues to be a great deal of confusion in the market as investors wonder whether the recent downturn is a buying opportunity or the beginning of an extended decline. I agree with Edward Fiedler, who said, "If you ask five economists, you'll get five different answers (six if one went to Harvard)." And although this confusion often causes considerable anxiety, in truth the volatility plays into our hands by creating outstanding opportunities for those willing to see past the noise and do the work necessary to fully understand a company's fundamentals. Our objective is to avoid the current emotional swings in the market and instead focus on visiting both our current holdings as well as many prospective investments. I'm reminded of Yogi Berra's quote, "Baseball is 90% mental, the other half is physical." In the end, we firmly believe that knowing our companies inside and out will give us the competitive edge to successfully navigate the market's ups and downs.

Thank you for your investment in Janus Growth and Income Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Growth and Income Fund and the S&P 500 Index. Janus Growth and Income Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Growth and Income Fund ($67,582) as compared to the S&P 500 Index ($47,728).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 16.44%
Five Year, 28.60%
Since 5/15/91*, 22.38%

Janus Growth and Income Fund - $67,582

S&P 500 Index - $47,728

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 77.2%
Aerospace and Defense - 0.6%
       784,405  Boeing Co. ....................................  $    53,192,464

Audio and Video Products - 0.8%
       957,600  Sony Corp.** ..................................       76,477,300

Automotive - Cars and Light Trucks - 0.8%
     2,159,251  BMW A.G.** ....................................       71,380,854

Brewery - 1.1%
     2,200,000  Anheuser-Busch Companies, Inc. ................      100,650,000

Broadcast Services and Programming - 3.1%
    12,891,574  AT&T Corp./Liberty Media Group - Class A* .....      232,048,332
       961,404  Clear Channel Communications, Inc.* ...........       57,744,328

                                                                     289,792,660

Cable Television - 2.4%
     5,475,075  Comcast Corp. - Special Class A* ..............      223,109,306

Casino Hotels - 0.8%
     5,690,705  Park Place Entertainment Corp.* ...............       72,556,489

Cellular Telecommunications - 1.5%
     2,053,265  Nextel Communications, Inc. - Class A* ........       78,922,373
     1,555,890  Sprint Corp./PCS Group* .......................       59,318,306

                                                                     138,240,679

Chemicals - Diversified - 1.1%
     2,211,920  E.I. du Pont de Nemours and Co. ...............  $   100,365,870

Commercial Services - Financial - 1.3%
     2,146,057  Paychex, Inc. .................................      121,654,606

Computers - 2.7%
     2,249,500  Sun Microsystems, Inc.* .......................      249,413,312

Computers - Memory Devices - 3.4%
     3,375,000  EMC Corp.* ....................................      300,585,937
       133,105  VERITAS Software Corp.* .......................       18,769,885

                                                                     319,355,822

Cosmetics and Toiletries - 0.8%
     1,008,395  Gillette Co. ..................................       35,167,776
       536,575  Procter & Gamble Co. ..........................       38,331,577

                                                                      73,499,353

Cruise Lines - 0.5%
     2,242,039  Royal Caribbean Cruises, Ltd. .................       50,445,878

Diversified Financial Services - 1.7%
     3,044,453  Citigroup, Inc. ...............................      160,214,339

Diversified Operations - 4.1%
         4,425  Berkshire Hathaway, Inc. - Class B* ...........        9,305,775
     5,997,510  General Electric Co. ..........................      328,738,517
       839,305  Honeywell International, Inc. .................       45,165,100

                                                                     383,209,392

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  27

Janus | Growth and Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Electric - Integrated - 0.1%
       128,485  Duke Energy Corp. .............................  $    11,105,922

Electronic Components - Semiconductors - 3.5%
     2,800,395  Advanced Micro Devices, Inc.* .................       63,358,937
     1,238,140  Intel Corp. ...................................       55,716,300
     4,193,690  Texas Instruments, Inc. .......................      205,752,916

                                                                     324,828,153

Entertainment Software - 0.4%
       725,525  Electronic Arts, Inc.* ........................       36,276,250

Finance - Consumer Loans - 2.3%
     3,736,685  Associates First Capital Corp. - Class A ......      138,724,431
     1,555,705  Household International, Inc. .................       78,271,408

                                                                     216,995,839

Finance - Credit Card - 1.4%
     2,205,705  American Express Co. ..........................      132,342,300

Insurance Brokers - 0.7%
       459,850  Marsh & McLennan Companies, Inc. ..............       60,125,388

Internet Brokers - 0.9%
     2,400,000  Charles Schwab Corp. ..........................       84,300,000

Internet Infrastructure Software - 0.3%
       488,680  Inktomi Corp.* ................................       31,000,638

Internet Security - 1.5%
     1,070,375  VeriSign, Inc.* ...............................      141,289,500

Life and Health Insurance - 2.0%
     1,023,200  American General Corp. ........................       82,367,600
     3,200,000  John Hancock Financial Services, Inc.* ........      101,200,000

                                                                     183,567,600

Medical - Drugs - 1.3%
        97,705  Celgene Corp.* ................................        6,289,759
       386,775  Eli Lilly and Co. .............................       34,568,016
     1,873,210  Pfizer, Inc. ..................................       80,899,257

                                                                     121,757,032

Medical Instruments - 1.3%
     2,300,000  Medtronic, Inc. ...............................      124,918,750

Money Center Banks - 0.5%
     1,091,365  Chase Manhattan Corp. .........................       49,657,108

Motorcycle and Motor Scooter Manufacturing - 0.5%
       876,390  Harley-Davidson, Inc. .........................       42,231,043

Multi-Line Insurance - 1.4%
     1,288,355  American International Group, Inc. ............      126,258,790

Multimedia - 4.3%
     3,221,063  Time Warner, Inc. .............................      244,510,892
     1,826,340  Viacom, Inc. - Class B* .......................      103,873,087
     1,549,040  Walt Disney Co. ...............................       55,474,995

                                                                     403,858,974

Networking Products - 3.1%
     5,350,000  Cisco Systems, Inc.* ..........................      288,231,250

Oil Companies - Exploration and Production - 0.7%
     1,895,025  Burlington Resources, Inc. ....................       68,220,900

Oil Companies - Integrated - 2.2%
       710,595  Coastal Corp. .................................       53,605,510
     1,688,535  Exxon Mobil Corp. .............................      150,596,215

                                                                     204,201,725

Optical Supplies - 0.9%
     1,000,000  Allergan, Inc. ................................  $    84,062,500

Pipelines - 3.6%
     3,876,030  Enron Corp. ...................................      318,076,712
       473,765  Kinder Morgan, Inc. ...........................       18,269,563

                                                                     336,346,275

Poultry - 0.2%
     1,037,940  WLR Foods, Inc.*,# ............................       14,206,804

Printing - Commercial - 0.4%
     1,177,960  Valassis Communications, Inc.* ................       32,688,390

Radio - 1.0%
     2,933,160  Infinity Broadcasting Corp. - Class A* ........       97,527,570

Retail - Apparel and Shoe - 0.6%
     2,000,000  Gap, Inc. .....................................       51,625,000

Retail - Building Products - 0.4%
       809,730  Home Depot, Inc. ..............................       34,818,390

Semiconductor Components/Integrated Circuits - 0.9%
     1,277,195  Maxim Integrated Products, Inc.* ..............       84,693,993

Super-Regional Banks - 0.9%
     3,471,370  U.S. Bancorp ..................................       83,963,762

Telecommunication Equipment - 5.0%
     7,426,605  Nokia Oyj (ADR)** .............................      317,487,364
     1,997,555  Nortel Networks Corp. - New York Shares .......       90,888,752
     4,363,434  Telefonaktiebolaget L.M. Ericsson A.B
                   - Class B ..................................       57,919,600

                                                                     466,295,716

Telecommunication Equipment - Fiber Optics - 1.4%
     1,280,340  Corning, Inc. .................................       97,946,010
       125,000  SDL, Inc.* ....................................       32,406,250

                                                                     130,352,260

Telecommunication Services - 3.8%
     2,330,995  Cox Communications, Inc. - Class A* ...........      102,709,467
     8,246,520  McLeodUSA, Inc. - Class A* ....................      158,745,510
     1,599,950  Verizon Communications, Inc. ..................       92,497,109

                                                                     353,952,086

Telephone - Integrated - 2.1%
     1,337,860  SBC Communications, Inc. ......................       77,177,799
     6,100,000  Telefonica S.A.*,** ...........................      116,184,157

                                                                     193,361,956

Toys - 0.4%
     2,651,035  Mattel, Inc. ..................................       34,297,765

Water - 0%
        59,545  E'Town Corp. ..................................        4,011,844

Web Hosting/Design - 0.5%
       554,760  Macromedia, Inc.* .............................       42,751,193
       343,060  PSINet, Inc.* .................................        2,283,493

                                                                      45,034,686
--------------------------------------------------------------------------------
Total Common Stock (cost $4,924,062,012) ......................    7,181,964,483
--------------------------------------------------------------------------------
Corporate Bonds - 6.8%
Automotive - Cars and Light Trucks - 0.2%
$   18,725,000  DaimlerChrysler N.A. Holdings Corp., 6.67%
                   company guaranteed notes, due 2/15/02 ......       18,631,375

See Notes to Schedules of Investments.

28  Janus Equity Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Broadcast Services and Programming - 0.6%
$   20,000,000  Clear Channel Communications, Inc.:
                   1.50%, senior notes, due 12/1/02 ...........  $    18,925,000
    35,770,000     2.625%, convertible senior notes
                   due 4/1/03 .................................       39,659,988

                                                                      58,584,988

Business To Business/E-Commerce - 0.4%
    17,544,000  i2 Technologies, Inc., 5.25%
                   convertible subordinated notes
                   due 12/15/06+ ..............................       40,767,870

Cable Television - 0.1%
     3,000,000  Adelphia Communications Corp., 7.75%
                   senior notes, due 1/15/09 ..................        2,343,750
    10,280,000  Telewest Communications PLC, 9.875%
                   senior notes, due 2/1/10+ ..................        8,172,600

                                                                      10,516,350

Cellular Telecommunications - 0.1%
     5,000,000  Nextel Communications, Inc., 9.375%
                   senior notes, due 11/15/09 .................        4,825,000
     5,000,000  VoiceStream Wireless Corp., 10.375%
                   senior notes, due 11/15/09 .................        5,350,000

                                                                      10,175,000

Computers - 0.1%
    10,000,000  Sun Microsystems, Inc., 7.50%
                   senior notes, due 8/15/06 ..................       10,150,000

Diversified Financial Services - 1.6%
                General Electric Capital Corp.:
    71,860,000     7.00%, notes, due 3/1/02 ...................       72,219,300
    27,100,000     6.52%, notes, due 10/8/02 ..................       27,032,250
    30,765,000     7.00%, notes, due 2/3/03 ...................       30,995,737
     9,000,000     6.75%, notes, due 9/11/03 ..................        9,011,250
    12,850,000     6.81%, notes, due 11/3/03 ..................       12,898,187

                                                                     152,156,724

Enterprise Software/Services - 0.6%
    22,489,000  BEA Systems, Inc., 4.00%
                   convertible subordinated notes
                   due 12/15/06+ ..............................       49,026,020

Finance - Auto Loans - 0.3%
    25,975,000  Ford Motor Credit Co., 6.55%
                   notes, due 9/10/02 .........................       25,845,125

Finance - Investment Bankers/Brokers - 0.1%
    11,605,000  Merrill Lynch & Company, Inc., 6.80%
                   notes, due 11/3/03 .........................       11,570,765

Food - Retail - 0.1%
     9,700,000  Safeway, Inc., 7.00%
                   notes, due 9/15/02 .........................        9,663,625

Radio - 0%
     3,000,000  Chancellor Media Corp., 8.125%
                   senior subordinated notes, due 12/15/07 ....        3,015,000

Retail - Discount - 0.7%
    69,000,000  Wal-Mart Stores, Inc., 6.875%
                   notes, due 8/1/02 ..........................       69,258,750

Super-Regional Banks - 0.2%
    15,000,000  Firstar Bank N.A., 7.125%
                   subordinated notes, due 12/1/09 ............       14,606,250

Telecommunication Services - 0.7%
$      825,000  Allegiance Telecom, Inc., 12.875%
                   senior notes, due 5/15/08 ..................  $       816,750
     8,000,000  Global Crossing Holding, Ltd., 9.625%
                   company guaranteed notes, due 5/15/08 ......        7,640,000
     3,000,000  Metromedia Fiber Network, Inc., 10.00%
                   senior notes, due 12/15/09 .................        2,662,500
                NTL, Inc.:
    20,332,000     7.00%, convertible subordinated notes
                   due 12/15/08 ...............................       25,338,755
    41,300,000     5.75%, convertible subordinated notes
                   due 12/15/09+ ..............................       26,070,625

                                                                      62,528,630

Telephone - Integrated - 0.3%
    14,500,000  CenturyTel, Inc., 8.375%
                   notes, due 10/15/10 ........................       14,500,000
    10,000,000  Qwest Capital Funding, Inc., 7.75%
                   notes, due 8/15/06+ ........................       10,137,500

                                                                      24,637,500

Toys - 0.2%
                Mattel, Inc.:
     6,665,000     6.00%, notes, due 7/15/03 ..................        6,290,094
     9,085,000     6.125%, notes, due 7/15/05 .................        8,199,213

                                                                      14,489,307

Web Hosting/Design - 0%
     2,785,000  Exodus Communications, Inc., 11.25%
                   senior notes, due 7/1/08 ...................        2,590,050

Wireless Equipment - 0.5%
    42,740,000  American Tower Corp., 5.00%
                   convertible notes, due 2/15/10+ ............       42,579,726
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $624,153,576) .....................      630,793,055
--------------------------------------------------------------------------------
Preferred Stock - 3.4%
Automotive - Cars and Light Trucks - 0.9%
        24,547  Porsche A.G.** ................................       82,188,210

Cable Television - 0.9%
       257,800  Comcast Corp., convertible, 2.00%
                   (Sprint Corp./PCS Group) ...................       19,109,425
       700,000  MediaOne Group, Inc., convertible, 6.25% ......       65,100,000

                                                                      84,209,425

Electric - Integrated - 1.2%
     1,601,004  Reliant Energy, Inc., convertible, 2.00%
                   (Time Warner, Inc.) ........................      118,474,296

Finance - Other Services - 0.2%
       137,000  TCI Pacific Communications, Inc. - Series A
                   convertible, 5.00% .........................       20,002,000

Web Hosting/Design - 0.2%
     1,313,953  PSINet, Inc., convertible, 7.00% ..............       18,066,854
--------------------------------------------------------------------------------
Total Preferred Stock (cost $361,373,791) .....................      322,940,785
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  29

Janus | Growth and Income Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
U.S. Government Obligations - 3.1%
                U.S. Treasury Notes:
$  190,200,000     6.125%, due 8/31/02 ........................  $   190,650,774
    98,000,000     5.25%, due 8/15/03 .........................       96,378,100
--------------------------------------------------------------------------------
Total U.S. Government Obligations (cost $286,577,477) .........      287,028,874
--------------------------------------------------------------------------------
Time Deposits - 4.7%
                Societe Generale, New York
   200,000,000     6.53125%, 11/1/00 ..........................      200,000,000
                SunTrust Bank EDT
   235,900,000     6.5625%, 11/1/00 ...........................      235,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $435,900,000) .......................      435,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.0%
                Fannie Mae
    25,000,000     6.32%, 12/4/00 .............................       24,855,167
                Federal Home Loan Bank System:
    25,000,000     6.36%, 11/1/00 .............................       25,000,000
    50,000,000     6.35%, 11/27/00 ............................       49,770,694
    50,000,000     6.35%, 12/15/00 ............................       49,611,944
    50,000,000     6.32%, 12/21/00 ............................       49,561,111
    25,000,000     6.32%, 12/27/00 ............................       24,754,222
    25,000,000     6.36%, 1/12/01 .............................       24,677,000
                Freddie Mac:
    50,000,000     6.40%, 11/8/00 .............................       49,937,778
    25,000,000     6.37%, 11/13/00 ............................       24,946,917
    50,000,000     6.359%, 12/28/00 ...........................       49,496,579
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $372,616,413) ............      372,611,412
--------------------------------------------------------------------------------
Total Investments (total cost $7,004,683,269) - 99.2% .........    9,231,238,609
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8% .       74,596,257
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 9,305,834,866
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             0.1%         $     7,640,000
Canada                                              1.0%              90,888,752
Finland                                             3.4%             317,487,364
Germany                                             1.7%             153,569,064
Japan                                               0.8%              76,477,300
Spain                                               1.3%             116,184,157
Sweden                                              0.6%              57,919,600
United Kingdom                                      0.1%               8,172,600
United States++                                    91.0%           8,402,899,772
--------------------------------------------------------------------------------
Total                                             100.0%         $ 9,231,238,609

++Includes Short-Term Securities (82.3% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 1/26/01                      108,500,000   $   92,463,700    $    8,512,700
Euro 3/22/01                       72,200,000       61,658,800         1,476,570
Euro 4/5/01                        75,400,000       64,421,760         3,552,640
Euro 4/27/01                       55,500,000       47,458,050         1,291,863
Japanese Yen 3/22/01            3,700,000,000       34,753,466         1,304,444
Japanese Yen 4/5/01               300,000,000        2,824,391            65,448
Japanese Yen 4/27/01            4,410,000,000       41,670,525           377,530
--------------------------------------------------------------------------------
Total                                           $  345,250,692    $   16,581,195

See Notes to Schedules of Investments.

30  Janus Equity Funds / October 31, 2000

                                                            Janus | Mercury Fund

                                                                         [PHOTO]
                                                                  Warren Lammert
                                                               portfolio manager

I'm pleased to report that Janus Mercury Fund returned 22.99% during the 12 months ended October 31, 2000, compared with the 6.08% earned by our benchmark, the S&P 500 Index. This strong performance also placed us well ahead of the 13.59% return of the Nasdaq Composite Index, a tech-heavy benchmark against which many of our fastest-growing companies are often measured.(1) As a result, Janus Mercury Fund earned a top-quartile ranking against its peers, placing 100th out of 496 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company for the 12-month period ended October 31, 2000.(2)

The beginning of the period saw a continuation of many of the same trends that made 1999 so successful. By late spring, however, the environment had changed. Sentiment quickly turned against many of the companies that had led the tech sector higher for so long when a series of four short-term interest rate hikes by the Federal Reserve helped convince investors to rethink their assumptions surrounding the market's most richly priced companies. Stocks dropped sharply as a result, leaving most major market indices with only modest gains by the end of the period.

The Fund plotted a similar course, with substantial gains won during the first half of the year cut considerably amid the volatile trading that characterized the last six months of the period. Perhaps the group of stocks that most closely tracked the market's split performance were our wireless positions. Companies like cellular handset leader Nokia traded substantially higher during the opening months of the period as subscriber roles expanded and enthusiasm surrounding wireless data lifted the shares. By spring, however, the high costs paid by cellular operators for licenses to operate next-generation, or "3-G," networks in Europe gave rise to concerns that the industry's growth rate would slow. These fears were compounded later in the period by Nokia's own warning that third-quarter revenue would be softer than expected, causing Nokia and other cellular-related companies to decline sharply.

While this reduced the sizable gain our Nokia position had earned earlier in the year, the stock still finished solidly higher during the period. Furthermore, Nokia's troubles were soon proven to be largely a temporary reaction to the unfortunate timing of a product replacement cycle as the company's most recently released earnings announcement showed substantial improvements in both revenue growth and profitability. For these and other reasons, we have maintained our exposure to Nokia and other carefully selected wireless companies.

Our Internet positions also traded to a mixed finish. Like our wireless stocks, a number of Web-related companies gained substantially during the first three months of 2000 only to be taken lower by a rapid turn in sentiment as the year wore on. In hindsight, I am truly disappointed that I failed to react more quickly to the change in market psychology and to the increased uncertainty in the general business environment, particularly with regard to our Internet-related exposure. However, while a number of our

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     85.8%                         95.0%
   Foreign                                   21.7%                         15.8%
      European                               15.4%                         13.6%
Top 10 Equities (% of Assets)                36.3%                         40.6%
Number of Stocks                                71                            57
Cash & Cash Equivalents                      14.2%                          5.0%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                  12.2%                          8.8%
Semiconductor Components/
   Integrated Circuits                        4.9%                          1.6%
Cellular Telecommunications                   4.8%                          3.9%
Multimedia                                    4.1%                          4.1%
Cable Television                              3.9%                          5.1%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                     9.9%                          8.8%
Time Warner, Inc.                             4.1%                          4.1%
Analog Devices, Inc.                          3.9%                            --
Enron Corp.                                   3.7%                          3.8%
AT&T Corp./Liberty Media Group - Class A      3.2%                          5.7%
Amazon.com, Inc.                              3.0%                          4.7%
JDS Uniphase Corp.                            2.4%                          1.7%
Vodafone Group PLC                            2.1%                          1.5%
Cisco Systems, Inc.                           2.0%                          3.1%
Medtronic, Inc.                               2.0%                          2.2%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of October 31, 2000, Janus Mercury Fund ranked 100/496 for the 1-year period and 5/203 for the 5-year period. The ranking is based on total return, including reinvestment of dividends, distributions and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  31
business-to-consumer stocks worked against us and were ultimately trimmed or sold completely from the Fund, on balance, the Internet was once again a source of strength. Companies such as Cisco Systems and EMC Corporation, both of which are leading the development of key pieces of the Internet's infrastructure, continued to post strong gains. At the same time, business-to-business ("B2B") e-commerce company i2 technologies - which effectively responded to rapid changes in the B2B marketplace to become a clear leader in the industry - was one of the Fund's most notable performers.

Meanwhile, one area that received increased attention in the Fund was the rapid emergence of deregulated markets for electricity and natural gas - a theme represented most prominently by our long-time investment in diversified energy company Enron. The company's outstanding performance, together with the rapid deregulation of electricity and natural gas markets worldwide, caused us to investigate a number of other compelling opportunities and ultimately led to the addition of such companies as Duke Energy and Southern Company to the Fund.

In closing, we are optimistic about major themes such as wireless, cable and networking, where fundamentals remain robust. Regardless, we will continue to judge each holding on its own individual merits and are steadfast in our belief that a focus on fast-growing companies in dynamic industries is the best way to produce long-term results for our shareholders.

Thank you for your continued confidence and investment in Janus Mercury Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Mercury Fund and the S&P 500 Index. Janus Mercury Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 3, 1993, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Mercury Fund ($69,990) as compared to the S&P 500 Index ($37,528).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 22.99%
Five Year, 31.61%
Since 5/3/93*, 29.64%

Janus Mercury Fund - $69,990

S&P 500 Index - $37,528

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 85.8%
Advertising Sales - 0.2%
       839,626  Lamar Advertising Co.* ........................  $    40,302,048

Aerospace and Defense - 1.3%
     3,119,550  Boeing Co. ....................................      211,544,484

Audio and Video Products - 0.8%
     1,568,700  Sony Corp.** ..................................      125,281,893

Broadcast Services and Programming - 3.2%
    29,032,528  AT&T Corp./Liberty Media Group - Class A* .....      522,585,504
       462,240  Liberty Digital, Inc. - Class A* ..............        5,373,540

                                                                     527,959,044

Business To Business/E-Commerce - 2.2%
       670,765  Ariba, Inc.* ..................................       84,767,927
     1,664,325  i2 Technologies, Inc.* ........................      282,935,250

                                                                     367,703,177

Cable Television - 3.9%
     2,718,885  Cablevision Systems Corp. - Class A* ..........      202,556,933
     6,015,155  Charter Communications, Inc. - Class A* .......      117,295,523
     7,635,580  Comcast Corp. - Special Class A* ..............      311,149,885

                                                                     631,002,341

Cellular Telecommunications - 4.8%
    28,402,000  China Mobile, Ltd.** ..........................  $   183,001,568
         6,110  NTT DoCoMo, Inc.** ............................      150,530,816
     2,982,015  Sprint Corp./PCS Group* .......................      113,689,322
     7,935,295  Vodafone Group PLC (ADR)** ....................      337,745,993

                                                                     784,967,699

Computers - Integrated Systems - 0.9%
     5,339,260  ASM Lithography Holding N.V.*,** ..............      148,498,169

Computers - Memory Devices - 2.6%
     2,740,695  EMC Corp.* ....................................      244,093,148
     1,274,532  VERITAS Software Corp.* .......................      179,728,927

                                                                     423,822,075

E-Commerce/Products - 3.0%
    13,539,425  Amazon.com, Inc.* .............................      495,881,441

E-Commerce/Services - 2.0%
     2,407,750  eBay, Inc.* ...................................      123,999,125
     2,478,570  TMP Worldwide, Inc.* ..........................      172,531,709
     2,400,000  WebMD Corp.*,+ ................................       25,525,512

                                                                     322,056,346

E-Marketing/Information - 0.3%
     3,500,805  DoubleClick, Inc.* ............................       56,888,081

See Notes to Schedules of Investments.

32  Janus Equity Funds / October 31, 2000

                                                            Janus | Mercury Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
E-Services/Consulting - 0.5%
     2,126,665  Sapient Corp.* ................................  $    75,629,524

Electric - Integrated - 3.5%
     1,965,545  Dominion Resources, Inc. ......................      117,072,774
     3,141,740  Duke Energy Corp. .............................      271,564,151
     6,395,020  Southern Co. ..................................      187,853,713

                                                                     576,490,638

Electronic Components - Semiconductors - 1.0%
        22,060  Applied Micro Circuits Corp.* .................        1,684,833
     3,394,680  Texas Instruments, Inc. .......................      166,551,488

                                                                     168,236,321

Entertainment Software - 1.9%
     6,343,540  Electronic Arts, Inc.*,# ......................      317,177,000

Fiber Optics - 2.4%
     4,873,513  JDS Uniphase Corp.* ...........................      396,582,120

Finance - Credit Card - 1.3%
     3,493,495  American Express Co. ..........................      209,609,700

Identification Systems and Devices - 0.7%
     2,439,515  Symbol Technologies, Inc. .....................      110,845,463

Internet Applications Software - 1.4%
     1,479,380  Software.com, Inc.* ...........................      220,427,620

Internet Brokers - 0.9%
    10,576,390  E*TRADE Group, Inc.* ..........................      154,018,679

Internet Infrastructure Software - 0.4%
     1,013,505  Inktomi Corp.* ................................       64,294,223

Internet Security - 1.0%
     1,231,760  VeriSign, Inc.* ...............................      162,592,320

Internet Telephony - 1.1%
     1,904,170  Phone.com, Inc.* ..............................      176,254,736

Medical - Drugs - 0.7%
     1,215,275  Eli Lilly and Co. .............................      108,615,203

Medical Instruments - 2.0%
     6,106,315  Medtronic, Inc. ...............................      331,649,234

Medical Products - 0.4%
       905,580  MiniMed, Inc.* ................................       66,050,741

Money Center Banks - 0.4%
     1,364,265  Chase Manhattan Corp. .........................       62,074,058

Multimedia - 4.1%
     8,903,585  Time Warner, Inc. .............................      675,871,137

Networking Products - 3.7%
     3,923,195  3Com Corp.* ...................................       69,636,711
     6,204,907  Cisco Systems, Inc.* ..........................      334,289,365
       894,600  Juniper Networks, Inc.* .......................      174,447,000
       261,255  ONI Systems Corp.* ............................       21,177,983

                                                                     599,551,059

Oil Companies - Exploration and Production - 1.3%
     2,679,535  Anadarko Petroleum Corp. ......................      171,624,217
     1,111,580  Burlington Resources, Inc. ....................       40,016,880

                                                                     211,641,097

Oil Companies - Integrated - 1.0%
     5,370,615  Petroleo Brasileiro S.A. (ADR)* ...............      156,083,498

Pipelines - 3.7%
     7,400,495  Enron Corp. ...................................      607,303,121

Radio - 0.7%
     3,566,801  Infinity Broadcasting Corp. - Class A* ........      118,596,133

Semiconductor Components/Integrated Circuits - 4.9%
     9,822,260  Analog Devices, Inc.* .........................  $   638,446,900
     1,705,970  Maxim Integrated Products, Inc.* ..............      113,127,136
       721,030  Vitesse Semiconductor Corp.* ..................       50,427,036

                                                                     802,001,072

Semiconductor Equipment - 0.9%
     2,852,000  Applied Materials, Inc.* ......................      151,512,500

Super-Regional Banks - 0.7%
     2,204,510  Fifth Third Bancorp ...........................      113,256,701

Telecommunication Equipment - 12.2%
     5,390,780  ADC Telecommunications, Inc.* .................      115,227,923
     3,501,221  Nokia Oyj** ...................................      143,908,257
    34,331,330  Nokia Oyj (ADR)** .............................    1,467,664,358
    19,582,727  Telefonaktiebolaget L.M. Ericsson A.B
                   - Class B** ................................      259,938,321

                                                                   1,986,738,859

Telecommunication Equipment - Fiber Optics - 0.8%
     2,037,575  Corvis Corp.* .................................      133,715,859

Telecommunication Services - 2.9%
    11,736,200  China Unicom, Ltd. (ADR)*,** ..................      240,592,100
     2,708,675  Cox Communications, Inc. - Class A* ...........      119,350,992
     1,336,170  Level 3 Communications, Inc.* .................       63,718,607
     2,232,262  Winstar Communications, Inc.* .................       43,529,109

                                                                     467,190,808

Telephone - Integrated - 1.9%
     7,058,901  Telefonica S.A.*,** ...........................      134,447,945
     3,197,385  Telefonos de Mexico S.A. (ADR) ................      172,458,953

                                                                     306,906,898

Web Hosting/Design - 0.7%
     3,271,810  Exodus Communications, Inc.* ..................      109,810,123
        15,270  Macromedia, Inc.* .............................        1,176,744

                                                                     110,986,867

Web Portals/Internet Service Provider - 0.2%
     1,241,476  Terra Networks S.A. (ADR)*,** .................       30,028,201

Wireless Equipment - 1.3%
     4,111,952  Palm, Inc.* ...................................      220,246,429
--------------------------------------------------------------------------------
Total Common Stock (cost $12,064,625,498) .....................   14,028,084,617
--------------------------------------------------------------------------------
Money Market - 0.3%
                Janus Government Money Market Fund
$   50,000,000     6.63% (cost $50,000,000) ...................       50,000,000
--------------------------------------------------------------------------------
Repurchase Agreement - 0.2%
    31,000,000  State Street Bank and Trust, 5.25%
                   dated 10/31/00, maturing 11/1/00, to be
                   repurchased at $31,004,521 collateralized
                   by $31,760,000 in U.S. Treasury Notes,
                   5.875%, 10/31/01; with a value of
                   $31,621,050 (cost $31,000,000) .............       31,000,000
--------------------------------------------------------------------------------
Time Deposit - 1.6%
                Societe Generale, New York
   265,000,000     6.5625%, 11/1/00 (cost $265,000,000) .......      265,000,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  33

Janus | Mercury Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
U.S. Government Agencies - 11.9%
                Fannie Mae:
$   50,000,000     6.32%, 12/4/00 .............................  $    49,710,333
    50,000,000     6.38%, 12/6/00 .............................       49,689,861
    75,000,000     6.36%, 12/11/00 ............................       74,470,000
    50,000,000     6.39%, 12/18/00 ............................       49,582,875
   100,000,000     6.37%, 12/19/00 ............................       99,150,667
                Federal Home Loan Bank System:
    75,000,000     6.35%-6.36%, 11/1/00 .......................       75,000,000
    50,000,000     6.36%, 11/3/00 .............................       49,982,333
    50,000,000     6.35%, 11/8/00 .............................       49,938,264
   100,000,000     6.35%, 11/14/00 ............................       99,770,694
    75,000,000     6.35%-6.60%, 11/15/00 ......................       74,812,361
    50,000,000     6.32%, 12/4/00 .............................       49,710,333
    80,000,000     6.34%, 12/8/00 .............................       79,478,711
    50,000,000     6.33%, 12/13/00 ............................       49,630,750
    25,000,000     6.31%, 12/14/00 ............................       24,811,576
   100,000,000     6.31%-6.36%, 12/15/00 ......................       99,225,722
   100,000,000     6.31%, 12/20/00 ............................       99,141,139
   100,000,000     6.32%, 12/21/00 ............................       99,122,222
   100,000,000     6.32%, 12/22/00 ............................       99,104,667
   100,000,000     6.34%, 12/29/00 ............................       98,978,556
   100,000,000     6.38%, 1/2/01 ..............................       98,875,000
    75,000,000     6.36%, 1/5/01 ..............................       74,124,750
    50,000,000     6.36%, 1/17/01 .............................       49,312,500
   100,000,000     6.35%, 1/18/01 .............................       98,600,000
    40,000,000     6.37%, 1/25/01 .............................       39,389,600
    50,000,000     6.32%, 2/5/01 ..............................       49,125,000
    50,000,000     6.33%, 2/9/01 ..............................       49,098,500
    25,000,000     6.30%, 3/15/01 .............................       24,406,250
                Freddie Mac:
    50,000,000     6.36%, 11/3/00 .............................       49,982,333
    25,000,000     6.40%, 11/8/00 .............................       24,968,889
    20,000,000     6.24%, 4/26/01 .............................       19,378,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,948,726,432) ..........    1,948,571,886
--------------------------------------------------------------------------------
Total Investments (total cost $14,359,351,930) - 99.8% ........   16,322,656,503
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.2% .       25,278,173
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $16,347,934,676
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Brazil                                              1.0%         $   156,083,498
Finland                                             9.9%           1,611,572,615
Hong Kong                                           2.6%             423,593,668
Japan                                               1.7%             275,812,709
Mexico                                              1.1%             172,458,953
Netherlands                                         0.9%             148,498,169
Spain                                               1.0%             164,476,146
Sweden                                              1.6%             259,938,321
United Kingdom                                      2.1%             337,745,993
United States++                                    78.1%          12,772,476,431
--------------------------------------------------------------------------------
Total                                             100.0%         $16,322,656,503

++Includes Short-Term Securities (64.2% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Euro 1/26/01                      285,250,000   $  243,090,050    $   10,920,896
Euro 3/22/01                      348,410,000      297,542,140         5,982,990
Euro 4/27/01                      139,700,000      119,457,470           736,874
Euro 5/7/01                       359,000,000      307,088,600            35,900
Hong Kong Dollar 3/16/01          302,000,000       38,816,483          (45,746)
Hong Kong Dollar 5/10/01          290,000,000       37,278,898          (51,683)
Hong Kong Dollar 6/27/01        1,193,000,000      153,377,388         (174,207)
Japanese Yen 3/22/01            9,000,000,000       84,535,459         3,375,770
Japanese Yen 4/12/01            1,439,000,000       13,563,405           401,164
Japanese Yen 4/27/01            6,000,000,000       56,694,592         1,070,477
--------------------------------------------------------------------------------
Total                                           $1,351,444,485    $   22,252,435

See Notes to Schedules of Investments.

34  Janus Equity Funds / October 31, 2000

                                  Janus | Olympus Fund (closed to new investors)

                                                                         [PHOTO]
                                                                    Claire Young
                                                               portfolio manager

Janus Olympus Fund gained 28.05% for the fiscal year ended October 31, 2000, outpacing our benchmark, the S&P 500 Index, which returned 6.08%.(1) These impressive results placed the Fund in the top quartile of its peer group for the period, ranking 57th out of 496 large-cap growth funds tracked by Lipper, Inc., a leading mutual fund rating company for the one year period ended October 31, 2000.(2)

I am satisfied that several of our dominant growth companies achieved their potential this year and were rewarded with strong equity performance. The secular industry trends we have identified continued to strengthen and flourish. One such trend is the ongoing focus on improving productivity by investing in information technology (IT) to better utilize information, manage supply chains and conserve human resources in a tight labor market. As information becomes a primary business asset, companies are emphasizing the storage, management and sharing of data by connecting storage systems and servers to create storage-area networks (SANs) and attaching information systems via intranets or the Internet to facilitate information flow.

VERITAS,   a  leading  provider  of  storage  management   software,   benefited
tremendously from this strong IT spending. The company, whose products ensure continuous data availability of business-critical information, expanded its offerings into SAN-aware applications and mission-critical e-commerce data management. Another beneficiary was Brocade Communications, which supplies fiber channel switching solutions that interconnect SAN devices. Brocade enjoyed vigorous growth as enterprise SANs evolve from singular departmental islands to campus-wide networks. As the leading Internet server provider, Sun Microsystems continued to experience tremendous demand for its products as well. Sun ended the period introducing new equipment focused on scalability, seamless integration and reliability robust enough for service providers.

Elsewhere, as the volume of data transmitted via the telecommunications network exceeded that of voice traffic, cable and telephony providers added capacity of data networking infrastructure while scaling back on traditional voice expenditures. Because they face plummeting prices in voice products, these companies continued to upgrade their fiber-optic backbones, looking to future data, video and audio traffic to generate profits.

Benefiting from this development was JDS Uniphase, the largest photonic component manufacturer. The company saw tremendous demand for its fiber-optic parts as it struggled to meet customer requests by acquiring E-Tek Dynamics, Optical Coating Laboratories and SDL and by quadrupling manufacturing capacity. Likewise, market-leading IP system provider Juniper Networks capitalized on its strong position in high-speed backbone routers, addressing other needs of telecommunications companies by introducing equipment for peering, hosting and high-speed traffic aggregation. Additionally, Cisco Systems, the leader in data networking, leveraged its enterprise data routing and switching capabilities by creating products that integrate voice, video, wireless and data traffic. Cisco also entered the explosive optical equipment market by acquiring several small firms.

Technology has not only transformed the way companies conduct business, it has also revolutionized entire industries such as the pharmaceutical/biotechnology arena. Their ability to rapidly create more efficacious drugs with fewer side effects has been aided by database mining for unique molecules and improved early interaction screening.

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     85.7%                         89.5%
   Foreign                                   13.7%                         17.4%
      European                                9.8%                         14.8%
Top 10 Equities (% of Assets)                34.5%                         32.8%
Number of Stocks                                63                            64
Cash, Cash Equivalents &
   Fixed-Income Securities                   14.3%                         10.5%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment                   6.8%                          6.8%
Networking Products                           6.5%                          4.9%
Internet Security                             5.9%                            --
Medical - Drugs                               5.8%                          1.5%
Computers - Memory Devices                    5.6%                          3.6%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
VERITAS Software Corp.                        5.6%                          3.6%
VeriSign, Inc.                                4.9%                          1.7%
Cisco Systems, Inc.                           4.7%                          3.3%
Nokia Oyj (ADR)                               4.6%                          5.4%
Sun Microsystems, Inc.                        4.3%                          4.5%
Brocade Communications Systems, Inc.          2.4%                          1.0%
Vodaphone Group PLC (ADR)                     2.3%                          2.5%
Gap, Inc.                                     1.9%                          0.7%
Walgreen Co.                                  1.9%                          1.0%
JDS Uniphase Corp.                            1.9%                          3.1%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

(2) Lipper, Inc. defines a large-cap growth fund as one that "invests at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-cap growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average." As of October 31, 2000, Janus Olympus Fund ranked 57/496 for the 1-year period. The ranking is based on total return, including reinvestment of dividends, distributions and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  35

Fund holding Applied Biosystems, a leading manufacturer of life science biochemical instruments systems, supported our results as it provided the production-scale sequencers that enabled the mapping of the human genome. To equip scientists to apply this information in the creation of new drugs, the company has introduced systems for analyzing gene expression and variations and studying proteomics, the research of protein characterization and interaction. Another strong performer was biotech firm Genentech, which is using human genetic information to create protein-based pharmaceuticals. The success of its Herceptin and Rituxan drugs has cemented Genentech's leadership position in the area of oncology.

While we were generally pleased with our performance, some investments did not live up to expectations. Vodafone declined after worries about the large expenditures required for 3-G licenses and equipment. We opted to hold our position, but will monitor it for future developments. Meanwhile, Electronic Arts was liquidated after Sony downsized its PlayStation 2 launch, impacting Electronic Arts' revenue growth. Finally, DoubleClick was sold as Internet advertising spending slowed and dimmed the company's future prospects.

Looking ahead, we are seeing signs of a slowing U.S. economy, including the weakened financial position of many Internet firms, restructuring announcements by telecommunications providers and poor retail sales. In such an environment, I remain vigilant in analyzing our companies' fundamentals. As long as they continue to be firm or improving, I believe our investments will be rewarded over time.

Thank you for your confidence in Janus Olympus Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Olympus Fund and the S&P 500 Index. Janus Olympus Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 29, 1995, through October 31, 2000 . The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Olympus Fund ($45,950) as compared to the S&P 500 Index ($25,056).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 28.05%
Since 12/29/95*, 37.03%

Janus Olympus Fund - $45,950

S&P 500 Index - $25,056

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 85.7%
Aerospace and Defense - 0.9%
     1,060,745  Boeing Co. ....................................  $    71,931,770

Athletic Footwear - 1.2%
     2,250,000  Nike, Inc. - Class B ..........................       89,859,375

Broadcast Services and Programming - 1.8%
       800,000  Clear Channel Communications, Inc.* ...........       48,050,000
     1,624,395  Grupo Televisa S.A. (GDR)* ....................       87,920,379

                                                                     135,970,379

Business To Business/E-Commerce - 2.2%
       253,755  Ariba, Inc.* ..................................       32,068,288
       800,000  i2 Technologies, Inc.* ........................      136,000,000

                                                                     168,068,288

Cable Television - 0.9%
     1,650,000  Comcast Corp. - Special Class A* ..............       67,237,500

Cellular Telecommunications - 3.1%
         2,307  NTT DoCoMo, Inc. ..............................       56,837,086
     4,215,245  Vodafone Group PLC (ADR)** ....................      179,411,365

                                                                     236,248,451

Computer Graphics - 0.6%
       758,225  NVIDIA Corp. ..................................       47,116,575

Computers - 4.3%
     3,000,000  Sun Microsystems, Inc. ........................      332,625,000

Computers - Integrated Systems - 3.7%
     2,063,760  ASM Lithography Holding N.V.*,** ..............  $    57,398,325
       800,000  Brocade Communications Systems, Inc.* .........      181,900,000
     7,142,260  Psion PLC** ...................................       43,248,250

                                                                     282,546,575

Computers - Memory Devices - 5.6%
     3,033,720  VERITAS Software Corp. ........................      427,801,922

Cosmetics and Toiletries - 3.9%
     2,400,000  Colgate-Palmolive Co. .........................      141,024,000
     2,473,370  Estee Lauder Companies, Inc. - Class A ........      114,857,119
     1,317,255  Gillette Co. ..................................       45,939,268

                                                                     301,820,387

Diversified Operations - 1.0%
     1,400,000  General Electric Co. ..........................       76,737,500

Electronic Components - Semiconductors - 1.9%
     1,600,000  Texas Instruments, Inc. .......................       78,500,000
       900,000  Xilinx, Inc.* .................................       65,193,750

                                                                     143,693,750

Fiber Optics - 1.9%
     1,800,000  JDS Uniphase Corp.* ...........................      146,475,000

Finance - Investment Bankers/Brokers - 0.6%
       500,000  Goldman Sachs Group, Inc. .....................       49,906,250

See Notes to Schedules of Investments.

36  Janus Equity Funds / October 31, 2000

                                                            Janus | Olympus Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Finance - Mortgage Loan Banker - 0.5%
       494,030  Fannie Mae ....................................  $    38,040,310

Food - Retail - 2.6%
     4,551,970  Kroger Co.* ...................................      102,703,823
     1,763,545  Safeway, Inc. .................................       96,443,867

                                                                     199,147,690

Instruments - Scientific - 1.7%
     1,100,000  PE Corp./PE Biosystems Group ..................      128,700,000

Internet Applications Software - 0.1%
       100,000  Art Technology Group, Inc.* ...................        6,275,000

Internet Brokers - 1.6%
     1,730,467  Charles Schwab Corp. ..........................       60,782,653
     4,450,390  E*TRADE Group, Inc.* ..........................       64,808,804

                                                                     125,591,457

Internet Infrastructure Software - 2.3%
       850,890  Inktomi Corp.* ................................       53,978,334
     1,950,000  TIBCO Software, Inc. ..........................      122,850,000

                                                                     176,828,334

Internet Security - 5.9%
       496,130  Check Point Software Technologies, Ltd. .......       78,574,589
     2,849,720  VeriSign, Inc. ................................      376,163,040

                                                                     454,737,629

Medical - Biomedical and Genetic - 0.8%
       806,740  Millennium Pharmaceuticals, Inc.* .............       58,539,071

Medical - Drugs - 5.8%
       871,500  Celgene Corp.* ................................       56,102,813
     1,085,050  Eli Lilly and Co. .............................       96,976,344
     1,000,000  Genentech, Inc.* ..............................       82,500,000
     2,500,000  Pfizer, Inc. ..................................      107,968,750
     1,900,000  Pharmacia Corp. ...............................      104,500,000

                                                                     448,047,907

Motorcycle and Motor Scooter Manufacturing - 1.4%
     2,200,310  Harley-Davidson, Inc. .........................      106,027,438

Multimedia - 1.2%
     1,200,000  Time Warner, Inc. .............................       91,092,000

Networking Products - 6.5%
     6,700,000  Cisco Systems, Inc.* ..........................      360,962,500
       725,000  Juniper Networks, Inc.* .......................      141,375,000

                                                                     502,337,500

Publishing - Newspapers - 1.0%
     2,197,480  New York Times Co. - Class A ..................       80,757,390

Retail - Apparel and Shoe - 1.9%
     5,807,185  Gap, Inc. .....................................      149,897,963

Retail - Discount - 1.0%
     1,646,155  Wal-Mart Stores, Inc. .........................       74,694,283

Retail - Drug Store - 1.9%
     3,248,745  Walgreen Co. ..................................      148,223,991

Retail - Jewelry - 0.8%
     1,500,000  Tiffany & Co. .................................       64,031,250

Satellite Telecommunications - 1.0%
     1,738,200  EchoStar Communications Corp.* ................       78,653,550

Telecommunication Equipment - 6.8%
       900,000  Comverse Technology, Inc.* ....................  $   100,575,000
     8,309,220  Nokia Oyj (ADR)** .............................      355,219,155
     1,532,625  Nortel Networks Corp. - New York Shares .......       69,734,438

                                                                     525,528,593

Telecommunication Equipment - Fiber Optics - 0.8%
       986,090  Finisar Corp.* ................................       28,411,718
       134,275  SDL, Inc. .....................................       34,810,794

                                                                      63,222,512

Telecommunication Services - 2.4%
     2,600,000  COLT Telecom Group PLC*,**,+ ..................       83,060,177
       300,000  COLT Telecom Group PLC (ADR)*,** ..............       39,187,500
     1,405,065  Cox Communications, Inc. - Class A* ...........       61,910,677

                                                                     184,158,354

Therapeutics - 0.8%
       759,480  Abgenix, Inc.* ................................       59,903,985

Web Hosting/Design - 2.1%
     2,098,880  Exodus Communications, Inc.* ..................       70,443,660
     1,150,000  Macromedia, Inc.* .............................       88,621,875

                                                                     159,065,535

Web Portals/Internet Service Provider - 0.8%
     1,300,175  America Online, Inc.* .........................       65,567,825

Wireless Equipment - 0.4%
       350,000  Aether Systems, Inc.* .........................       28,218,750
--------------------------------------------------------------------------------
Total Common Stock (cost $4,561,060,740) ......................    6,595,327,039
--------------------------------------------------------------------------------
Corporate Bonds - 1.5%
Computer Graphics - 0.1%
$   11,295,000  NVIDIA Corp., 4.75%
                   convertible subordinated notes
                   due 10/15/07 ...............................       10,306,688

E-Commerce/Products - 0.2%
    29,525,000  Amazon.com, Inc., zero coupon
                   senior discount notes, due 5/1/08(OMEGA) ...       14,836,313

Internet Brokers - 0.5%
    44,917,000  E*TRADE Group, Inc., 6.00%
                   convertible subordinated notes
                   due 2/1/07+ ................................       37,112,671

Telecommunication Services - 0.5%
                Level 3 Communications, Inc.:
    24,920,000     11.00%, senior notes, due 3/15/08 ..........       22,428,000
    31,160,000     6.00%, convertible subordinated
                   debentures, due 3/15/10 ....................       18,696,000

                                                                      41,124,000

Web Hosting/Design - 0.2%
    21,700,000  PSINet, Inc., 11.00%
                   senior notes, due 8/1/09 ...................       10,470,250
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $134,052,908) .....................      113,849,922
--------------------------------------------------------------------------------
Time Deposits - 6.2%
                Societe Generale, New York
   200,000,000     6.53125%, 11/1/00 ..........................      200,000,000
                SouthTrust Bank EDT
   280,500,000     6.59375%, 11/1/00 ..........................      280,500,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $480,500,000) .......................      480,500,000
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  37

Janus | Olympus Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
U.S. Government Agencies - 5.8%
                Fannie Mae
$   50,000,000     6.36%, 12/11/00 ............................  $    49,646,667
                Federal Home Loan Bank System:
    25,000,000     6.36%, 11/1/00 .............................       25,000,000
    50,000,000     6.35%, 11/8/00 .............................       49,938,264
    25,000,000     6.35%, 11/27/00 ............................       24,885,347
    50,000,000     6.35%, 11/28/00 ............................       49,761,875
    50,000,000     5.98%, 12/8/00 .............................       49,692,694
    50,000,000     6.35%, 12/15/00 ............................       49,611,945
                Freddie Mac:
    50,000,000     6.37%, 11/13/00 ............................       49,893,833
   100,000,000     6.02%, 12/15/00 ............................       99,264,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies
   (amortized cost $447,694,847) ..............................      447,694,847
--------------------------------------------------------------------------------
Total Investments (total cost $5,623,308,495) - 99.2% .........    7,637,371,808
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8% .       58,412,179
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 7,695,783,987
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              0.9%         $    69,734,438
Finland                                             4.7%             355,219,155
Israel                                              1.0%              78,574,589
Japan                                               0.7%              56,837,086
Mexico                                              1.2%              87,920,379
Netherlands                                         0.8%              57,398,325
United Kingdom                                      4.5%             344,907,292
United States++                                    86.2%           6,586,780,544
--------------------------------------------------------------------------------
Total                                             100.0%         $ 7,637,371,808

++Includes Short-Term Securities (74.1% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 11/17/00              3,233,000   $    4,687,850    $      166,985
British Pound 1/26/01               5,000,000        7,260,000          (71,600)
British Pound 3/22/01              37,900,000       55,072,490           258,270
British Pound 4/27/01              38,000,000       55,244,400           775,200
Euro 1/26/01                        2,900,000        2,471,380          (34,336)
Euro 3/22/01                       43,300,000       36,978,200           155,560
Euro 4/5/01                        48,400,000       41,352,960         3,313,190
Euro 4/27/01                       32,400,000       27,705,240           446,950
Euro 5/7/01                        85,000,000       72,709,000             8,500
--------------------------------------------------------------------------------
Total                                           $  303,481,520    $    5,018,719

See Notes to Schedules of Investments.

38  Janus Equity Funds / October 31, 2000

                                                              Janus | Orion Fund

                                                                         [PHOTO]
                                                                       Ron Sachs
                                                               portfolio manager

Since the Fund's launch at the end of June through October 31, 2000, Janus Orion Fund declined 11.90% compared to a loss of 1.39% for its benchmark, the S&P 500 Index.(1)

The last four months have proven to be a difficult environment to launch a new fund. I expected better returns, and I imagine you did, too. Though the market worked against us in the short-term, I remain encouraged by the business performance of the companies behind the stocks. Most of the Fund's holdings continued to build their franchises and create shareholder value.

My goal is to provide superior long-term performance by investing in the best businesses on the planet. To me, that means finding businesses with compelling cash flows as well as identifiable competitive advantages that translate into sustainable long-term earnings growth. I prefer to buy these businesses at attractive prices - that usually means buying when Janus' research uncovers something the market is missing. In this sense, the volatility actually helped us to the extent that it allowed us to add to our investments in what we believe are solid long-term growth opportunities at appealing valuations.

One such company is Winstar Communications, which uses fixed-wireless technology to provide high-speed data transmission to businesses. Because fiber-optic cables may never reach the vast majority of businesses, we believe fixed-wireless links will emerge as the most efficient technology for delivering high-speed connectivity. Despite the stock's recent decline, Winstar has delivered solid operating results.

The company has been on my "watch" list for years, and I took advantage of recent weakness to establish a sizable position.

Entravision Communications, a diversified media company, is another holding with strong recent fundamental performance and attractive prospects. Although the company's business remains strong overall, I am particularly excited about its television and radio operations. Entravision is a principal station operator of the Univision television network, which gears its programming toward the domestic Hispanic population. In its most recent fiscal quarter, the company's television stations enjoyed 39% sales growth - testament to the strength of Univision's content and the power of its growing audience to attract advertising dollars. Entravision's radio stations showed similar strength, increasing revenues 21% for the same period. With great barriers to entry and an opportunity for continued revenue growth on a relatively fixed-cost base, Entravision is, in our opinion, a great long-term investment. Once again, I took advantage of weakness in the stock and increased our stake.

My biggest disappointment was Samsung Electronics, a large Korean manufacturer of memory for personal computers, flat-panel monitors and wireless communications handsets. I first invested in Samsung after viewing the company as an inexpensive play on several rapidly growing areas of technology. Before the Fund launched, the stock had come under pressure when Korean cellular handset sales slowed and

                                                        (continued on next page)

Portfolio Profile                                               October 31, 2000
--------------------------------------------------------------------------------
Equities                                                                   95.7%
   Foreign                                                                 16.6%
Top 10 Equities (% of Assets)                                              53.4%
Number of Stocks                                                              28
Cash & Cash Equivalents                                                     4.3%
--------------------------------------------------------------------------------

Top 5 Industries                                                October 31, 2000
--------------------------------------------------------------------------------
Telecommunication Services                                                 16.8%
Electronic Components -
   Semiconductors                                                          10.4%
Telecommunication Equipment                                                 8.2%
Wireless Equipment                                                          7.1%
Semiconductor Components/
   Integrated Circuits                                                      6.6%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                                          October 31, 2000
--------------------------------------------------------------------------------
Semtech Corp.                                                               8.5%
Vitesse Semiconductor Corp.                                                 6.6%
NTL, Inc.                                                                   6.4%
Winstar Communications, Inc.                                                6.0%
American Tower Corp.                                                        5.9%
Entravision Communications Corp.                                            4.4%
IDT Corp.                                                                   4.4%
Clear Channel Communications Corp.                                          3.9%
Critical Path, Inc.                                                         3.7%
Biovail Corp. - New York Shares                                             3.6%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  39
after investors priced in a worst-case scenario for memory pricing. I believed the market had overreacted to these developments. However, I failed to fully appreciate that Samsung competes in sectors that offer minimal pricing power, making it difficult to create long-term shareholder value. Multiple meetings with the company's management have not revealed a catalyst that might drive the shares higher in the near term. Nevertheless, because the stock is so cheap that the downside appears limited, we have elected to hold onto our position but continue to monitor developments at the company.

Although I'm not at all satisfied with the Fund's recent performance, I am encouraged by the fundamental progress made by many of our holdings. Over the course of months or quarters, the market can be harsh in its judgement. But over longer spans, it can be quite fair, rewarding the best businesses by bidding their shares higher. As I mentioned earlier, I aim to invest in the world's greatest companies. With the Fund's focused, yet flexible mandate and considering that we enjoy the backing of our deep research bench, I'm extremely confident that we will continue to uncover companies the market will reward over the long-term. That said, short-term volatility is often the price of admission to these opportunities. Although it can be exceptionally challenging to maintain the long-term view, I continue to evaluate our existing and potential investments in this context.

Thank you for your investment in Janus Orion Fund.


Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Orion Fund and the S&P 500 Index. Janus Orion Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, June 30, 2000, through October 31, 2000. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Orion Fund ($8,810) as compared to the S&P 500 Index ($9,861).

Cumulative Total Return
for the period ended October 31, 2000
Since 6/30/00*, (11.90)%

Janus Orion Fund - $8,810

S&P 500 Index - $9,861

*The Fund's inception date.
Source - Lipper, Inc. 2000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends and distributions.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Concentration may lead to greater price volatility. A Fund's performance for very short time periods may not be indicative of future performance.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 95.7%
Broadcast Services and Programming - 3.9%
       732,109  Clear Channel Communications, Inc.* ...........  $    43,972,297

Cable Television - 3.6%
       991,840  Comcast Corp. - Special Class A* ..............       40,417,480

E-Commerce/Products - 3.1%
       963,475  Amazon.com, Inc.* .............................       35,287,272

E-Commerce/Services - 2.7%
       579,630  eBay, Inc. ....................................       29,850,945

Electric Products - 2.9%
       264,060  Samsung Electronics ...........................       33,081,175

Electronic Components - Semiconductors - 10.4%
     2,955,100  Semtech Corp.* ................................       95,301,975
     1,118,080  Virata Corp.* .................................       21,662,800

                                                                     116,964,775

Finance - Credit Card - 2.6%
       479,615  American Express Co. ..........................       28,776,900

Medical - Drugs - 3.6%
       966,640  Biovail Corp. - New York Shares* ..............       40,659,295

Multimedia - 4.4%
     2,824,975  Entravision Communications Corp.* .............       49,966,745

Networking Products - 0.1%
       132,465  Auspex Systems, Inc.* .........................        1,341,208

Radio - 3.1%
     1,134,940  Hispanic Broadcasting Corp.* ..................  $    35,466,875

Retail - Apparel and Shoe - 1.6%
       716,805  Gap, Inc. .....................................       18,502,529

Satellite Telecommunications - 2.4%
       590,510  EchoStar Communications Corp.* ................       26,720,577

Semiconductor Components/Integrated Circuits - 6.6%
     1,061,010  Vitesse Semiconductor Corp.* ..................       74,204,387

Telecommunication Equipment - 8.2%
     1,610,790  ECI Telecom, Ltd. .............................       38,054,914
       877,310  Nokia Oyj (ADR) ...............................       37,505,002
     1,132,625  WJ Communications, Inc.* ......................       16,989,375

                                                                      92,549,291

Telecommunication Equipment - Fiber Optics - 1.6%
       172,765  Avanex Corp.* .................................       17,546,445

Telecommunication Services - 16.8%
     1,372,210  IDT Corp.*,# ..................................       49,056,508
     1,651,405  NTL, Inc.* ....................................       72,558,607
     3,451,915  Winstar Communications, Inc.* .................       67,312,342

                                                                     188,927,457

Telephone - Integrated - 3.3%
       700,215  Telefonos de Mexico S.A. (ADR) ................       37,767,847

Television - 3.1%
       919,785  Univision Communications, Inc. - Class A* .....       35,181,776

See Notes to Schedules of Investments.

40  Janus Equity Funds / October 31, 2000

                                                              Janus | Orion Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Web Hosting/Design - 4.6%
       863,450  Critical Path, Inc.* ..........................  $    41,931,291
       134,850  Macromedia, Inc.* .............................       10,391,878

                                                                      52,323,169

Wireless Equipment - 7.1%
     1,628,830  American Tower Corp.* .........................       66,680,228
       593,405  Netro Corp.* ..................................       12,943,647

                                                                      79,623,875
--------------------------------------------------------------------------------
Total Common Stocks (cost $1,228,450,143) .....................    1,079,132,320
--------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
$   24,500,000  Morgan Stanley Dean Witter & Co., 6.62%
                   dated 10/31/00, maturing 11/1/00,
                   to be repurchased at $24,504,505
                   collateralized by $6,347,863 in
                   Short-Term Corporate Notes, 0%-6.60%,
                   11/16/00-1/25/01, A-1 - A-1+;
                   $81,260,010 in U.S. Government
                   Agencies, 0%-9.50%, 11/25/07-11/1/30;
                   with respective values of $6,299,859
                   and $18,701,009 (cost $24,500,000) .........       24,500,000
--------------------------------------------------------------------------------
U.S. Government Agency - 2.2%
                Federal Home Loan Bank System
    25,000,000     6.33%, 2/8/01 (cost $24,564,812) ...........       24,562,500
--------------------------------------------------------------------------------
Total Investments (total cost $1,277,514,955) - 100.1% ........    1,128,194,820
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)        (567,258)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 1,127,627,562
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              3.6%         $    40,659,295
Finland                                             3.3%              37,505,002
Israel                                              3.4%              38,054,914
Mexico                                              3.4%              37,767,847
South Korea                                         2.9%              33,081,175
United States++                                    83.4%             941,126,587
--------------------------------------------------------------------------------
Total                                             100.0%         $ 1,128,194,820

++Includes Short-Term Securities (79.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  41

Janus | Overseas Fund (closed to new investors)

[PHOTO]
Helen Young Hayes
portfolio manager

[PHOTO]
Laurence Chang
portfolio manager

We are extremely pleased to report that Janus Overseas Fund returned 32.59% during the 12-month period ended October 31, 2000, strong performance that placed us well ahead of the 2.90% loss recorded by our benchmark, the Morgan Stanley Capital International EAFE Index.(1) These results placed Janus Overseas Fund in the top 1% of its peer group for the 12 months ended October 31, 2000, ranking fifth out of 666 international funds tracked by Lipper Inc., a leading mutual fund-rating company.(2)

The period was not without its share of difficulties, however, as a range of factors including interest rate uncertainty, rising energy costs, currency troubles and fears of a slowdown in corporate earnings created an extremely volatile environment for stocks. This in turn forced the dollar-based returns of most major European market indices into negative territory for the year. In Asia, Korea led other emerging markets lower, while Japanese stocks were held back by the country's still-sluggish economy. Although many of the fast-growing sectors in which we participate were among those hit hardest by the increase in volatility, a number of our companies were able to navigate the difficult environment to post gains.

In March, some of the market's more speculative and overpriced companies in technology and telecommunications fell substantially as investors revisited their assumptions concerning the durability of their business models, and many have yet to regain their footing. Even a number of firms with outstanding growth prospects and intact business models have remained under pressure. However, some profitable companies with defensible franchises and strong, improving fundamentals have emerged from the correction even stronger. Israel's Check Point Software, which meets each of these criteria, was a case in point. Meanwhile, Internet security continued to dominate headlines as well-publicized breeches at wire transfer service Western Union and software giant Microsoft drew increased attention to the best-of-breed Web security products Check Point provides.

Our decision to increase our exposure to optical networking companies like France's Alcatel and Japan's Furukawa Electric during the period aided results. Immense growth in demand for fiber-optic components, which is being driven by a rapid increase in demand for telecommunications bandwidth worldwide, allowed these companies to post gains despite a relatively sharp pull-back as the year drew to a close. On a fundamental basis, Alcatel's showing was strong. At the same time, the recently-completed spinoff of the company's optical components business - which promises to unlock the unit's value and provide Alcatel with greater strategic flexibility - drew further attention to the shares.

Meanwhile, our exposure to the wireless industry - which remains an area of focus for the Fund - produced mixed results. While many of our wireless companies gained substantially during the first few months of the period, the auction of licenses to operate next-generation wireless networks in Europe late last spring marked a turning point for cellular

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     86.8%                         94.3%
   Foreign                                   81.6%                         87.3%
Top 10 Equities (% of Assets)                28.4%                         34.4%
Number of Stocks                               113                           110
Cash & Cash Equivalents                      13.2%                          5.7%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Cellular Telecommunications                  12.0%                         14.9%
Telecommunication Equipment                  10.2%                          9.9%
Telephone - Integrated                        5.7%                          3.2%
Diversified Operations                        4.7%                          5.3%
Telecommunication Services                    4.3%                         10.9%
--------------------------------------------------------------------------------

Top 5 Countries                   October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
United Kingdom                               15.0%                         11.6%
Japan                                        11.0%                         19.2%
France                                        6.1%                          3.8%
Hong Kong                                     6.0%                          3.5%
Canada                                        5.3%                          7.7%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000               October 31,1999
--------------------------------------------------------------------------------
Nokia Oyj                                     4.9%                          5.7%
NTT DoCoMo, Inc.                              3.8%                          7.9%
China Mobile, Ltd.                            3.6%                          3.0%
Vodafone Group PLC                            3.5%                          2.0%
Telefonos de Mexico S.A. (ADR)                2.7%                          1.4%
Check Point Software Technologies, Ltd.       2.2%                          0.1%
Furukawa Electric Company, Ltd.               2.0%                            --
Total Fina Elf                                2.0%                          0.5%
Telefonica S.A                                1.9%                          0.9%
Nortel Networks Corp.                         1.8%                          1.8%
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines an international fund as one that "invests its assets in securities with primary trading markets outside of the United States." As of October 31, 2000, Janus Overseas Fund ranked 5/666 for the 1-year period and 1/288 for the 5-year period. This ranking is based on total return, including reinvestment of dividends, distributions and capital gains for the stated period.

Past performance does not guarantee future results.

42 Janus Equity Funds / October 31, 2000 operators. Vodafone Airtouch, together with other service providers in the Fund, declined as the high prices paid for wireless spectrum gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. That fear, together with perceived softness in mobile handset sales and a modest downward revision of revenue forecasts by industry leader Nokia during the recently completed third quarter, pressured virtually the entire sector.

In closing, we are pleased with our overall results during what has been an extremely volatile year. While we are encouraged, we also see reason for caution. The volatility that pressured worldwide markets at the beginning of the year has only accelerated as economic uncertainty has continued to increase, and sentiment with regard to many of the fast-growing segments in which we have invested remains unsettled. Still, we believe long-term trends in areas such as bandwidth, data storage and wireless remain intact. Furthermore, our strategy has always been to pay close attention to the underlying valuation and business fundamentals of each individual investment. We believe this year's strong performance is a validation of this highly selective approach and therefore look forward to the coming months with a measure of optimism.

Thank you for your continued confidence and investment in Janus Overseas Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Overseas Fund and the Morgan Stanley Capital International EAFE Index. Janus Overseas Fund is represented by a shaded area of green. The Morgan Stanley Capital International EAFE Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 2, 1994, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Overseas Fund ($36,091) as compared to the Morgan Stanley Capital International EAFE Index ($15,732).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 32.59%
Five Year, 25.64%
Since 5/2/94*, 21.92%

Janus Overseas Fund - $36,091

Morgan Stanley
Capital International
EAFE Index - $15,732

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 84.1%
Advertising Sales - 0.6%
     3,685,466  Havas Advertising S.A.** ......................  $    59,324,130

Advertising Services - 0.2%
     1,474,428  WPP Group PLC** ...............................       19,804,420

Aerospace and Defense - 0.3%
       850,535  Embraer-Empresa Brasileira de
                   Aeronautica S.A. (ADR) .....................       24,612,357

Applications Software - 1.0%
       224,015  Infosys Technologies, Ltd. ....................       34,292,891
     8,461,544  Sage Group PLC** ..............................       61,803,693

                                                                      96,096,584

Audio and Video Products - 1.6%
     1,779,700  Sony Corp.** ..................................      142,133,095
        90,280  Sony Corp. (ADR)** ............................        7,493,240

                                                                     149,626,335

Automotive - Cars and Light Trucks - 0.6%
     1,602,697  BMW A.G.** ....................................       52,982,206

Beverages - Wine and Spirits - 0.1%
        75,542  Louis Vuitton Moet Hennessy S.A.** ............        5,506,821

Broadcast Services and Programming - 1.4%
       682,676  EM.TV & Merchandising A.G.** ..................  $    20,542,675
     1,771,230  Grupo Televisa S.A. (GDR) .....................       95,867,824
     9,120,233  Scoot.com PLC*,** .............................       11,521,845

                                                                     127,932,344

Cable Television - 0.6%
     2,381,377  Rogers Communications, Inc. - Class B** .......       46,154,464
     4,313,011  Telewest Communications PLC*,** ...............        7,139,737

                                                                      53,294,201

Cellular Telecommunications - 12.0%
     3,656,000  China Mobile, Ltd.*,** ........................       23,556,571
    10,188,445  China Mobile, Ltd. (ADR)*,** ..................      312,021,128
        14,498  NTT DoCoMo, Inc.** ............................      357,184,251
     2,982,190  Partner Communications
                   Company, Ltd. (ADR)* .......................       17,893,140
     2,049,125  SK Telecom Company, Ltd. (ADR) ................       51,356,195
     1,233,260  Telesp Celular Participacoes S.A. (ADR) .......       39,001,848
    73,369,184  Vodafone Group PLC** ..........................      305,501,917
       568,747  Vodafone Group PLC (ADR)** ....................       24,207,294

                                                                   1,130,722,344

Computer Data Security - 0.2%
     2,466,437  Baltimore Technologies PLC*,** ................       18,999,940

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  43

Janus | Overseas Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Computer Services - 0.5%
       681,642  Adcore A.B.# ..................................  $     2,796,042
       178,928  Atos S.A.** ...................................       14,666,240
       954,346  Logica PLC** ..................................       28,256,600

                                                                      45,718,882

Computers - 1.1%
   124,568,000  Legend Holdings, Ltd.** .......................      105,419,330

Computers - Integrated Systems - 0.9%
       597,840  Comverse Technology, Inc.* ....................       66,808,620
     2,148,335  Psion PLC** ...................................       13,008,730

                                                                      79,817,350

Consumer Products - 0.4%
       682,050  Unilever N.V.** ...............................       34,167,854

Data Processing and Management - 0.2%
       202,362  Autonomy Corp. PLC*,** ........................       10,284,752
       125,465  Autonomy Corp. PLC (ADR)*,** ..................        6,273,250

                                                                      16,558,002

Diversified Operations - 4.7%
     3,705,544  Bombardier, Inc.** ............................       58,110,062
    20,991,000  Citic Pacific, Ltd.** .........................       84,245,612
     2,648,369  Granada Compass PLC*,** .......................       22,835,878
     2,879,875  Tyco International, Ltd. ......................      163,252,914
    23,444,489  Williams PLC** ................................      112,344,428

                                                                     440,788,894

Electric Products - 0.9%
       695,540  Samsung Electronics** .........................       87,136,560

Electronic Components - 2.2%
     2,341,190  Koninklijke (Royal) Philips Electronics N.V.**        91,902,102
     1,454,207  Koninklijke (Royal) Philips Electronics N.V
                   - New York Shares** ........................       58,077,392
     3,014,000  NEC Corp.** ...................................       57,416,737

                                                                     207,396,231

Electronic Components - Semiconductors - 2.8%
        61,624  Celestica, Inc.*,** ...........................        4,390,082
     1,047,150  Celestica, Inc. - New York Shares*,** .........       75,263,906
       870,635  Chartered Semiconductor
                   Manufacturing, Ltd. (ADR)* .................       40,484,528
        57,240  PMC-Sierra, Inc.* .............................        9,702,180
       122,200  Rohm Company, Ltd.** ..........................       30,788,868
     1,807,479  STMicroelectronics N.V. ** ....................       91,083,377
       192,015  STMicroelectronics N.V. - New York Shares** ...        9,972,779

                                                                     261,685,720

Fiber Optics - 1.7%
     1,953,148  JDS Uniphase Corp.* ...........................      158,937,419

Human Resources - 0.6%
     7,488,585  Capita Group PLC** ............................       57,089,454

Internet Applications Software - 0.4%
     1,282,675  GEO Interactive Media Group PLC*,** ...........       18,672,301
       354,644  Intershop Communications A.G.*,** .............       16,202,998

                                                                      34,875,299

Internet Financial Services - 0.1%
     6,665,934  Egg PLC*,** ...................................       11,010,556

Internet Security - 2.2%
     1,274,670  Check Point Software Technologies, Ltd.* ......      201,875,861

Life and Health Insurance - 0.3%
     2,394,753  Prudential PLC** ..............................       32,235,713

Machinery - Electrical - 0.4%
       635,706  Schneider Electric S.A.** .....................  $    41,356,969

Medical - Biomedical And Genetic - 2.7%
     1,807,836  Cambridge Antibody Technology
                   Group PLC*,**,# ............................      112,225,610
     2,149,083  Oxford GlycoSciences PLC*,**,# ................       77,939,122
        65,239  Serono S.A. - Class B** .......................       58,668,785

                                                                     248,833,517

Medical - Drugs - 3.3%
     1,481,493  AstraZeneca Group PLC** .......................       69,443,237
     1,207,688  Pharmacia Corp. ...............................       66,422,840
     1,697,000  Shionogi & Co., Ltd.** ........................       33,104,983
     1,917,000  Takeda Chemical Industries, Ltd.** ............      126,235,914
       389,000  Yamanouchi Pharmaceutical Company, Ltd.** .....       17,599,830

                                                                     312,806,804

Medical Products - 0.4%
        64,654  Synthes-Stratec, Inc.**,+ .....................       41,313,906

Metal Processors and Fabricators - 1.1%
     5,838,514  Assa Abloy A.B. - Class B .....................      107,217,493

Money Center Banks - 1.7%
    12,238,398  Banco Bilbao Vizcaya Argentaria S.A.** ........      162,868,925

Multi-Line Insurance - 2.5%
     3,291,577  Aegon N.V.** ..................................      130,576,155
       369,934  Axa** .........................................       48,917,342
       111,112  Zurich Financial Services A.G.** ..............       53,761,329

                                                                     233,254,826

Multimedia - 1.6%
     1,128,382  Corus Entertainment, Inc. - Class B*,** .......       31,031,251
       528,560  Seagram Company, Ltd. - New York Shares** .....       30,193,990
     4,256,162  Shaw Communications, Inc. - Class B** .........       87,088,742

                                                                     148,313,983

Network Software - 1.6%
    16,608,941  Dimension Data Holdings PLC*,** ...............      145,671,873

Oil Companies - Integrated - 3.6%
     1,814,315  Petroleo Brasileiro S.A. (ADR)* ...............       52,728,530
     4,086,570  Petroleo Brasileiro S.A. (ADR)
                   - Preference Shares* .......................      108,373,793
     1,281,990  Total Fina Elf** ..............................      183,212,969

                                                                     344,315,292

Optical Supplies - 0.3%
       302,000  Hoya Corp.** ..................................       24,948,556

Petrochemicals - 1.3%
    12,894,429  Reliance Industries, Ltd. .....................       83,464,900
     2,659,863  Reliance Industries, Ltd. (GDR)+ ..............       35,642,164

                                                                     119,107,064

Publishing - Newspapers - 0.3%
     1,894,000  Singapore Press Holdings, Ltd.** ..............       27,080,925

Recycling - 1.3%
     3,091,892  Tomra Systems A.S.A ...........................      124,005,675

Security Services - 0.9%
     3,861,994  Securitas A.B. - Class B ......................       82,098,779

Semiconductor Components/Integrated Circuits - 0.7%
    21,782,000  Taiwan Semiconductor
                   Manufacturing Co., Ltd.* ...................       65,965,486

See Notes to Schedules of Investments.

44  Janus Equity Funds / October 31, 2000

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Soap and Cleaning Preparations - 0.5%
     3,262,017  Reckitt Benckiser PLC** .......................  $    42,915,210

Telecommunication Equipment - 10.2%
        53,286  ADVA A.G. Optical Networking*,** ..............        3,906,998
     1,513,705  Alcatel S.A.** ................................       92,253,774
       399,277  Alcatel S.A. (ADR)** ..........................       24,904,903
     7,860,444  Datacraft Asia, Ltd.** ........................       53,844,041
     1,412,534  Himachal Futuristic Communications, Ltd. ......       37,221,464
     6,277,512  Nokia Oyj** ...................................      258,020,219
     4,734,750  Nokia Oyj (ADR)** .............................      202,410,563
       476,761  Nortel Networks Corp.** .......................       21,571,116
     3,142,975  Nortel Networks Corp. - New York Shares** .....      143,005,363
     3,987,888  Telefonaktiebolaget L.M. Ericsson A.B. (ADR) ..       55,331,946
     4,705,248  Telefonaktiebolaget L.M. Ericsson A.B
                   - Class B ..................................       62,456,790

                                                                     954,927,177

Telecommunication Services - 4.3%
     2,343,740  Amdocs, Ltd.* .................................      151,903,649
     5,030,106  COLT Telecom Group PLC*,** ....................      160,692,883
     6,899,705  Energis PLC*,** ...............................       59,062,409
       440,445  GT Group Telecom, Inc. - Class B*,**,# ........        4,280,575
       577,920  Infonet Services Corp.* .......................        3,756,480
       705,316  NTL, Inc.* ....................................       30,989,822

                                                                     410,685,818

Telephone - Integrated - 5.1%
         1,857  Nippon Telegraph & Telephone Corp.** ..........       16,888,578
     8,284,919  Telefonica S.A.*,** ...........................      157,799,399
       284,769  Telefonica S.A. (ADR)*,** .....................       16,498,804
     4,661,840  Telefonos de Mexico S.A. (ADR) ................      251,447,995
     2,111,463  Versatel Telecom International N.V.*,** .......       41,612,177

                                                                     484,246,953

Television - 0.4%
     7,106,000  Television Broadcasts, Ltd.** .................       38,906,566

Tobacco - 0.3%
         3,714  Japan Tobacco, Inc.** .........................       25,511,447

Wire and Cable Products - 2.0%
     7,177,000  Furukawa Electric Company, Ltd.** .............      188,649,982
--------------------------------------------------------------------------------
Total Common Stock (cost $5,865,566,729) ......................    7,888,618,033
--------------------------------------------------------------------------------
Preferred Stock - 2.7%
Automotive - Cars and Light Trucks - 1.1%
        31,565  Porsche A.G.** ................................      105,685,862

Investment Management and Advisory Services - 1.0%
       688,368  Marschollek, Lautenschlaeger und
                   Partner A.G.** .............................       92,775,179

Telephone - Integrated - 0.6%
       796,145  Telecomunicacoes Brasileiras S.A. (ADR) .......       58,317,621
--------------------------------------------------------------------------------
Total Preferred Stock (cost $155,885,534) .....................      256,778,662
--------------------------------------------------------------------------------
Repurchase Agreements - 4.3%
$  360,000,000  ABN AMRO Securities, Inc., 6.63%
                   dated 10/31/00, maturing 11/1/00
                   to be repurchased at $360,066,300
                   collateralized by $357,897,277
                   in U.S. Government Agencies,
                   7.125%-7.77%, 11/15/01-6/15/30;
                   with a value of $367,200,408 ...............  $   360,000,000
    38,000,000  State Street Bank and Trust, 5.25%
                   dated 10/31/00, maturing 11/1/00, to be
                   repurchased at $38,005,542 collateralized
                   by $38,935,000 in U.S. Treasury Notes,
                   5.875%, 10/31/01; with a value of
                   $38,764,659 ................................       38,000,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $398,000,000) ...............      398,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 1.1%
                Prudential Funding Corp.
   100,000,000     6.58%, 11/1/00
                   (amortized cost $100,000,000) ..............      100,000,000
--------------------------------------------------------------------------------
Time Deposits - 4.7%
                Societe Generale, New York
   400,000,000     6.5625%, 11/1/00 ...........................      400,000,000
                SunTrust Bank EDT
    44,430,000     6.5625%, 11/1/00 ...........................       44,300,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $444,300,000) .......................      444,300,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 2.4%
                Fannie Mae
    25,000,000     6.36%, 12/11/00 ............................       24,823,333
                Federal Farm Credit Bank
    25,000,000     6.34%, 12/18/00 ............................       24,793,069
                Federal Home Loan Bank System
    25,000,000     6.36%, 1/12/01 .............................       24,677,000
                Freddie Mac:
    50,000,000     6.35%, 12/8/00 .............................       49,673,681
   100,000,000     6.02%, 12/15/00 ............................       99,264,222
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $223,236,305) ............      223,231,305
--------------------------------------------------------------------------------
Total Investments (total cost $7,186,988,568) - 99.3% .........    9,310,928,000
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.7% .       69,380,252
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 9,380,308,252
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  45

Janus | Overseas Fund

Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.8%         $   163,252,914
Brazil                                              3.0%             283,034,148
Canada                                              5.4%             501,089,551
Finland                                             4.9%             460,430,781
France                                              6.1%             571,199,303
Germany                                             3.1%             292,095,918
Hong Kong                                           6.1%             564,149,206
India                                               2.0%             190,621,420
Israel                                              2.6%             238,441,302
Japan                                              11.0%           1,027,955,483
Mexico                                              3.7%             347,315,818
Netherlands                                         3.8%             356,335,680
Norway                                              1.3%             124,005,674
Singapore                                           1.3%             121,409,494
South Korea                                         1.5%             138,492,755
Spain                                               3.6%             337,167,127
Sweden                                              3.3%             309,901,048
Switzerland                                         1.7%             153,744,020
Taiwan                                              0.7%              65,965,485
United Kingdom                                     15.2%           1,410,268,554
United States++                                    17.9%           1,654,052,319
--------------------------------------------------------------------------------
Total                                             100.0%         $ 9,310,928,000

++Includes Short-Term Securities (5.2% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/26/01              79,900,000   $  116,014,800    $      460,253
British Pound 3/22/01              26,000,000       37,780,600           285,220
British Pound 4/5/01              113,000,000      164,234,200         2,083,750
British Pound 4/27/01              49,100,000       71,381,580           442,760
British Pound 5/8/01               46,000,000       66,884,000       (1,587,000)
Canadian Dollar 11/17/00           84,300,000       55,384,009         1,633,238
Canadian Dollar 5/7/01             22,700,000       14,972,627           440,574
Euro 11/17/00                     114,000,000       96,854,400         7,453,320
Euro 1/19/01                      104,600,000       89,119,200         9,740,352
Euro 1/26/01                       44,500,000       37,922,900         (609,860)
Euro 3/22/01                       85,000,000       72,590,000       (1,241,000)
Euro 4/27/01                      110,900,000       94,830,590         1,778,252
Euro 5/7/01                       182,700,000      156,281,580         2,339,897
Hong Kong Dollar 3/16/01          898,300,000      115,459,757         (195,043)
Hong Kong Dollar 5/7/01         1,893,000,000      243,341,218       (2,308,793)
Hong Kong Dollar 5/10/01          942,000,000      121,092,143         (238,488)
Hong Kong Dollar 6/27/01          374,000,000       48,083,104          (77,699)
Japanese Yen 11/17/00          13,630,000,000      125,311,901         3,345,830
Japanese Yen 1/19/01            5,000,000,000       46,483,651         2,225,555
Japanese Yen 3/22/01            6,450,000,000       60,583,745         2,419,303
Japanese Yen 4/5/01             1,000,000,000        9,414,636           169,417
Japanese Yen 4/12/01           13,500,000,000      127,245,290         3,118,510
Japanese Yen 5/7/01            12,250,000,000      115,942,413         4,114,147
Singapore Dollar 7/16/01           13,000,000        7,612,133           390,792
South Korean Won 1/26/01        3,650,000,000        3,202,316            50,803
South Korean Won 2/8/01        10,620,000,000        9,316,606           166,708
South Korean Won 2/15/01       14,600,000,000       12,807,018           243,262
South Korean Won 2/22/01       10,980,000,000        9,630,734           181,599
South Korean Won 3/1/01        14,500,000,000       12,717,067           212,046
South Korean Won 3/8/01        16,500,000,000       14,469,876           252,408
South Korean Won 5/15/01        8,000,000,000        7,014,160           153,495
Swiss Franc 3/22/01                17,500,000        9,862,489           241,435
Swiss Franc 4/27/01                 9,500,000        5,369,355           212,313
--------------------------------------------------------------------------------
Total                                           $2,179,210,098    $   37,897,356

See Notes to Schedules of Investments.

46  Janus Equity Funds / October 31, 2000

                                                 Janus | Special Situations Fund

                                                                         [PHOTO]
                                                                    David Decker
                                                               portfolio manager

For the fiscal year ended October 31, 2000, Janus Special Situations Fund's 9.33% gain outpaced the performance of its benchmark, the S&P 500 Index, which returned 6.08%.(1)

Following the meltdown of many highly valued technology stocks in April (a time during which the Fund, while not unscathed, held up rather well), the market rebounded through August. However, as companies began to realize that the slowing economic environment was clearly having an impact on expected growth in the second half of the year, many companies reduced their future earnings expectations. This was followed by Wall Street's reduction in its collective assessment of future value. The fear that a slowdown might manifest itself into something more severe - like a recession - led to a quick and painful downward slide in media stocks, which rely on a strong advertising market to drive sales. Unfortunately, this time the Fund did not emerge unscathed.

Nonetheless, our outlook remains optimistic. I cannot predict the future, but the market has recently provided some excellent investment opportunities at discounted prices. Although short-term performance can be painful, we are focused on long-term results. We believe the key to realizing that goal is finding opportunities exactly when the market seems to disagree the most. This is what special situation investing is all about.

While there were some highlights in the period, Palm and Coastal Corp. among them, given the Fund's subpar performance, I believe it is more instructive to focus on the lowlights. The most significant mistake during the period was not selling Apple Computer before it severely missed its earnings estimates in September. Unfortunately, Apple, which was one of our best investments over the past two years, has turned into our worst. So what did we miss? Specifically, we believed Apple could sell its new G4 Cube well and continue its tremendous reemergence in the PC market. Unfortunately, the product didn't sell well, and softness emerged in its seemingly more stable iMac division. Prior to its earnings shortfall, Apple was clearly being priced for perfection. In other words, the valuation didn't allow for a poorly received product introduction. The goal of Janus Special Situations Fund is to identify companies that exhibit a favorable risk/reward relationship, such that missteps won't be penalized too severely, and then sell these companies when that relationship becomes unfavorable. In the case of Apple, I stayed with the position too long, and I take full responsibility for that mistake.

Another disappointment was PSINet, a diversified telecommunications company. We purchased PSINet after its stock had declined substantially, believing the market's reaction had been overly severe. In retrospect, it was only the beginning. Management's inability to integrate and leverage the multiple acquisitions made by PSINet over the past two years, coupled with a lack of financing availability, caused the company to miss financial expectations. Although we believed the risk/reward characteristics of the investment were in our favor at the time of our purchase, we incorrectly analyzed the speed of the financial deterioration and the dramatic shift in the funding situation.

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     99.5%                         98.9%
   Foreign                                   18.6%                         17.9%
Top 10 Equities (% of Assets)                43.8%                         54.4%
Number of Stocks                                59                            41
Cash, Cash Equivalents &
   Fixed-Income Securities                    0.5%                          1.1%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Multimedia                                    8.8%                         14.9%
Cellular Telecommunications                   6.7%                          6.6%
Oil Companies - Integrated                    5.7%                            --
Electronic Components
   - Semiconductors                           5.4%                            --
Pipelines                                     4.8%                          3.0%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
China Mobile, Ltd. (ADR)                      6.7%                          5.2%
Coastal Corp.                                 5.7%                            --
Advanced Micro Devices, Inc.                  5.4%                            --
Time Warner, Inc.                             5.3%                          7.4%
Enron Corp.                                   4.8%                          3.0%
3Com Corp.                                    3.5%                            --
Viacom, Inc. - Class B                        3.4%                          7.4%
Tyco International Ltd.                       3.4%                          2.7%
Gateway, Inc.                                 2.8%                            --
Bally Total Fitness Holding Corp.             2.8%                          4.1%
--------------------------------------------------------------------------------

(1)  All returns include reinvested dividends and distributions.

Past performance does not guarantee future results. Investing in special situation companies may entail greater risks.

                                       Janus Equity Funds / October 31, 2000  47

Winstar was another telecommunications company that saw a significant decline in its market value. Unlike PSINet, which had fundamental problems with the execution of its business model, Winstar's business model remains strong. The company's stock came under pressure, we believe, because investors became concerned with its ability to raise capital in what has become a very difficult debt market. However, Winstar is well-funded and has recently shown its ability to raise capital, despite the difficult market. Rather than sell this stock, we chose to buy more, viewing its decline as a unique opportunity to purchase shares at a substantial discount to the intrinsic value of the company.

A strong performer for the Fund was 3Com, a leading maker of computer networking products. 3Com's stock tumbled in March and April due to the decline in its holding in Palm Corp. However, 3Com's stock had fallen to a level that, by subtracting its ownership in Palm as well as its cash hoard, implied the market value of the rest of the company was negative. This, to us, was a unique buying opportunity and is what special situation investing is all about; finding companies that are significantly undervalued due to a misperception about the value of the underlying asset.

Going forward, I am optimistic about the Fund's long-term prospects. Not only am I convinced of its holdings' ultimate potential, but I remain exceptionally confident in our ability to uncover the opportunities that represent an attractive trade-off between risk and reward.

Thank you for your continued confidence and investment in Janus Special Situations Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Special Situations Fund and the S&P 500 Index. Janus Special Situations Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, December 31, 1996, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Special Situations Fund ($26,147) as compared to the S&P 500 Index ($20,380).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 9.33%
Since 12/31/96*, 28.50%

Janus Special Situations Fund - $26,147

S&P 500 Index - $20,380

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 97.6%
Aerospace and Defense - 0.5%
       128,915  Boeing Co. ....................................  $     8,742,048

Automotive - Truck Parts and Equipment - 1.3%
       804,010  Delphi Automotive Systems Corp. ...............       12,612,907
       467,515  Exide Corp.# ..................................        4,704,370
       300,000  Visteon Corp. .................................        5,306,250

                                                                      22,623,527

Broadcast Services and Programming - 2.3%
     1,716,220  AT&T Corp./Liberty Media Group - Class A* .....       30,891,960
       163,785  Grupo Televisa S.A. (GDR)* ....................        8,864,863

                                                                      39,756,823

Cable Television - 1.5%
       605,220  Comcast Corp. - Special Class A* ..............       24,662,715

Casino Hotels - 3.5%
     3,417,200  Park Place Entertainment Corp.* ...............       43,569,300
     1,022,315  Station Casinos, Inc.* ........................       16,484,829

                                                                      60,054,129

Cellular Telecommunications - 6.7%
     3,731,680  China Mobile, Ltd. (ADR)*,** ..................      114,282,700

Chemicals - Diversified - 2.4%
       438,120  E.I. du Pont de Nemours and Co. ...............  $    19,879,695
       765,735  Lyondell Chemical Co. .........................       11,007,441
       750,000  Solutia, Inc. .................................        9,562,500

                                                                      40,449,636

Chemicals - Specialty - 1.8%
       885,310  Cytec Industries, Inc.* .......................       30,653,859

Commercial Services - Financial - 1.8%
       407,515  Dun & Bradstreet Corp.* .......................        8,812,512
       815,030  Moody's Corp. .................................       21,445,477

                                                                      30,257,989

Computer Aided Design - 1.9%
     1,250,825  Cadence Design Systems, Inc.* .................       32,130,567

Computer Services - 1.5%
     1,000,000  Ceridian Corp.* ...............................       25,000,000

Computers - 4.5%
     1,483,050  Apple Computer, Inc.* .........................       29,012,166
       930,485  Gateway, Inc.* ................................       48,022,331

                                                                      77,034,497

Cosmetics and Toiletries - 0.7%
       325,290  Gillette Co. ..................................       11,344,489

See Notes to Schedules of Investments.

48  Janus Equity Funds / October 31, 2000

                                                 Janus | Special Situations Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Diversified Operations - 4.0%
       100,380  Minnesota Mining and Manufacturing Co. ........  $     9,699,218
     1,022,566  Tyco International, Ltd. ......................       57,966,710

                                                                      67,665,928

Electric - Integrated - 0.5%
       300,000  Montana Power Co. .............................        8,475,000

Electronic Components - Semiconductors - 5.4%
     4,075,000  Advanced Micro Devices, Inc.* .................       92,196,875

Electronic Measuring Instruments - 0.1%
       100,000  Credence Systems Corp.* .......................        1,875,000

Finance - Investment Bankers/Brokers - 1.2%
       300,000  Merrill Lynch & Company, Inc. .................       21,000,000

Internet Brokers - 1.2%
     1,359,116  E*TRADE Group, Inc.* ..........................       19,792,127

Machine Tools and Related Products - 0.9%
       400,000  Black & Decker Corp. ..........................       15,050,000

Medical Products - 1.5%
       776,725  Becton, Dickinson and Co. .....................       26,020,288

Multimedia - 8.8%
        55,000  Corus Entertainment, Inc. - Class B* ..........        1,512,536
     1,185,051  Time Warner, Inc. .............................       89,957,221
     1,024,770  Viacom, Inc. - Class B* .......................       58,283,794

                                                                     149,753,551

Networking Products - 3.5%
     3,400,000  3Com Corp.* ...................................       60,350,000

Oil Companies - Exploration and Production - 0.9%
       160,445  Burlington Resources, Inc. ....................        5,776,020
     1,503,075  Magnum Hunter Resources, Inc.*,# ..............       10,333,641

                                                                      16,109,661

Oil Companies - Integrated - 5.7%
     1,293,240  Coastal Corp. .................................       97,558,793

Oil Refining and Marketing - 2.5%
     3,489,200  SK Corp. ......................................       42,025,207

Petrochemicals - 3.1%
     1,847,936  Reliance Industries, Ltd. .....................       11,961,583
     2,992,985  Reliance Industries, Ltd. (GDR) ...............       40,105,999

                                                                      52,067,582

Pipelines - 4.8%
       986,195  Enron Corp. ...................................       80,929,627

Printing - Commercial - 0.5%
       325,000  Valassis Communications, Inc.* ................        9,018,750

Publishing - Newspapers - 0.8%
       350,000  New York Times Co. - Class A ..................       12,862,500

Publishing - Periodicals - 0.7%
       916,900  Playboy Enterprises, Inc. - Class B* ..........       11,862,394

Recreational Centers - 2.8%
     1,887,600  Bally Total Fitness Holding Corp.*,# ..........       47,072,025

Retail - Apparel and Shoe - 1.8%
     1,184,990  Gap, Inc. .....................................       30,587,554

Retail - Discount - 0.2%
     1,052,650  Ames Department Stores, Inc.* .................        4,144,809

Retail - Office Supplies - 2.1%
     2,457,670  Staples, Inc.* ................................       35,021,798

Semiconductor Components/Integrated Circuits - 1.5%
       200,000  Linear Technology Corp. .......................  $    12,912,500
       200,000  Maxim Integrated Products, Inc.* ..............       13,262,500

                                                                      26,175,000

Telecommunication Services - 3.2%
     2,045,840  McLeodUSA, Inc. - Class A* ....................       39,382,420
       736,030  Winstar Communications, Inc.* .................       14,352,585

                                                                      53,735,005

Telephone - Integrated - 2.7%
       800,000  SBC Communications, Inc. ......................       46,150,000

Television - 2.4%
     1,347,500  SBS Broadcasting S.A.*,# ......................       40,256,563

Toys - 1.9%
     2,532,155  Mattel, Inc. ..................................       32,759,755

Web Hosting/Design - 1.1%
     2,823,445  PSINet, Inc.* .................................       18,793,556

Wireless Equipment - 1.4%
       434,048  Palm, Inc.* ...................................       23,248,696
--------------------------------------------------------------------------------
Total Common Stock (cost $1,440,889,297) ......................    1,659,551,023
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Retail - Discount - 0.1%
$    5,000,000  Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06 ..................        1,800,000

Web Hosting/Design - 0.3%
     9,485,000  PSINet, Inc., 11.00%
                   senior notes, due 8/1/09 ...................        4,576,512
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $7,853,422) .......................        6,376,512
--------------------------------------------------------------------------------
Preferred Stock - 1.9%
Telecommunication Services - 1.9%
        51,475  Winstar Communications, Inc. - Series F
                   convertible, 7.25% (cost $32,906,032) ......       32,300,562
--------------------------------------------------------------------------------
Warrants - 0%
Oil Companies - Exploration and Production - 0%
       551,025  Magnum Hunter Resources, Inc.
                   - expires 7/1/02 (cost $0)* ................          241,073
--------------------------------------------------------------------------------
Total Investments (total cost $1,481,648,751) - 99.9% .........    1,698,469,170
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.1% .        1,844,701
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 1,700,313,871
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  49

Janus | Special Situations Fund

Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             3.4%         $    57,966,710
Canada                                              0.1%               1,512,536
Hong Kong                                           6.7%             114,282,700
India                                               3.1%              52,067,582
Luxembourg                                          2.4%              40,256,563
Mexico                                              0.5%               8,864,863
South Korea                                         2.5%              42,025,207
United States++                                    81.3%           1,381,493,009
--------------------------------------------------------------------------------
Total                                             100.0%         $ 1,698,469,170

++Includes Short-Term Securities (81.3% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Hong Kong Dollar 3/16/01          110,200,000   $   14,164,160    $     (25,283)
Hong Kong Dollar 5/7/01           535,000,000       68,773,139         (691,218)
Hong Kong Dollar 5/10/01          290,000,000       37,278,898         (119,967)
--------------------------------------------------------------------------------
Total                                           $  120,216,197    $    (836,468)

See Notes to Schedules of Investments.

50  Janus Equity Funds / October 31, 2000

                                                    Janus | Strategic Value Fund

                                                                         [PHOTO]
                                                                    David Decker
                                                               portfolio manager

The past several months have been particularly volatile. A market correction at the end of April first sparked the uncertainty. After a brief rally in June and July, signs of a softening economy triggered another correction in late August. Most recently, this volatility has been compounded by uncertainty surrounding the presidential elections. While Janus Strategic Value Fund avoided some of the upheaval of the past few months, its performance nonetheless suffered. For the eight-month period since the Fund's inception on February 29, 2000, the Fund returned 12.90% while its benchmark, the S&P 500 Index, was up 5.38% for the same period ended October 31, 2000.(1)

The goal of the Fund is to invest in companies that exhibit excellent appreciation potential with limited downside risk. While some segments of the market proved particularly painful, those same segments provided some wonderful investment opportunities that we believe well position the Fund in the coming years. In other words, upheaval and uncertainty create opportunity for those willing to embrace it. The worst time to run for cover is when the market is on the verge of giving away great companies at hugely discounted prices. Although we are sometimes early in taking advantage of these opportunities, it is important to remember that short-term dislocations in the market are common and should not cloud long-term thinking.

Looking back on the individual performances of many of our holdings, there were several excellent performers, including Coastal Corp., SBC Corp., 3Com, Cadence Design and Johnson & Johnson. However, there were also a number of disappointments, such as Apple Computer, Advanced Micro Devices, and Valassis Communications.

The first company I would like to highlight is Apple. We purchased Apple in Janus Strategic Value Fund after the stock declined in the April sell-off. Given its depressed stock price and the exciting prospects that lay ahead for the company, we felt that the tradeoff between risk and reward was favorable. As it turned out, Apple's launch of its new G4 Cube was not as successful as anticipated, and its core iMac line suffered as well. In September the company announced an earnings shortfall, and the stock lost 60% of its market value, which significantly impacted the Fund's performance. In retrospect the risk/reward was not in our favor as we clearly overestimated the success of the new product introduction.

Another holding that disappointed us was semiconductor maker Advanced Micro Devices (AMD). We bought this stock because we believed (and still do) that the competitive situation with rival Intel has changed now that AMD offers high-end products that match, and in many cases exceed, the performance of Intel. Nonetheless, the recognition by many personal computer (PC) makers that the PC market was slowing in the second half of the year, compounded by a recent earnings miss by Intel, caused the stock to lose more than half of its market value. AMD, for its part, has not experienced an earnings shortfall and continues to report excellent results. We believe our thesis on AMD is correct and took

                                                        (continued on next page)

Portfolio Profile                                               October 31, 2000
--------------------------------------------------------------------------------
Equities                                                                   99.8%
   Foreign                                                                 11.4%
      European                                                              2.0%
Number of Stocks                                                              65
Top 10 Equities (% of Assets)                                              38.1%
Cash, Cash Equivalents &
   Fixed-Income Securities                                                  0.2%
--------------------------------------------------------------------------------

Top 5 Industries                                               October 31, 2000
--------------------------------------------------------------------------------
Diversified Operations                                                     10.7%
Oil Companies - Integrated                                                  7.5%
Telephone - Integrated                                                      7.2%
Automotive - Truck Parts and Equipment                                      4.1%
Casino Hotels                                                               3.7%
--------------------------------------------------------------------------------

Top 10 Equity Holdings                                          October 31, 2000
--------------------------------------------------------------------------------
Coastal Corp.                                                               7.5%
SBC Communications, Inc.                                                    5.7%
Tyco International, Ltd.                                                    4.6%
Advanced Micro Devices, Inc.                                                3.4%
3Com Corp.                                                                  3.4%
Danaher Corp.                                                               3.1%
Minnesota Mining and Manufacturing Co.                                      3.0%
Park Place Entertainment Corp.                                              2.7%
Cadence Design Systems, Inc.                                                2.4%
Colgate-Palmolive Co.                                                       2.3%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  51
advantage of the severe correction in the stock to add to our position.

Meanwhile, Coastal Corp. and SBC Communications were important contributors to the Fund's performance. Coastal will soon merge with El Paso Gas. The two energy companies continue to execute very well, and we believe that when combined, the new company will provide an attractive balance of risk and reward. El Paso plans to discuss its telecommunications strategy in early February, a strategy we believe will unlock significant value. In the case of SBC, its stock came under pressure when investors became concerned that this diversified telecommunications company would be unable to achieve its own aggressive targets for DSL penetration. From our perspective it was a timing issue, and we believe the company is doing an excellent job of penetrating the market. Its stock has since rebounded strongly as the company's DSL, wireless and long distance strategies continue to perform well.

From our perspective the most important aspect of value investing is measuring risk with reward. While we are sometimes wrong, as in the case with Apple, in general we have been successful in that effort, which has contributed to solid performance in what has been an extremely volatile market. Going forward, we are optimistic about our ability to find value both domestically and abroad irrespective of the general condition of the broader market.

Thank you again for your continued support of Janus Strategic Value Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Strategic Value Fund ($11,290) as compared to the S&P 500 Index ($10,538).

Cumulative Total Return
for the period ended October 31, 2000
Since 2/29/00*, 12.90%

Janus Strategic Value Fund - $11,290

S&P 500 Index - $10,538

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

The Fund buys stock in overlooked or underappreciated companies of any size, in any sector. Overlooked and underappreciated stocks present special risks.

A fund's performance for very short time periods may not be indicative of future performance.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount     Market Value
--------------------------------------------------------------------------------
Common Stock - 97.7%
Aerospace and Defense - 0.3%
       128,915  Boeing Co. ....................................  $     8,742,048

Apparel Manufacturers - 0.7%
       500,000  Liz Claiborne, Inc. ...........................       21,250,000

Automotive - Truck Parts and Equipment - 4.1%
     3,677,015  Delphi Automotive Systems Corp. ...............       57,683,173
     1,526,975  Lear Corp.* ...................................       41,610,069
       700,000  TRW, Inc. .....................................       29,400,000

                                                                     128,693,242

Broadcast Services and Programming - 0.5%
       800,000  AT&T Corp./Liberty Media Group - Class A* .....       14,400,000

Building Products - Cement and Aggregate - 1.5%
     2,165,425  Cemex S.A. (ADR) ..............................       45,744,603

Cable Television - 1.6%
     1,256,430  Comcast Corp. - Special Class A ...............       51,199,523

Casino Hotels - 3.7%
     6,701,730  Park Place Entertainment Corp.* ...............       85,447,058
     1,800,000  Station Casinos, Inc.* ........................       29,025,000

                                                                     114,472,058

Chemicals - Diversified - 3.2%
     1,044,635  E.I. du Pont de Nemours and Co. ...............       47,400,313
     2,864,330  Lyondell Chemical Co. .........................       41,174,744
       800,000  Solutia, Inc. .................................       10,200,000

                                                                      98,775,057

Chemicals - Specialty - 1.0%
       900,000  Cytec Industries, Inc.* .......................  $    31,162,500

Commercial Services - 0.6%
       600,000  Iron Mountain, Inc.* ..........................       20,287,500

Commercial Services - Financial - 1.7%
       735,612  Dun & Bradstreet Corp.* .......................       15,907,609
     1,471,225  Moody's Corp. .................................       38,711,608

                                                                      54,619,217

Computer Aided Design - 2.4%
     2,984,985  Cadence Design Systems, Inc.* .................       76,676,802

Computer Services - 2.0%
     2,551,440  Ceridian Corp.* ...............................       63,786,000

Computers - 2.6%
     1,300,000  Apple Computer, Inc.* .........................       25,431,250
     1,080,925  Gateway, Inc.* ................................       55,786,539

                                                                      81,217,789

Containers - Paper and Plastic - 1.2%
     2,500,000  Packaging Corp. of America* ...................       36,718,750

Cosmetics and Toiletries - 2.6%
     1,200,000  Colgate-Palmolive Co. .........................       70,512,000
       325,290  Gillette Co. ..................................       11,344,489

                                                                      81,856,489

Diversified Financial Services - 0.5%
       300,000  Citigroup, Inc. ...............................       15,787,500

See Notes to Schedules of Investments.

52  Janus Equity Funds / October 31, 2000

                                                    Janus | Strategic Value Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount     Market Value
--------------------------------------------------------------------------------
Diversified Operations - 10.7%
     1,525,730  Danaher Corp. .................................  $    96,311,706
       974,710  Minnesota Mining and Manufacturing Co. ........       94,181,354
     2,550,000  Tyco International, Ltd. ......................      144,553,125

                                                                     335,046,185

Electric - Integrated - 1.3%
     1,500,000  Montana Power Co. .............................       42,375,000

Electronic Components - Semiconductors - 3.4%
     4,700,000  Advanced Micro Devices, Inc.* .................      106,337,500

Electronic Safety Devices - 0.5%
     3,613,950  Williams PLC ..................................       17,317,807

Finance - Consumer Loans - 0%
        21,160  Household International, Inc. .................        1,064,612

Finance - Credit Card - 1.8%
       937,710  American Express Co. ..........................       56,262,600

Finance - Investment Bankers/Brokers - 3.0%
       200,000  J.P. Morgan & Company, Inc. ...................       33,100,000
       850,000  Merrill Lynch & Company, Inc. .................       59,500,000

                                                                      92,600,000

Food - Retail - 0.1%
       150,000  Albertson's, Inc. .............................        3,553,125

Life and Health Insurance - 0.6%
       562,500  John Hancock Financial Services, Inc.* ........       17,789,063

Machinery - Construction and Mining - 0.7%
     1,718,465  Terex Corp.*,# ................................       21,158,600

Medical - Outpatient and Home Medical Care - 0.7%
     1,113,095  Apria Healthcare Group, Inc.* .................       22,261,900

Medical Products - 2.2%
     1,501,330  Becton, Dickinson and Co. .....................       50,294,555
       200,000  Johnson & Johnson .............................       18,425,000

                                                                      68,719,555

Money Center Banks - 1.5%
       808,725  Bank of New York Company, Inc. ................       46,552,233

Multimedia - 0.7%
       300,000  Time Warner, Inc. .............................       22,773,000

Networking Products - 3.4%
     5,955,900  3Com Corp.* ...................................      105,717,225

Oil Companies - Exploration and Production - 2.3%
       602,120  Anadarko Petroleum Corp. ......................       38,565,786
       901,120  Burlington Resources, Inc. ....................       32,440,320

                                                                      71,006,106

Oil Companies - Integrated - 7.5%
     3,094,295  Coastal Corp. .................................      233,425,879

Oil Refining and Marketing - 2.2%
     5,604,200  SK Corp. ......................................       67,499,045

Petrochemicals - 1.7%
     4,176,922  Reliance Industries, Ltd. .....................       27,036,977
     1,882,342  Reliance Industries, Ltd. (GDR)+ ..............       25,223,383

                                                                      52,260,360

Pipelines - 3.1%
       637,085  Enron Corp. ...................................       52,280,788
     1,122,670  Kinder Morgan, Inc. ...........................       43,292,962

                                                                      95,573,750

Printing - Commercial - 1.1%
     1,216,375  Valassis Communications, Inc.* ................       33,754,406

Publishing - Newspapers - 2.1%
     1,776,500  New York Times Co. - Class A ..................       65,286,375

Recreational Centers - 0.4%
       500,000  Bally Total Fitness Holding Corp.* ............  $    12,468,750

Retail - Apparel and Shoe - 1.9%
     2,321,875  Gap, Inc. .....................................       59,933,398

Retail - Discount - 2.3%
     1,301,770  Ames Department Stores, Inc.* .................        5,125,719
     2,487,840  TJX Companies, Inc. ...........................       67,793,640

                                                                      72,919,359

Retail - Office Supplies - 1.6%
     3,512,876  Staples, Inc.* ................................       50,058,483

Telephone - Integrated - 7.2%
     3,100,000  SBC Communications, Inc. ......................      178,831,250
       862,265  Telefonos de Mexico S.A. (ADR) ................       46,508,418

                                                                     225,339,668

Television - 1.4%
     1,526,420  SBS Broadcasting S.A.* ........................       45,601,798

Toys - 1.7%
     4,064,320  Mattel, Inc. ..................................       52,582,140

Web Hosting/Design - 0.4%
     1,974,455  PSINet, Inc.* .................................       13,142,466
--------------------------------------------------------------------------------
Total Common Stock (cost $2,843,482,957) ......................    3,055,769,466
--------------------------------------------------------------------------------
Corporate Bonds - 0.1%
Retail - Discount - 0.1%
$    7,000,000  Ames Department Stores, Inc., 10.00%
                   senior notes, due 4/15/06
                   (cost $3,109,642) ..........................        2,520,000
--------------------------------------------------------------------------------
Preferred Stock - 2.1%
Telecommunication Services - 2.1%
       104,713  Winstar Communications, Inc. - Series F
                   convertible, 7.25% (cost $64,347,687) ......       65,707,408
--------------------------------------------------------------------------------
Repurchase Agreement - 0.5%
$   16,300,000  Morgan Stanley Dean Witter & Co., 6.62%
                   dated 10/31/00, maturing 11/1/00,
                   to be repurchased at $16,302,997
                   collateralized by $4,223,272 in
                   Short-Term Corporate Notes, 0%-6.60%,
                   11/16/00-1/25/01, A-1 - A-1+;
                   $54,062,782 in U.S. Government
                   Agencies, 0%-9.50%, 11/25/07-11/1/30;
                   with respective values of $4,191,335
                   and $12,441,896 (cost $16,300,000) .........       16,300,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,927,240,286) - 100.4% ........    3,140,296,874
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.4%)     (13,348,659)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 3,126,948,215
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             4.6%         $   144,553,125
India                                               1.7%              52,260,359
Luxembourg                                          1.5%              45,601,798
Mexico                                              2.9%              92,253,022
South Korea                                         2.1%              67,499,045
United Kingdom                                      0.6%              17,317,807
United States++                                    86.6%           2,720,811,718
--------------------------------------------------------------------------------
Total                                             100.0%         $ 3,140,296,874

++Includes Short-Term Securities (86.1% excluding Short-Term Securities)

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  53

Janus | Twenty Fund (closed to new investors)

[PHOTO]
Scott Schoelzel
portfolio manager

For the 12-month period ended October 31, 2000, Janus Twenty Fund gained 7.40%. This compares with the 6.08% return posted by the S&P 500 Index.(1) Although these numbers are respectable, they mask the sharp downturn we have experienced since Labor Day 2000. Between that time and the writing of this letter in late November, the Fund has lost slightly more than 20% of its value.

Three prominent themes in my 1997, 1998 and 1999 letters to Janus Twenty Fund shareholders were based on my belief that a) the outsized returns we enjoyed in these years would not be sustainable, b) it is important to maintain a three- to five-year investment time horizon when investing in the Fund, and c) the markets were going to be increasingly volatile. 2000 has embodied all of these characteristics and much, much more.

From the beginning, I have believed that in order to be a successful investor you have to start with a point of view that shapes the basic framework for your investment philosophy. I know this sounds pretty common-sensical, but it is not as prevalent as you might think in the professional money management ranks. Many institutions are fixated on their performance relative to the S&P 500 (or some other index) and have spawned cultures and investment philosophies that can best be described as "closet indexers." Their charge is to build portfolios that look almost identical to the indices, while adding a few investments they believe will provide them with a modest return over their respective benchmarks. At Janus, our view has always been different, and so have our results.

Our funds are built from the ground up, one stock at a time. We begin by intuitively and intelligently thinking about the future of the products and services more businesses and consumers are using with greater frequency on a daily basis. We travel the globe and meet with thousands of management teams in an effort to assess the elements of success. Everything from the quantitative analysis of the income statement, balance sheet and returns on capital to the qualitative lessons we have learned while navigating the financial markets over this past decade comes into play. Through thick and thin, this basic process has worked wonders and remains quite consistent.

Our view is that we are still in the early stages of an "e-volution" in fields as diverse as communications, biotechnology, financial services, media and retailing. Although the way we live, learn, educate and entertain has changed in very profound ways, we believe we are still in the initial phase of this metamorphosis.  Traditional  businesses  have  begun  to  embrace  many  of  the techniques of these e-pioneers, and we expect this to continue at an accelerating rate. This viewpoint has shaped this Fund, and my bias is to continue to invest in fast-growing, high-margin, slightly higher-P/E companies we believe are addressing today's open-ended opportunities and are run by managers in which we have the greatest confidence. During the period, companies that met this criteria included America Online, EMC, Palm, Millennium Pharmaceuticals, Aether Systems, Level 3 Communications, Goldman Sachs, Nokia, General Electric, Home Depot, Cisco Systems and VeriSign, to name a few.

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     91.7%                         83.4%
   Foreign                                   18.2%                         14.7%
Top 20 Equities (% of Assets)                78.4%                         72.7%
Top 10 Equities (% of Assets)                61.3%                         52.0%
Number of Stocks                                38                            37
Cash, Cash Equivalents &
   Fixed-Income Securities                    8.3%                         16.6%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Computers                                    12.1%                          9.7%
Telecommunication Equipment                  11.9%                          8.7%
Networking Products                           9.7%                          6.2%
Computers - Memory Devices                    7.1%                          3.1%
Web Portals/Internet
   Service Provider                           6.7%                            --
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Sun Microsystems, Inc.                       12.1%                          6.2%
Nokia Oyj (ADR)                              10.6%                          7.7%
Cisco Systems, Inc.                           8.4%                          6.2%
EMC Corp.                                     7.1%                          3.1%
America Online, Inc.                          6.0%                          8.0%
Time Warner, Inc.                             5.2%                          4.3%
General Electric Co.                          4.7%                          4.0%
American International Group, Inc.            2.7%                          3.1%
Sprint Corp./PCS Group                        2.3%                          3.5%
Telefonos de Mexico S.A. (ADR)                2.2%                          1.8%
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

54  Janus Equity Funds / October 31, 2000

Naturally, we have and will continue to make our fair share of mistakes. As the saying goes, the only problem with investing is that it requires some discussion of the future. Compounding the challenge of investing in today's financial markets is the tremendous increase in volatility. The average daily fluctuation in the Nasdaq this year is just shy of 3%! Historically, the number has been around 0.67%.

Finally, we have made some of our largest investment gains by holding a stock for many years, enduring a reasonable amount of volatility along the way, but never taking our eye off the long-term prize. Going forward, I expect this to become more difficult. With volatility on the rise and information from the companies becoming more restrained as a result of the SEC's adoption of Regulation Fair Disclosure, the markets will become less efficient. Therefore, I expect to be more opportunistic going forward, taking advantage of a few of the trading possibilities that these inefficiencies may present. I feel confident we can capitalize on these opportunities because of the incredible job our analysts do keeping abreast of change in even the most dynamic industries.

Thank you for your continued confidence in Janus Twenty Fund. It has been a particularly difficult period. Nevertheless, we have seen and successfully navigated difficult markets before, and I am confident that our investment process is sound and that our analysts and portfolio managers are poised to capitalize on the opportunities ahead.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Twenty Fund and the S&P 500 Index. Janus Twenty Fund is represented by a shaded area of green. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2000. The upper right quadrant reflects the ending value of the hypothetical investment in Janus Twenty Fund ($188,050) as compared to the S&P 500 Index ($120,890).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 7.40%
Five Year, 32.91%
Ten Year, 26.05%
Since 4/30/85*, 20.83%

Janus Twenty Fund - $188,050

S&P 500 Index - $120,890

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Concentration may lead to a greater price volatility.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 91.7%
Applications Software - 0.3%
     1,550,970  Microsoft Corp.* ..............................  $   106,823,059

Audio and Video Products - 1.7%
     6,561,500  Sony Corp. ....................................      524,024,442

Cellular Telecommunications - 6.2%
    11,952,070  Nextel Communications, Inc. - Class A* ........      459,407,691
        17,440  NTT DoCoMo, Inc. ..............................      429,665,701
    19,000,425  Sprint Corp./PCS Group* .......................      724,391,203
     7,327,485  Vodafone Group PLC (ADR) ......................      311,876,080

                                                                   1,925,340,675

Computers - 12.1%
    33,945,030  Sun Microsystems, Inc.* .......................    3,763,655,201

Computers - Memory Devices - 7.1%
    24,647,320  EMC Corp.* ....................................    2,195,151,938

Diversified Financial Services - 0.8%
     3,000,000  Morgan Stanley Dean Witter & Co. ..............      240,937,500

Diversified Operations - 4.7%
    26,746,620  General Electric Co. ..........................    1,466,049,109

E-Commerce/Services - 0.4%
    11,000,000  WebMD Corp.*,ss.,# ............................      116,991,930

Electric - Integrated - 1.1%
     3,862,440  Duke Energy Corp. .............................      333,859,658

Electronic Components - Semiconductors - 1.4%
     8,826,070  Texas Instruments, Inc. .......................      433,029,059

Finance - Credit Card - 1.7%
     8,946,000  American Express Co. ..........................  $   536,760,000

Finance - Investment Bankers/Brokers - 1.9%
     5,819,060  Goldman Sachs Group, Inc. .....................      580,814,926

Internet Security - 0.8%
     1,968,136  VeriSign, Inc.* ...............................      259,793,952

Medical - Biomedical and Genetic - 2.0%
     2,088,640  Genentech, Inc.* ..............................      172,312,800
     3,022,500  Human Genome Sciences, Inc.* ..................      267,160,664
     2,619,935  Millennium Pharmaceuticals, Inc.* .............      190,109,034

                                                                     629,582,498

Medical - Drugs - 2.0%
    14,023,060  Pfizer, Inc. ..................................      605,620,904

Multi-Line Insurance - 2.7%
     8,688,607  American International Group, Inc. ............      851,483,486

Multimedia - 5.2%
    21,367,698  Time Warner, Inc. .............................    1,622,021,955

Networking Products - 9.7%
     3,489,545  3Com Corp.* ...................................       61,939,424
    48,612,320  Cisco Systems, Inc.* ..........................    2,618,988,740
     1,611,550  Juniper Networks, Inc.* .......................      314,252,250

                                                                   2,995,180,414

Retail - Building Products - 1.2%
     8,451,170  Home Depot, Inc. ..............................      363,400,310

Satellite Telecommunications - 2.0%
    19,602,325  General Motors Corp. - Class H* ...............      635,115,330

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  55

Janus | Twenty Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Equipment - 11.9%
    77,030,480  Nokia Oyj (ADR) ...............................  $ 3,293,053,020
     8,793,620  Nortel Networks Corp. - New York Shares .......      400,109,710

                                                                   3,693,162,730

Telecommunication Equipment - Fiber Optics - 1.4%
     2,500,000  CIENA Corp.* ..................................      262,812,500
     2,230,010  Corning, Inc. .................................      170,595,765

                                                                     433,408,265

Telecommunication Services - 1.3%
     8,459,475  Level 3 Communications, Inc.* .................      403,411,214

Telephone - Integrated - 2.2%
    12,750,410  Telefonos de Mexico S.A. (ADR) ................      687,725,239

Web Hosting/Design - 0.7%
     6,184,780  Exodus Communications, Inc.* ..................      207,576,679

Web Portals/Internet Service Provider - 6.7%
    36,751,632  America Online, Inc.* .........................    1,853,384,802
     3,680,210  Yahoo!, Inc.* .................................      215,752,311

                                                                   2,069,137,113

Wireless Equipment - 2.5%
     1,673,620  Aether Systems, Inc.* .........................      134,935,613
    11,677,520  Palm, Inc.* ...................................      625,477,165

                                                                     760,412,778
--------------------------------------------------------------------------------
Total Common Stock (cost $16,339,326,965) .....................   28,440,470,364
--------------------------------------------------------------------------------
Corporate Bonds - 1.0%
Cable Television - 0.5%
$  191,000,000  Charter Communications Holdings L.L.C.
                   8.625%, senior notes, due 4/1/09 ...........      171,900,000

Telecommunication Services - 0.5%
   190,000,000  Level 3 Communications, Inc., 9.125%
                   senior notes, due 5/1/08 ...................      153,425,000
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $379,846,438) .....................      325,325,000
--------------------------------------------------------------------------------
Money  Market - 0.2%
                Janus Government Money Market Fund
    50,000,000     6.63% (cost $50,000,000) ...................       50,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.8%
                Comerica Bank, Detroit:
    10,000,000     6.47%, 11/8/00 .............................        9,987,420
    80,000,000     6.42%, 1/2/01 ..............................       79,102,400
                Deutsche Bank  A.G.
    50,000,000     6.53%, 1/19/01 .............................       49,289,000
                Wells Fargo & Co.
   100,000,000     6.43%, 12/22/00 ............................       99,089,083
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $237,475,483) ..........      237,467,903
--------------------------------------------------------------------------------
Time Deposits - 1.9%
                Societe Generale, New York
   300,000,000     6.53125%, 11/1/00 ..........................      300,000,000
                SunTrust Bank EDT
   282,900,000     6.5625%, 11/1/00 ...........................      282,900,000
--------------------------------------------------------------------------------
Total Time Deposits (cost $582,900,000) .......................      582,900,000
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.5%
                Fannie Mae:
$   50,000,000     6.32%, 12/4/00 .............................  $    49,710,333
    25,000,000     6.36%, 12/11/00 ............................       24,823,333
                Federal Farm Credit Bank:
    25,000,000     6.34%, 11/16/00 ............................       24,933,958
   100,000,000     6.39%, 1/4/01 ..............................       98,875,000
   100,000,000     6.39%, 1/5/01 ..............................       98,875,000
                Federal Home Loan Bank System:
    50,000,000     6.36%, 11/3/00 .............................       49,982,333
    25,000,000     6.42%, 11/6/00 .............................       24,977,708
   150,000,000     6.35%, 11/14/00 ............................      149,656,042
    50,000,000     6.38%, 11/30/00 ............................       49,743,028
    50,000,000     5.98%, 12/8/00 .............................       49,692,694
    50,000,000     6.33%, 12/13/00 ............................       49,630,750
    50,000,000     6.31%, 12/15/00 ............................       49,614,389
    50,000,000     6.32%, 12/22/00 ............................       49,552,333
   120,000,000     6.34%, 12/28/00 ............................      118,795,400
    25,000,000     6.31%, 12/29/00 ............................       24,745,847
   100,000,000     6.38%, 1/2/01 ..............................       98,875,000
   100,000,000     6.36%, 1/12/01 .............................       98,708,000
    25,000,000     6.37%, 1/23/01 .............................       24,627,500
    50,000,000     6.32%, 2/5/01 ..............................       49,125,000
    50,000,000     6.34%, 2/6/01 ..............................       49,125,000
    50,000,000     6.33%, 2/20/01 .............................       48,999,000
    50,000,000     6.36%, 2/23/01 .............................       49,000,000
                Freddie Mac:
    25,000,000     6.37%, 11/13/00 ............................       24,946,917
    50,000,000     6.36%, 11/29/00 ............................       49,752,667
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,406,850,365) ..........    1,406,767,232
--------------------------------------------------------------------------------
Total Investments (total cost $18,996,399,251) - 100.1% .......   31,042,930,499
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.1%)     (34,664,884)
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $31,008,265,615
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Canada                                              1.3%         $   400,109,710
Finland                                            10.6%           3,293,053,020
Japan                                               3.1%             953,690,143
Mexico                                              2.2%             687,725,239
United Kingdom                                      1.0%             311,876,080
United States++                                    81.8%          25,396,476,307
--------------------------------------------------------------------------------
Total                                             100.0%         $31,042,930,499

++Includes Short-Term Securities (74.5% excluding Short-Term Securities)

See Notes to Schedules of Investments.

56  Janus Equity Funds / October 31, 2000

                                  Janus | Venture Fund (closed to new investors)

                                                                         [PHOTO]
                                                                   William Bales
                                                               portfolio manager

                                                                         [PHOTO]
                                                                Jonathan Coleman
                                                               portfolio manager

For the 12-month period ending October 31, 2000, Janus Venture Fund gained 3.79% compared to a gain of 17.41% for its benchmark, the Russell 2000 Index.(1)

After finishing 1999 on a high note, stock markets turned south in 2000. A number of factors, ranging from interest rate fears to concerns over soft corporate earnings to worries about stock market valuations, combined to increase investor uncertainty and undermine the market's positive momentum. As investors' risk aversion increased, many of our holdings lost significant value and have yet to rebound, resulting in our disappointing performance for the fiscal year.

One side effect of investors' rediscovered risk sensitivity was the evaporation of the previously liquid capital markets. In 1999 it was easy for companies to raise money, either by selling shares of stock to the public or by tapping the junk bond market. As investors' tolerance for risk decreased, companies needing to rely upon external sources of cash were punished in the marketplace. Perhaps no sectors were harder hit by this development than business-to-consumer (B2C) Internet stocks and alternative telecommunications services companies, many of which were not self-funding and instead depended on investors' optimistic generosity to operate.

Fortunately, we significantly reduced our exposure to B2C Internet stocks early in the period, and, in the process, avoided much of the carnage in that sector. However, our media stocks - particularly radio holdings such as Radio One and Westwood One - were indirectly victimized by the dot-com washout. Last year radio operators benefited tremendously from the rush by several Internet companies to establish a brand name with consumers. With their coffers brimming from their initial public offerings, B2C Internet companies flooded the airwaves with their marketing messages, thereby driving up advertising rates significantly as demand outstripped supply. Now that many of these dot-coms are out of cash, demand for radio advertisements has declined sharply, and radio stocks have been feeling the pinch.

Although we successfully navigated the B2C debacle, we weren't as perceptive about developments in the alternative telecommunication services sector. These companies have relied heavily on investors to fund their network buildouts. Now that the market is less willing to exchange cash for the outside chance of future profits, many of these businesses could be on the verge of bankruptcy. Our exposure to this area, however, was limited to companies such as Winstar Communications and Globix, both of which have demonstrated solid fundamental progress. Nevertheless, investors lumped what we believe are good companies in with the bad, and our overall showing suffered as a result.

Our exposure to companies such as Alpha Industries and TriQuint Semiconductor, which supply components to the wireless communications hardware industry, also hindered our results. This area came under pressure when two leading handset manufacturers lowered their near-term sales forecasts. We, however, chose to take a long-term view and maintained our position. Later this year new units should be introduced that will make wireless Web surfing a more user-friendly experience. Should these enhanced features result in an upgrade cycle, our holdings will be poised to benefit.

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     92.5%                         99.7%
   Foreign                                    6.1%                          6.3%
      European                                2.3%                          1.4%
Top 10 Equities (% of Assets)                29.5%                         26.1%
Number of Stocks                               101                           132
Cash, Cash Equivalents &
   Fixed-Income Securities                    7.5%                          0.3%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Telecommunication Equipment
   - Fiber Optics                             8.2%                            --
Medical - Biomedical
   and Genetic                                8.1%                          4.6%
Business To Business/E-Commerce               6.2%                            --
Radio                                         3.8%                          7.6%
Electronic Components
   - Semiconductors                           3.3%                          8.7%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
SDL, Inc.                                     5.9%                          4.0%
Enzon, Inc.                                   5.8%                          3.1%
PurchasePro.com, Inc.                         3.1%                            --
Insight Enterprises, Inc.                     2.8%                          0.9%
TMP Worldwide, Inc.                           2.5%                          1.1%
Informatica Corp.                             2.1%                          1.3%
Alpha Industries, Inc.                        1.9%                          1.8%
Commerce One, Inc.                            1.8%                          2.7%
Investors Financial Services Corp.            1.8%                          0.9%
Symyx Technologies, Inc.                      1.8%                           --
--------------------------------------------------------------------------------

(1)  Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  57

Meanwhile, many of our holdings also performed exceptionally well over the past year, notably our business-to-business (B2B) Internet stocks. Unlike their B2C counterparts, whose business models create a questionable amount of economic value and whose future profitability is in doubt, many B2B companies will be in the black next year. B2B leaders, such as PurchasePro.com and Commerce One, contributed positively to the Fund's results. Both represent the next generation of electronic data interchange (EDI), a 20-year old business practice that uses technology to increase the efficiency of interaction between companies. The difference between these B2B offerings and EDI is that today's superior technology, along with the proliferation of the Internet, has forced many companies to participate or perish. Furthermore, many of the services and exchanges provided by B2B companies offer participants significant cost savings.

As we look ahead, we remain optimistic about the prospects for our holdings. With a moderating economy potentially resulting in slower corporate profit growth, we have entered a true stock-pickers' market. Although volatility in the broader market will likely intensify as investors reevaluate the prospects of their holdings against this backdrop, our research suggests the fundamentals of our companies remain widely underappreciated. Granted, the market will do as it pleases, but we believe our investments possess attractive potential over the next three to five years.

Thank you for your continued investment in Janus Venture Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Venture Fund and the Russell 2000 Index. Janus Venture Fund is represented by a shaded area of green. The Russell 2000 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, April 30, 1985, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Venture Fund ($137,613) as compared to the Russell 2000 Index ($57,110).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 3.79%
Five Year, 20.37%
Ten Year, 19.94%
Since 4/30/85*, 18.42%

Janus Venture Fund - $137,613

Russell 2000 Index - $57,110

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

This Fund has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks. The Fund may not experience similar performance in the future.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 91.3%
Advertising Sales - 1.5%
       600,000  Lamar Advertising Co.* ........................  $    28,800,000

Advertising Services - 0.7%
       406,190  Getty Images, Inc.* ...........................       12,896,532

Applications Software - 1.2%
       289,895  Quest Software, Inc.* .........................       12,664,788
       266,875  Resonate, Inc.* ...............................       11,308,828

                                                                      23,973,616

Broadcast Services and Programming - 1.7%
       537,335  Clear Channel Communications, Inc.* ...........       32,273,683

Business To Business/E-Commerce - 6.2%
       552,956  Commerce One, Inc.* ...........................       35,492,863
     2,179,175  PurchasePro.com, Inc.* ........................       58,837,725
       900,650  VerticalNet, Inc.* ............................       25,119,691

                                                                     119,450,279

Cable Television - 1.5%
       652,081  Cogeco Cable, Inc.** ..........................       14,495,566
       760,044  Moffat Communications, Ltd.*,** ...............       13,586,113

                                                                      28,081,679

Casino Hotels - 1.4%
     1,213,665  Park Place Entertainment Corp.* ...............       15,474,229
       743,892  Station Casinos, Inc.* ........................       11,995,258

                                                                      27,469,487

Cellular Telecommunications - 0.1%
       194,650  Airspan Networks, Inc.*,** ....................  $     1,064,492
        13,706  Crown Castle International Corp. ..............          415,465

                                                                       1,479,957

Chemicals - Specialty - 1.8%
       727,765  Symyx Technologies, Inc.* .....................       34,341,411

Commercial Banks - 1.8%
       492,860  Investors Financial Services Corp. ............       35,331,901

Commercial Services - 0.5%
       304,075  Iron Mountain, Inc.* ..........................       10,281,536

Computer Services - 0.1%
       282,940  Tanning Technology Corp.* .....................        1,525,223

Computers - Integrated Systems - 0.6%
       136,990  McData Corp. - Class B* .......................       11,419,401

Computers - Peripheral Equipment - 0%
        48,430  Media 100, Inc.*,# ............................          478,246

Consulting Services - 1.3%
       283,105  Professional Detailing, Inc.* .................       25,090,181

Decision Support Software - 1.6%
       360,190  NetIQ Corp.* ..................................       31,021,364

Direct Marketing - 0.2%
       493,990  Key3Media Group, Inc.* ........................        4,692,905

E-Commerce/Services - 2.5%
       678,580  TMP Worldwide, Inc.* ..........................       47,235,530

See Notes to Schedules of Investments.

58  Janus Equity Funds / October 31, 2000

                                                            Janus | Venture Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
E-Services/Consulting - 2.1%
       552,615  IntraNet Solutions, Inc.* .....................  $    25,696,598
       843,935  Scient Corp.* .................................       15,190,830

                                                                      40,887,428

Electric - Integrated - 0.8%
       648,195  Avista Corp. ..................................       14,543,875

Electronic Components - 0.6%
       287,265  Methode Electronics, Inc. - Class A* ..........       10,808,346

Electronic Components - Semiconductors - 3.3%
       926,250  Alpha Industries, Inc. ........................       36,934,219
       196,490  Microtune, Inc.* ..............................        5,526,281
       296,385  Pixelworks, Inc.* .............................        9,873,325
       544,515  Virata Corp.* .................................       10,549,978

                                                                      62,883,803

Enterprise Software/Services - 2.1%
        77,670  AvantGo, Inc.* ................................          764,564
       425,975  Informatica Corp.* ............................       40,254,638

                                                                      41,019,202

Health Care Cost Containment - 0.5%
       232,620  First Health Group Corp.* .....................        9,072,180

Instruments - Controls - 0.9%
       379,325  Mettler-Toledo International, Inc.* ...........       17,709,736

Instruments - Scientific - 1.0%
       593,260  Dionex Corp.* .................................       19,243,871

Internet Applications Software - 0.9%
       700,000  Liberate Technologies, Inc.* ..................       13,343,750
       219,965  Tumbleweed Communications Corp.* ..............        3,766,901

                                                                      17,110,651

Internet Connectivity Services - 1.2%
       301,205  NDS Group PLC (ADR)*,** .......................       22,590,375

Internet Content - 0.3%
       290,760  internet.com Corp.* ...........................        6,051,442

Internet Infrastructure Software - 1.5%
       290,105  724 Solutions, Inc. - New York Shares*,** .....        7,887,230
       431,361  Retek, Inc.* ..................................       17,011,799
       183,510  Selectica, Inc.* ..............................        4,840,076

                                                                      29,739,105

Medical - Biomedical and Genetic - 8.1%
       319,805  Arena Pharmaceuticals, Inc.* ..................       11,173,187
     1,559,280  Enzon, Inc.*,# ................................      111,098,700
       203,030  PE Corp./Celera Genomics Group* ...............       13,704,525
       461,100  QIAGEN N.V.*,** ...............................       19,884,938

                                                                     155,861,350

Medical - Drugs - 2.3%
       330,945  Celgene Corp.* ................................       21,304,584
       343,360  Cubist Pharmaceuticals, Inc.* .................       14,753,750
       159,650  Priority Healthcare Corp.* ....................        8,581,188

                                                                      44,639,522

Medical - Outpatient and Home Medical Care - 0.9%
       901,270  Apria Healthcare Group, Inc.* .................       18,025,400

Medical Products - 1.3%
       500,000  Cerus Corp.*,ss ...............................       25,423,125

Multimedia - 1.2%
     1,313,110  Entravision Communications Corp.* .............       23,225,633

Music/Clubs - 0.6%
     2,604,200  Corporacion Interamericana de
                   Entretenimiento S.A. - Class B*,** .........  $    11,755,381

Network Software - 0.5%
       323,630  OTG Software, Inc* ............................       10,194,345

Networking Products - 0.8%
       247,735  Black Box Corp.* ..............................       16,319,543

Pharmacy Services - 1.0%
       438,580  Accredo Health, Inc.* .........................       18,968,585

Power Converters and Power Supply Equipment - 1.7%
       318,920  Active Power, Inc.* ...........................       12,158,825
       335,555  Capstone Turbine Corp.* .......................       18,623,303
        58,740  Proton Energy Systems, Inc.* ..................        1,571,295

                                                                      32,353,423

Printing - Commercial - 1.3%
       918,717  Valassis Communications, Inc. .................       25,494,397

Professional Sports - 0.7%
       503,535  Championship Auto Racing Teams, Inc.* .........       12,525,433

Publishing - Periodicals - 0.5%
       715,475  Playboy Enterprises, Inc. - Class B* ..........        9,256,458

Radio - 3.7%
        91,760  Citadel Communications Corp.* .................        1,112,590
       692,765  Cox Radio, Inc. - Class A* ....................       15,760,404
       398,460  Entercom Communications Corp.* ................       15,614,651
       601,665  Radio One, Inc.* ..............................        4,775,716
     1,528,355  Radio One, Inc. - Class D* ....................       12,250,721
       284,070  Radio Unica Corp.* ............................        1,074,140
     1,027,345  Spanish Broadcasting System, Inc. - Class A* ..        9,246,105
       613,305  Westwood One, Inc.* ...........................       11,614,463

                                                                      71,448,790

Resorts and Theme Parks - 0.6%
       700,000  Six Flags, Inc. ...............................       10,937,500

Retail - Bedding - 0.7%
       407,055  Linens `N Things, Inc.* .......................       12,516,941

Retail - Computer Equipment - 2.8%
     1,640,790  Insight Enterprises, Inc.* ....................       53,325,691

Retail - Office Supplies - 0.8%
       958,820  School Specialty, Inc.*,# .....................       14,741,858

Retail - Restaurants - 0.4%
       194,730  P.F. Chang's China Bistro, Inc.* ..............        7,983,930

Schools - 1.0%
       484,730  Career Education Corp.* .......................       18,752,992

Semiconductor Components/Integrated Circuits - 2.2%
       477,380  Marvell Technology Group, Ltd.*,** ............       26,613,935
       427,665  TriQuint Semiconductor, Inc.* .................       16,384,915

                                                                      42,998,850

Software Tools - 0.3%
       496,695  Broadbase Software, Inc.* .....................        5,339,471

Telecommunication Equipment - 2.3%
       132,185  Cosine Communications, Inc.* ..................        4,370,367
       674,975  Natural MicroSystems Corp.* ...................       30,500,433
       459,815  Terayon Communication Systems, Inc.* ..........       10,288,361

                                                                      45,159,161

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  59

Janus | Venture Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Telecommunication Equipment - Fiber Optics - 8.2%
       110,945  Avanex Corp.* .................................  $    11,267,852
       574,965  Neon Communications, Inc.* ....................        6,935,515
       313,380  New Focus, Inc.* ..............................       19,899,630
       272,485  Oplink Communications, Inc.* ..................        6,641,822
       434,430  SDL, Inc.* ....................................      112,625,978

                                                                     157,370,797

Telecommunication Services - 1.9%
       571,992  CTC Communications Group, Inc.* ...............        5,523,298
       474,915  IDT Corp.* ....................................       16,978,211
       530,280  Pac-West Telecomm, Inc.* ......................        4,606,807
       499,762  Winstar Communications, Inc.* .................        9,745,359

                                                                      36,853,675

Television - 0.1%
       188,835  Acme Communications, Inc.* ....................        1,156,614

Therapeutics - 1.8%
       432,690  Abgenix, Inc.* ................................       34,128,424

Web Hosting/Design - 2.1%
     2,900,000  Globix Corp.*,# ...............................       29,362,500
     1,136,835  NaviSite, Inc.* ...............................       11,581,507

                                                                      40,944,007

Wireless Equipment - 1.6%
       599,465  SBA Communications Corp.* .....................       30,048,183
       119,080  Triton Network Sytems, Inc.* ..................          744,250

                                                                      30,792,433
--------------------------------------------------------------------------------
Total Common Stock (cost $1,231,729,094) ......................    1,755,996,674
--------------------------------------------------------------------------------
Corporate Bonds - 0.4%
Computer Services - 0.1%
$    3,230,000  Globix Corp., 12.50%
                   senior notes, due 2/1/10 ...................        1,776,500

Radio - 0.1%
     2,668,000  Radio One, Inc., 12.00%
                   company guaranteed notes, due 5/15/04(OMEGA)        2,761,380

Telecommunication Equipment - 0.2%
     2,840,000  Cyras Systems, Inc., 4.50%
                   convertible subordinated notes
                   due 8/15/05+ ...............................        3,067,200
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $8,478,115) .......................        7,605,080
--------------------------------------------------------------------------------
Preferred Stock - 1.2%
Cellular Telecommunications - 1.0%
       391,300  Crown Castle International Corp.
                   convertible, 6.25% .........................       19,173,700

Computer Software - 0.2%
       416,667  Plumtree Software, Inc. - Series Ess.,# .......        4,000,003
--------------------------------------------------------------------------------
Total Preferred Stock (cost $23,565,003) ......................       23,173,703
--------------------------------------------------------------------------------
Repurchase Agreements - 4.4%
$   80,000,000  Morgan Stanley Dean Witter & Co., 6.62%
                   dated 10/31/00, maturing 11/1/00,
                   to be repurchased at $80,014,711
                   collateralized by $20,727,717 in
                   Short-Term Corporate Notes, 0%-6.60%,
                   11/16/00-1/25/01, A-1 - A-1+;
                   $265,338,807 in U.S. Government
                   Agencies, 0%-9.50%, 11/25/07-11/1/30;
                   with respective values of $20,570,969
                   and $61,064,519 ............................  $    80,000,000
     4,500,000  State Street Bank and Trust, 5.25%
                   dated 10/31/00, maturing 11/1/00, to be
                   repurchased at $4,500,656 collateralized
                   by $4,615,000 in U.S. Treasury Notes,
                   5.875%, 10/31/01; with a value
                   of $4,594,809 ..............................        4,500,000
--------------------------------------------------------------------------------
Total Repurchase Agreements (cost $84,500,000) ................       84,500,000
--------------------------------------------------------------------------------
Short-Term Corporate Note - 2.1%
                Household Finance Corp.
    40,500,000     6.62%, 11/1/00
                   (amortized cost $40,500,000) ...............       40,500,000
--------------------------------------------------------------------------------
Total Investments (total cost $1,388,772,212) - 99.4% .........    1,911,775,457
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.6% .       10,873,750
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $ 1,922,649,207
--------------------------------------------------------------------------------


Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.4%         $    26,613,935
Canada                                              1.9%              35,968,909
Mexico                                              0.6%              11,755,381
Netherlands                                         1.0%              19,884,938
United Kingdom                                      1.2%              23,654,867
United States++                                    93.9%           1,793,897,427
--------------------------------------------------------------------------------
Total                                             100.0%         $ 1,911,775,457

++Includes Short-Term Securities (87.3% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
Canadian Dollar 5/7/01             23,000,000   $   15,170,503    $      443,889
--------------------------------------------------------------------------------
Total                                           $   15,170,503    $      443,889

See Notes to Schedules of Investments.

60  Janus Equity Funds / October 31, 2000

                                Janus | Worldwide Fund (closed to new investors)

                                                                         [PHOTO]
                                                               Helen Young Hayes
                                                               portfolio manager

                                                                         [PHOTO]
                                                                  Laurence Chang
                                                               portfolio manager

We are pleased to report that Janus Worldwide Fund returned 22.41% during the 12-month period ended October 31, 2000, strong performance that placed us well ahead of the 1.09% gain recorded by our benchmark, the Morgan Stanley Capital International World Index.(1) These results earned the Fund a top-quartile ranking for the year, placing it 35th out of 261 global growth funds tracked by Lipper, Inc., a leading mutual fund rating company. For the year, Janus Worldwide Fund finished in the top 13% of its peer group.(2)

Developments in the U.S. largely set the tone for worldwide markets during the year, with major markets in Europe and Asia generally following U.S. stocks higher during the first four months of the period. However, worldwide markets retreated in mid-March when sentiment turned against fast-growing stocks of the Nasdaq Composite Index. Rising energy prices, higher interest rates and fears that a slowdown in the U.S. economy would pressure corporate earnings then took over, keeping a lid on equities and forcing most major benchmarks into negative territory for the year. While most European markets ended the period mixed, dollar-based returns were lower due to the decline of the euro during the year. Japanese stocks mirrored the still-sluggish economy, with the Nikkei Index finishing near 18-month lows. In the emerging markets, Asian stocks were notably poor performers with some, such as Taiwan, trading near lows touched during the 1998 Asian crisis.

While many of the fast-growing sectors in which we participate were hit hard, a number of our companies held up well. Examples included JDS Uniphase, which manufactures components used in capacity-enhancing optical equipment increasingly being deployed by telecommunications companies worldwide. Other successes in the optical space included fiber-optic cable maker Corning of the U.S. and optical laser manufacturer Furukawa Electric of Japan. Although volatility in these stocks has increased markedly in recent weeks, all three companies managed to hold onto gains won earlier in the year and finished higher.

Israel's Check Point Software, which is rapidly emerging as a leader in Internet security software, also finished higher. A steep decline in technology-related shares that began in March made investors much more selective in deciding which Internet-related companies deserve funding and which do not. Some of the market's more speculative and overpriced companies fell substantially as a result, and many have yet to regain their footing. However, companies such as Check Point, with its proven market leadership, solid profitability and improving fundamentals, emerged from the correction relatively intact. During the year, a series of highly-publicized "hacker attacks" focused attention on the need for Web security. We believe security requirements will intensify as corporations expand their intranets and virtual private networks and as the Web becomes increasingly embedded as a transaction and communication tool for businesses globally. Check Point's solid performance during the period reflected these emerging trends.

                                                        (continued on next page)

Portfolio Profile                 October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Equities                                     93.5%                         92.0%
   Foreign                                   58.4%                         61.4%
      European                               30.7%                         35.0%
Top 10 Equities (% of Assets)                31.7%                         35.2%
Number of Stocks                               127                           112
Cash, Cash Equivalents &
   Fixed-Income Securities                    6.5%                          8.0%
--------------------------------------------------------------------------------

Top 5 Industries                  October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Cellular Telecommunications                  11.4%                         13.0%
Telecommunication Equipment                  10.7%                          9.3%
Diversified Operations                        5.4%                          5.7%
Telephone - Integrated                        4.7%                          3.5%
Medical - Drugs                               4.3%                          4.3%
--------------------------------------------------------------------------------

Top 5 Countries                   October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
United States                                41.1%                         38.8%
United Kingdom                                9.8%                          7.5%
Japan                                         9.7%                         15.7%
Finland                                       5.1%                          5.9%
France                                        4.8%                          4.4%
--------------------------------------------------------------------------------

Top 10 Equity Holdings            October 31, 2000              October 31, 1999
--------------------------------------------------------------------------------
Nokia Oyj                                     5.0%                          5.4%
Vodafone Group PLC                            4.3%                          2.0%
Cisco Systems, Inc.                           4.1%                          5.1%
NTT DoCoMo, Inc.                              3.7%                          6.7%
China Mobile, Ltd.                            3.4%                          2.4%
General Electric Co.                          2.6%                           --
Time Warner, Inc.                             2.5%                          2.6%
Telefonos de Mexico S.A. (ADR)                2.4%                          1.1%
Nortel Networks Corp. - New York Shares       2.0%                          1.2%
Telefonaktiebolaget L.M. Ericsson A.B         1.7%                          1.6%
--------------------------------------------------------------------------------

(1) Both returns include reinvested dividends and distributions. Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

(2) Lipper, Inc. defines a global fund as one that "invests at least 25% of its portfolio in securities traded outside the United States and may own U.S. securities as well." As of October 31, 2000, Janus Worldwide Fund ranked 35/261 for the 1-year period and 2/120 for the 5-year period. The ranking is based on total return, including reinvested dividends, distributions and capital gains for the stated period.

Past performance does not guarantee future results.

                                       Janus Equity Funds / October 31, 2000  61

At the same time, our wireless positions traded to a mixed finish. Many of our wireless-related companies gained substantially during the first few months of the period only to be hit hard by concerns that the industry's outstanding growth rate was slowing. Vodafone Airtouch, one of our most notable disappointments during the year, declined after the high prices paid for licenses to operate next-generation networks gave rise to concerns that mobile operators in Europe and elsewhere will have trouble recouping the cost of their investment. Handset manufacturer Nokia injected further uncertainty by announcing that a temporary glitch related to product transition cycles would pressure third-quarter earnings, and most wireless-related stocks declined as a result. Despite industry issues, some of our holdings in the sector continued to outperform, such as China Mobile, the dominant service provider in much of China, and Comverse Technology, an Israeli-based provider of software for voice mail and other value-added services.

In closing, we are relatively pleased with our success during what proved to be an extremely volatile year. Also, we remain confident that many of the secular trends in the global economy - such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications - remain intact. Nonetheless, during periods of extreme market volatility our strategy has been to remain highly selective in choosing stocks while paying increasingly close attention to valuation and the underlying business fundamentals of our investments.

Thank you for your continued confidence and investment in Janus Worldwide Fund.

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Worldwide Fund and the Morgan Stanley Capital International World Index. Janus Worldwide Fund is represented by a shaded area of green. The Morgan Stanley Capital International World Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, May 15, 1991, through October 31, 2000. The upper and lower right quadrants reflect the ending value of the hypothetical investment in Janus Worldwide Fund ($63,949) as compared to the Morgan Stanley Capital International World Index ($29,291).

Average Annual Total Return
for the periods ended October 31, 2000
One Year, 22.41%
Five Year, 25.68%
Since 5/15/91*, 21.66%

Janus Worldwide Fund - $63,949

Morgan Stanley Capital
International World Index - $29,291

*The Fund's inception date.
Source - Lipper, Inc. 2000.

The figures shown reflect periods of favorable market conditions, and as a result equity funds have experienced exceptional performance including a significant impact from technology stocks. However, current performance may be lower due to market volatility. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends, distributions and capital gains.

The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

Foreign investing involves special risks such as currency fluctuations and political uncertainty.

This Fund has been significantly impacted by investing in initial public offerings (IPOs) during a period favorable for these stocks. The Fund may not experience similar performance in the future.

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Common Stock - 92.6%
Advertising Agencies - 0.5%
     2,039,310  Omnicom Group, Inc. ...........................  $   188,126,347

Advertising Services - 0.4%
    11,701,191  WPP Group PLC** ...............................      157,169,628

Aerospace and Defense - 0.5%
     2,585,080  Boeing Co. ....................................      175,300,737

Applications Software - 0.9%
       913,540  Infosys Technologies, Ltd. ....................      139,847,456
    28,776,113  Sage Group PLC** ..............................      210,182,687

                                                                     350,030,143

Audio and Video Products - 1.4%
     6,799,500  Sony Corp.** ..................................      543,031,958

Automotive - Cars and Light Trucks - 0.6%
     6,510,696  BMW A.G.** ....................................      215,231,598

Automotive - Truck Parts and Equipment - 0.1%
       555,000  Toyoda Gosei Company, Ltd.** ..................       33,954,815

Beverages - Wine and Spirits - 0.1%
       309,991  Louis Vuitton Moet Hennessy S.A.** ............       22,597,560

Broadcast Services and Programming - 2.9%
    19,781,150  AT&T Corp./Liberty Media Group - Class A* .....  $   356,060,700
     4,727,697  Clear Channel Communications, Inc.* ...........      283,957,301
     2,695,256  EM.TV & Merchandising A.G.** ..................       81,104,020
     7,002,475  Grupo Televisa S.A. (GDR) .....................      379,008,959

                                                                   1,100,130,980

Cable Television - 1.0%
     8,307,790  Comcast Corp. - Special Class A* ..............      338,542,442
     2,680,450  Rogers Communications, Inc. - Class B** .......       51,950,923

                                                                     390,493,365

Cellular Telecommunications - 11.4%
     5,659,500  China Mobile, Ltd.*,** ........................       36,465,649
    40,892,845  China Mobile, Ltd. (ADR)*,** ..................    1,252,343,378
        55,786  NTT DoCoMo, Inc.** ............................    1,374,388,235
   224,512,927  Vodafone Group PLC** ..........................      934,849,355
    16,386,991  Vodafone Group PLC (ADR)** ....................      697,471,304

                                                                   4,295,517,921

Chemicals - Diversified - 0.3%
     2,405,000  E.I. du Pont de Nemours and Co. ...............      109,126,875

Chemicals - Specialty - 0.3%
     2,942,490  Praxair, Inc. .................................      109,607,752

See Notes to Schedules of Investments.

62  Janus Equity Funds / October 31, 2000

                                                          Janus | Worldwide Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Commercial Services - Financial - 0.5%
     3,237,738  Paychex, Inc. .................................  $   183,539,273

Computer Services - 0.4%
       781,340  Atos S.A.** ...................................       64,044,308
     2,512,398  Logica PLC** ..................................       74,387,933

                                                                     138,432,241

Computers - 1.1%
    35,080,000  Legend Holdings, Ltd.** .......................       29,687,481
     3,480,000  Sun Microsystems, Inc.* .......................      385,845,000

                                                                     415,532,481

Computers - Memory Devices - 1.5%
     6,417,870  EMC Corp.* ....................................      571,591,547

Consumer Products - 0.4%
     2,665,604  Unilever N.V.** ...............................      133,535,617

Cosmetics and Toiletries - 1.2%
     3,107,440  Colgate-Palmolive Co. .........................      182,593,174
     5,788,075  Estee Lauder Companies, Inc. - Class A ........      268,783,733

                                                                     451,376,907

Data Processing and Management - 0.2%
       705,351  Autonomy Corp. PLC*,** ........................       35,848,431
       589,042  Autonomy Corp. PLC (ADR)*,** ..................       29,452,100

                                                                      65,300,531

Diversified Financial Services - 0.1%
     1,073,430  Citigroup, Inc. ...............................       56,489,254

Diversified Operations - 5.4%
    78,602,000  Citic Pacific, Ltd.** .........................      315,462,512
    18,091,790  General Electric Co. ..........................      991,656,239
    11,849,935  Granada Compass PLC*,** .......................      102,177,478
     2,288,540  Honeywell International, Inc. .................      123,152,059
     9,089,395  Tyco International, Ltd. ......................      515,255,079

                                                                   2,047,703,367

Electric Products - 0.6%
     1,692,730  Samsung Electronics** .........................      212,063,533

Electronic Components - 2.2%
     8,423,846  Koninklijke (Royal) Philips Electronics N.V.**       330,673,358
     5,325,021  Koninklijke (Royal) Philips Electronics N.V.
                   - New York Shares** ........................      212,668,026
    14,882,000  NEC Corp.** ...................................      283,502,284

                                                                     826,843,668

Electronic Components - Semiconductors - 4.0%
       260,302  Celestica, Inc.*,** ...........................       18,543,865
     4,244,565  Celestica, Inc. - New York Shares*,** .........      305,078,109
     6,384,830  Lattice Semiconductor Corp.* ..................      186,357,226
       446,890  PMC-Sierra, Inc.* .............................       75,747,855
       568,400  Rohm Company, Ltd.** ..........................      143,211,069
     7,967,450  STMicroelectronics N.V. ** ....................      401,499,686
     1,188,500  STMicroelectronics N.V. - New York Shares** ...       61,727,719
     6,996,840  Texas Instruments, Inc. .......................      343,282,462

                                                                   1,535,447,991

Enterprise Software/Services - 0.3%
     3,217,630  Oracle Corp.* .................................      106,181,790

Fiber Optics - 0.9%
     4,377,651  JDS Uniphase Corp.* ...........................      356,231,350

Finance - Consumer Loans - 0.3%
     3,304,770  Associates First Capital Corp. - Class A ......      122,689,586

Finance - Credit Card - 1.0%
     6,473,045  American Express Co. ..........................  $   388,382,700

Finance - Investment Bankers/Brokers - 0.6%
     2,264,660  Goldman Sachs Group, Inc. .....................      226,041,376

Human Resources - 0.3%
    16,073,010  Capita Group PLC** ............................      122,533,078

Internet Security - 1.5%
     2,671,485  Check Point Software Technologies, Ltd.* ......      423,096,437
       946,425  VeriSign, Inc.* ...............................      124,928,100

                                                                     548,024,537

Internet Telephony - 0%
       153,835  Phone.com, Inc.* ..............................       14,239,352

Machinery - Electrical - 0.3%
     1,942,641  Schneider Electric S.A.** .....................      126,381,917

Medical - Biomedical and Genetic - 0.8%
     1,121,150  Genentech, Inc.* ..............................       92,494,875
     1,967,340  Human Genome Sciences, Inc.* ..................      173,894,412
       682,220  Millennium Pharmaceuticals, Inc.* .............       49,503,589

                                                                     315,892,876

Medical - Drugs - 4.3%
     5,894,094  AstraZeneca Group PLC** .......................      276,278,703
        28,280  Bristol Meyers Squibb Co. .....................        1,723,313
    10,597,328  Pfizer, Inc. ..................................      457,672,103
     2,816,965  Pharmacia Corp. ...............................      154,933,075
     1,784,105  Schering-Plough Corp. .........................       92,215,927
     1,611,265  Sepracor, Inc.* ...............................      109,767,428
        69,687  Serono S.A. - Class B** .......................       62,668,828
     5,896,000  Takeda Chemical Industries, Ltd.** ............      388,256,103
     1,678,000  Yamanouchi Pharmaceutical Company, Ltd.** .....       75,919,062

                                                                   1,619,434,542

Medical Instruments - 1.3%
     2,026,110  Guidant Corp. .................................      107,257,198
     6,726,765  Medtronic, Inc. ...............................      365,347,424

                                                                     472,604,622

Medical Products - 0.4%
     1,842,260  Johnson & Johnson .............................      169,718,202

Metal Processors and Fabricators - 1.0%
    20,944,224  Assa Abloy A.B. - Class B# ....................      384,616,220

Money Center Banks - 1.7%
    47,645,351  Banco Bilbao Vizcaya Argentaria S.A.** ........      634,065,594

Multi-Line Insurance - 1.6%
     4,535,875  Aegon N.V.** ..................................      179,937,191
     1,509,689  Axa** .........................................      199,630,132
       453,446  Zurich Financial Services A.G.** ..............      219,398,983

                                                                     598,966,306

Multimedia - 3.9%
     2,857,065  Seagram Company, Ltd. - New York Shares** .....      163,209,838
    12,440,570  Time Warner, Inc. .............................      944,363,669
     4,082,945  Viacom, Inc. - Class B* .......................      232,217,497
     3,245,365  Walt Disney Co. ...............................      116,224,634

                                                                   1,456,015,638

Network Software - 1.5%
    62,744,347  Dimension Data Holdings PLC*,**,# .............      550,311,219

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  63

Janus | Worldwide Fund

SCHEDULE OF INVESTMENTS

Shares or Principal Amount                                          Market Value
--------------------------------------------------------------------------------
Networking Products - 4.2%
     2,653,560  3Com Corp.* ...................................  $    47,100,690
    28,601,472  Cisco Systems, Inc.* ..........................    1,540,904,304

                                                                   1,588,004,994

Oil Companies - Integrated - 3.4%
     7,336,025  Petroleo Brasileiro S.A. (ADR)* ...............      213,203,227
    15,815,700  Petroleo Brasileiro S.A. (ADR)
                   - Preference Shares* .......................      419,424,456
     6,790,470  Repsol - YPF S.A.** ...........................      107,750,597
     3,836,230  Total Fina Elf** ..............................      548,246,935

                                                                   1,288,625,215

Optical Supplies - 0.3%
     1,204,000  Hoya Corp.** ..................................       99,463,778

Petrochemicals - 0.6%
    30,550,633  Reliance Industries, Ltd. .....................      197,752,498
     1,866,995  Reliance Industries, Ltd. (GDR)+ ..............       25,017,733

                                                                     222,770,231

Pipelines - 0.3%
     1,470,645  Enron Corp. ...................................      120,684,805

Radio - 0.1%
       760,400  Infinity Broadcasting Corp. - Class A* ........       25,283,300

Retail - Apparel and Shoe - 1.3%
    19,392,245  Gap, Inc. .....................................      500,562,324

Retail - Discount - 0.6%
     4,744,855  Wal-Mart Stores, Inc. .........................      215,297,796

Security Services - 0.9%
    16,195,965  Securitas A.B. - Class B ......................      344,295,964

Telecommunication Equipment - 10.7%
     5,711,295  Alcatel S.A.** ................................      348,078,732
       373,863  Alcatel S.A. (ADR)** ..........................       23,319,705
     2,640,820  Comverse Technology, Inc.* ....................      295,111,635
     3,350,636  Himachal Futuristic Communications, Ltd. ......       88,292,089
    24,266,157  Nokia Oyj** ...................................      997,395,012
    21,058,529  Nokia Oyj (ADR)** .............................      900,252,115
    16,750,370  Nortel Networks Corp. - New York Shares** .....      762,141,835
    17,457,881  Telefonaktiebolaget L.M. Ericsson
                   A.B. (ADR) .................................      242,228,099
    29,764,519  Telefonaktiebolaget L.M. Ericsson A.B .........
                   - Class B ..................................      395,089,973

                                                                   4,051,909,195

Telecommunication Equipment - Fiber Optics - 1.0%
     3,596,715  Corning, Inc. .................................      275,148,697
       503,520  SDL, Inc.* ....................................      130,537,560

                                                                     405,686,257

Telecommunication Services - 2.9%
     6,290,015  Amdocs, Ltd.* .................................      407,671,597
    13,421,208  COLT Telecom Group PLC*,** ....................      428,756,890
     5,277,500  Energis PLC*,** ...............................       45,176,115
     1,763,245  Infonet Services Corp.* .......................       11,461,092
     2,746,678  NTL, Inc.* ....................................      120,682,165
     4,012,280  SK Telecom Company, Ltd. (ADR)** ..............      100,557,768

                                                                   1,114,305,627

Telephone - Integrated - 4.1%
         9,528  Nippon Telegraph & Telephone Corp.** ..........       86,652,864
    21,463,002  Telefonica S.A.*,** ...........................      408,796,852
     2,640,162  Telefonica S.A. (ADR)*,** .....................      152,964,386
    16,498,070  Telefonos de Mexico S.A. (ADR) ................      889,864,651

                                                                   1,538,278,753

Television - 0.2%
    11,028,000  Television Broadcasts, Ltd.** .................       60,380,187

Web Hosting/Design - 0.2%
     2,389,390  Exodus Communications, Inc.* ..................  $    80,193,902

Web Portals/Internet Service Provider - 0.5%
     3,531,850  America Online, Inc.* .........................      178,111,195

Wire and Cable Products - 1.6%
    22,414,000  Furukawa Electric Company, Ltd.** .............      589,159,915
--------------------------------------------------------------------------------
Total Common Stock (cost $26,225,621,482) .....................   34,963,520,432
--------------------------------------------------------------------------------
Preferred Stock - 0.9%
Automotive - Cars and Light Trucks - 0.3%
        37,477  Porsche A.G.** ................................      125,480,407

Telephone - Integrated - 0.6%
     3,276,250  Telecomunicacoes Brasileiras S.A. (ADR) .......      239,985,313
--------------------------------------------------------------------------------
Total Preferred Stock (cost $380,163,786) .....................      365,465,720
--------------------------------------------------------------------------------
Money Market - 0.5%
                Janus Government Money Market Fund
$  200,000,000     6.63% (cost $200,000,000) ..................      200,000,000
--------------------------------------------------------------------------------
Short-Term Corporate Notes - 0.8%
                DaimlerChrystler N.A.
    75,000,000     6.44%, 12/27/00 ............................       74,248,667
                Deutsche Bank A.G.:
    50,000,000     6.45%, 12/20/00 ............................       49,561,042
   100,000,000     6.53%, 1/19/01 .............................       98,578,000
                Household Finance Corp.
    76,300,000     6.62%, 11/1/00 .............................       76,300,000
--------------------------------------------------------------------------------
Total Short-Term Corporate Notes (cost $298,676,736) ..........      298,687,709
--------------------------------------------------------------------------------
U.S. Government Agencies - 4.4%
                Fannie Mae:
    50,000,000     6.32%, 12/4/00 .............................       49,710,333
    25,000,000     6.36%, 12/11/00 ............................       24,823,333
    50,000,000     6.39%, 12/18/00 ............................       49,582,875
                Federal Home Loan Bank System:
    80,000,000     6.34%, 11/20/00 ............................       79,732,311
   100,000,000     5.99%, 11/24/00 ............................       99,617,305
    25,000,000     5.97%, 12/4/00 .............................       24,863,187
    75,000,000     5.98%, 12/8/00 .............................       74,539,042
   100,000,000     6.32%, 12/11/00 ............................       99,297,778
   100,000,000     6.00%, 12/12/00 ............................       99,316,667
    50,000,000     6.31%, 12/15/00 ............................       49,614,389
    40,000,000     6.29%, 12/19/00 ............................       39,664,533
    25,000,000     6.35%, 12/20/00 ............................       24,783,924
   100,000,000     6.32%, 12/21/00 ............................       99,122,222
   100,000,000     6.32%, 12/22/00 ............................       99,104,666
   100,000,000     6.36%, 1/5/01 ..............................       98,833,000
    40,000,000     6.35%, 1/10/01 .............................       39,500,000
    50,000,000     6.36%, 1/17/01 .............................       49,312,500
    25,000,000     6.37%, 1/23/01 .............................       24,627,500
   200,000,000     6.31%, 2/5/01 ..............................      196,500,000
    25,000,000     6.36%, 2/23/01 .............................       24,500,000
    50,000,000     6.30%, 3/15/01 .............................       48,812,500
                Freddie Mac:
    50,000,000     6.38%, 11/10/00 ............................       49,920,250
    25,000,000     6.37%, 11/13/00 ............................       24,946,916
   150,000,000     6.34%, 12/13/00 ............................      148,890,500
    30,000,000     6.24%, 4/26/01 .............................       29,067,000
--------------------------------------------------------------------------------
Total U.S. Government Agencies (cost $1,648,884,151) ..........    1,648,682,731
--------------------------------------------------------------------------------
Total Investments (total cost $28,753,346,155) - 99.2% ........   37,476,356,592
--------------------------------------------------------------------------------
Cash, Receivables and Other Assets, net of Liabilities - 0.8% .      298,886,280
--------------------------------------------------------------------------------
Net Assets - 100% .............................................  $37,775,242,872
--------------------------------------------------------------------------------

See Notes to Schedules of Investments.

64  Janus Equity Funds / October 31, 2000

Summary of Investments by Country, October 31, 2000

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bermuda                                             1.4%         $   515,255,079
Brazil                                              2.3%             872,612,996
Canada                                              3.5%           1,300,924,570
Finland                                             5.1%           1,897,647,127
France                                              4.8%           1,795,526,694
Germany                                             1.1%             421,816,025
Hong Kong                                           4.5%           1,694,339,207
India                                               1.2%             450,909,776
Israel                                              1.1%             423,096,437
Japan                                               9.7%           3,617,540,083
Mexico                                              3.4%           1,268,873,610
Netherlands                                         2.3%             856,814,192
South Korea                                         0.8%             312,621,301
Spain                                               3.5%           1,303,577,429
Sweden                                              3.6%           1,366,230,256
Switzerland                                         0.8%             282,067,811
United Kingdom                                      9.8%           3,664,594,921
United States++                                    41.1%          15,431,909,078
--------------------------------------------------------------------------------
Total                                             100.0%         $37,476,356,592

++Includes Short-Term Securities (35.4% excluding Short-Term Securities)


Forward Currency Contracts, Open at October 31, 2000

Currency Sold and                    Currency         Currency        Unrealized
Settlement Date                    Units Sold  Value in $ U.S.       Gain/(Loss)
--------------------------------------------------------------------------------
British Pound 1/26/01             313,600,000   $  455,347,200    $   11,927,750
British Pound 3/22/01              95,750,000      139,134,325           355,400
British Pound 4/5/01              121,200,000      176,152,080         2,763,180
British Pound 4/27/01              50,800,000       73,853,040            38,320
British Pound 5/8/01               47,400,000       68,919,600       (1,635,300)
Canadian Dollar 11/17/00           16,700,000       10,971,684           323,547
Canadian Dollar 5/7/01             13,300,000        8,772,508           256,684
Euro 11/17/00                     162,800,000      138,314,880        10,643,865
Euro 1/19/01                      191,000,000      162,732,000        17,785,920
Euro 1/26/01                      175,500,000      149,561,100       (1,266,779)
Euro 3/22/01                      555,600,000      474,482,400         8,786,238
Euro 4/5/01                       301,600,000      257,687,040        16,522,480
Euro 4/27/01                      172,860,000      147,812,586         (416,297)
Euro 5/7/01                       472,400,000      404,090,960         8,233,210
Hong Kong Dollar 3/16/01        1,880,100,000      241,651,886         (376,189)
Hong Kong Dollar 5/7/01         5,982,300,000      769,012,238       (7,800,214)
Hong Kong Dollar 5/10/01        2,530,000,000      325,226,244         (569,386)
Hong Kong Dollar 6/27/01        1,445,600,000      185,852,768         (300,411)
Japanese Yen 11/17/00          32,490,000,000      298,707,531         7,975,497
Japanese Yen 1/19/01            8,200,000,000       76,233,188         3,649,910
Japanese Yen 3/22/01           30,350,000,000      285,072,353        11,383,850
Japanese Yen 4/5/01            13,780,000,000      129,733,679         2,426,201
Japanese Yen 4/12/01           49,400,000,000      465,623,506        11,199,351
Japanese Yen 4/27/01            1,410,000,000       13,323,229           120,707
Japanese Yen 5/7/01            47,250,000,000      447,206,450        15,888,099
South Korean Won 1/26/01        7,100,000,000        6,229,163            98,823
South Korean Won 2/8/01        24,150,000,000       21,186,069           379,122
South Korean Won 2/15/01       33,800,000,000       29,649,123           563,168
South Korean Won 2/22/01       26,830,000,000       23,533,023           443,742
South Korean Won 3/1/01        34,022,000,000       29,838,625           497,532
South Korean Won 3/8/01        28,900,000,000       25,344,208           442,095
South Korean Won 5/15/01       33,000,000,000       28,933,410           624,450
South Korean Won 7/16/01       15,500,000,000       13,586,957         (648,726)
--------------------------------------------------------------------------------
Total                                           $6,083,775,053    $  120,315,839

See Notes to Schedules of Investments.

                                       Janus Equity Funds / October 31, 2000  65

Statements of | Assets & Liabilities

                                                                                      Janus        Janus        Janus
As of October 31, 2000                                      Janus        Janus        Equity       Global       Global
(all numbers in thousands                      Janus       Balanced    Enterprise     Income   Life Sciences  Technology
except net asset value per share)               Fund         Fund         Fund         Fund         Fund         Fund
------------------------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $32,636,174  $ 4,461,686  $ 7,204,205  $   904,572  $ 3,416,847  $ 5,461,399

Investments at value                        $46,556,265  $ 4,708,065  $ 8,119,582  $   996,354  $ 4,200,522  $ 7,481,659
   Cash                                           1,617        1,061        2,512          758        1,008        3,289
   Receivables:
      Investments sold                          281,504       56,297        9,577       30,166       83,884       76,036
      Fund shares sold                           25,976       13,111       22,702        3,430        4,866        5,274
      Dividends                                  21,081        1,624          803          572          919        1,904
      Interest                                    3,767       39,329           52        1,224           28        6,647
   Other assets                                     154            5           17           --           --           14
   Forward currency contracts                    20,018          136           --           39        1,660       11,743
------------------------------------------------------------------------------------------------------------------------
Total Assets                                 46,910,382    4,819,628    8,155,245    1,032,543    4,292,887    7,586,566
------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                     363,969       37,273       53,230        4,040       16,546        6,115
      Fund shares repurchased                    41,995        5,129        9,281          954        4,126        8,418
      Advisory fees                              25,059        2,580        4,490          552        2,277        4,334
      Transfer agent fees and expenses            7,135          656        1,284          159          872        1,392
   Accrued expenses                               4,477          609        2,396          335        1,608        1,815
   Forward currency contracts                        --           --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Liabilities                               442,635       46,247       70,681        6,040       25,429       22,074
------------------------------------------------------------------------------------------------------------------------
Net Assets                                  $46,467,747  $ 4,773,381  $ 8,084,564  $ 1,026,503  $ 4,267,458  $ 7,564,492
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)              1,056,100      209,065      118,175       42,328      190,421      275,639

------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                   $     44.00  $     22.83  $     68.41  $     24.25  $     22.41  $     27.44
------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

66  Janus Equity Funds / October 31, 2000

                                               Janus
As of October 31, 2000                         Growth       Janus        Janus        Janus        Janus
(all numbers in thousands                    and Income    Mercury      Olympus       Orion       Overseas
except net asset value per share)               Fund         Fund         Fund         Fund         Fund
-----------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $ 7,004,683  $14,359,352  $ 5,623,308  $ 1,277,515  $ 7,186,989

Investments at value                        $ 9,231,239  $16,322,657  $ 7,637,372  $ 1,128,195  $ 9,310,928
   Cash                                             999        3,258        5,137           74       13,110
   Receivables:
      Investments sold                          104,587      117,044       59,589          603       67,209
      Fund shares sold                           14,724       31,202        6,145        6,355       87,022
      Dividends                                   3,745          541        1,057           38        4,798
      Interest                                   12,264          321        1,976            5          152
   Other assets                                      14           21           10           --           27
   Forward currency contracts                    16,581       22,252        5,019           --       37,897
-----------------------------------------------------------------------------------------------------------
Total Assets                                  9,384,153   16,497,296    7,716,305    1,135,270    9,521,143
-----------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                      63,723      117,416        6,707        4,874      106,167
      Fund shares repurchased                     6,268       17,507        6,352        1,258       26,308
      Advisory fees                               5,033        8,870        4,252          608        5,167
      Transfer agent fees and expenses            1,676        2,572        1,363          205        1,788
   Accrued expenses                               1,618        2,996        1,847          697        1,405
   Forward currency contracts                        --           --           --           --          836
-----------------------------------------------------------------------------------------------------------
Total Liabilities                                78,318      149,361       20,521        7,642      140,835
-----------------------------------------------------------------------------------------------------------
Net Assets                                  $ 9,305,835  $16,347,935  $ 7,695,784  $ 1,127,628  $ 9,380,308
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                227,647      402,756      152,403      128,025      280,502

-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                   $     40.88  $     40.59  $     50.50  $      8.81  $     33.44
-----------------------------------------------------------------------------------------------------------

                                               Janus        Janus
As of October 31, 2000                        Special     Strategic      Janus        Janus        Janus
(all numbers in thousands                    Situations     Value        Twenty      Venture     Worldwide
except net asset value per share)               Fund         Fund         Fund         Fund         Fund
-----------------------------------------------------------------------------------------------------------
Assets:
Investments at cost                         $ 1,481,649  $ 2,927,240  $18,996,399  $ 1,388,772  $28,753,346

Investments at value                        $ 1,698,469  $ 3,140,297  $31,042,930  $ 1,911,775  $37,476,357
   Cash                                           3,082        1,855        7,055        1,678           46
   Receivables:
      Investments sold                            9,254           --      335,914       12,577      442,856
      Fund shares sold                            5,584        7,806       26,243          297       38,798
      Dividends                                     290        1,604        3,447          398       17,710
      Interest                                      283           34       10,298          290        1,073
   Other assets                                      --            4           40           20          167
   Forward currency contracts                        --           --           --          444      120,316
-----------------------------------------------------------------------------------------------------------
Total Assets                                  1,716,962    3,151,600   31,425,927    1,927,479   38,097,323
-----------------------------------------------------------------------------------------------------------
Liabilities:
   Payables:
      Investments purchased                      12,846       18,396      362,907        2,447      258,664
      Fund shares repurchased                     1,222        2,573       28,151          598       31,648
      Advisory fees                                 921        1,643       17,104        1,079       21,003
      Transfer agent fees and expenses              362          688        4,737          335        5,478
   Accrued expenses                                 461        1,352        4,762          371        5,287
   Forward currency contracts                        --           --           --           --
-----------------------------------------------------------------------------------------------------------
Total Liabilities                                16,648       24,652      417,661        4,830      322,080
-----------------------------------------------------------------------------------------------------------
Net Assets                                  $ 1,700,314  $ 3,126,948  $31,008,266  $ 1,922,649  $37,775,243
Shares Outstanding, $0.01 Par Value
   (unlimited shares authorized)                 78,708      276,917      436,285       23,337      533,968

-----------------------------------------------------------------------------------------------------------
Net Asset Value Per Share                   $     21.60  $     11.29  $     71.07  $     82.39  $     70.74
-----------------------------------------------------------------------------------------------------------

                                       Janus Equity Funds / October 31, 2000  67

Statements of | Operations

                                                                                                             Janus         Janus
                                                                                  Janus         Janus        Equity        Global
For the fiscal year or period ended October 31, 2000                Janus        Balanced     Enterprise     Income    Life Sciences
(all numbers in thousands)                                           Fund          Fund          Fund         Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                      $   147,549   $   138,836   $    14,318   $   10,128   $    26,510
   Dividends                                                         150,256        14,900         2,641        6,032         5,855
   Foreign tax withheld                                              (3,176)         (123)            --         (71)          (31)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              294,629       153,613        16,959       16,089        32,334
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                     293,095        26,569        47,327        6,725        19,508
   Transfer agent fees and expenses                                   77,818         7,178        13,832        2,156         6,503
   Registration fees                                                   3,306           673         2,608          289         1,496
   Postage and mailing expenses                                        1,925           147           521          115           473
   Custodian fees                                                      3,759           327           345          127           316
   Printing expenses                                                   3,323           249           873          235           726
   Audit fees                                                             50            12            14           14            25
   Trustees' fees and expenses                                           132            16            13            5            10
   Other expenses                                                        284            60            26           25            32
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                       383,692        35,231        65,559        9,691        29,089

Expense and Fee Offsets                                              (5,448)         (483)       (1,461)        (191)         (898)

Net Expenses                                                         378,244        34,748        64,098        9,500        28,191

Net Investment Income/(Loss)                                        (83,615)       118,865      (47,139)        6,589         4,143
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions           4,772,216       248,817     (612,244)      135,773     (449,016)
   Net realized gain/(loss) from foreign currency transactions       103,878           836           (2)          751         5,063
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations               742,125     (118,011)       148,631     (63,098)       742,803
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments             5,618,219       131,642     (463,615)       73,426       298,850

Net Increase/(Decrease) in Net Assets Resulting from Operations  $ 5,534,604   $   250,507   $ (510,754)   $   80,015   $   302,993
------------------------------------------------------------------------------------------------------------------------------------

(1)  Period from June 30, 2000 (inception) to October 31, 2000.
(2)  Period from February 29, 2000 (inception) to October 31, 2000.

See Notes to Financial Statements.

68  Janus Equity Funds / October 31, 2000

                                                                Janus       Janus
                                                                Global      Growth      Janus       Janus       Janus       Janus
For the fiscal year or period ended October 31, 2000          Technology  and Income   Mercury     Olympus      Orion      Overseas
(all numbers in thousands)                                       Fund        Fund        Fund        Fund      Fund(1)       Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                   $   68,760  $   86,594  $  122,917  $   88,476  $    6,901  $   59,865
   Dividends                                                      26,790      31,580      30,837      18,554         254      52,905
   Foreign tax withheld                                            (709)       (339)     (1,295)       (368)        (13)     (4,401)
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                           94,841     117,835     152,459     106,662       7,142     108,369
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                  57,844      55,929     103,377      49,402       2,393      64,199
   Transfer agent fees and expenses                               17,536      16,941      30,824      15,530         863      16,856
   Registration fees                                               1,684       1,332       2,406       1,393         659         889
   Postage and mailing expenses                                      781         641       1,245         818          75         230
   Custodian fees                                                  1,360         610       1,677         554          28       4,924
   Printing expenses                                               1,327       1,218       2,119       1,577         157         490
   Audit fees                                                         29          20          21          16          13          30
   Trustees' fees and expenses                                        24          27          54          25           2          41
   Other expenses                                                     42          60          73          48           7          62
------------------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                    80,627      76,778     141,796      69,363       4,197      87,721

Expense and Fee Offsets                                            (929)     (1,201)     (1,948)     (1,181)        (83)     (1,205)

Net Expenses                                                      79,698      75,577     139,848      68,182       4,114      86,516

Net Investment Income/(Loss)                                      15,143      42,258      12,611      38,480       3,028      21,853
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions       (208,690)     344,890   1,765,585    (27,891)    (18,374)   1,075,974
   Net realized gain/(loss) from foreign
      currency transactions                                       14,286      46,868     217,480      75,731          --     229,076
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations         1,046,693     445,160   (369,928)     713,582   (149,320)     240,411
------------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments           852,289     836,918   1,613,137     761,422   (167,694)   1,545,461

Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                  $  867,432  $  879,176  $1,625,748  $  799,902  $(164,666)  $1,567,314
------------------------------------------------------------------------------------------------------------------------------------

                                                                  Janus       Janus
                                                                 Special    Strategic     Janus        Janus        Janus
For the fiscal year or period ended October 31, 2000            Situations    Value       Twenty      Venture      Worldwide
(all numbers in thousands)                                         Fund      Fund(2)       Fund         Fund         Fund
----------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Interest                                                     $    1,797  $    6,098  $  188,579   $   11,359   $  240,249
   Dividends                                                         4,249      15,879      63,995        1,632      155,066
   Foreign tax withheld                                               (68)       (375)     (3,270)         (33)     (13,318)
----------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                              5,978      21,602     249,304       12,958      381,997
----------------------------------------------------------------------------------------------------------------------------
Expenses:
   Advisory fees                                                    11,047      12,410     224,254       16,378      251,412
   Transfer agent fees and expenses                                  3,843       4,374      61,809        4,404       66,961
   Registration fees                                                   321       1,188       2,822          167        4,012
   Postage and mailing expenses                                        279         451       1,603           81        1,292
   Custodian fees                                                      163         169       2,515          194       13,469
   Printing expenses                                                   391         772       2,898          528        1,974
   Audit fees                                                           12          15          27           25           30
   Trustees' fees and expenses                                           8           7          97            9          111
   Other expenses                                                       33          14         211           35          140
----------------------------------------------------------------------------------------------------------------------------
Total Expenses                                                      16,097      19,400     296,236       21,821      339,401

Expense and Fee Offsets                                              (338)       (496)     (2,217)        (165)      (5,982)

Net Expenses                                                        15,759      18,904     294,019       21,656      333,419

Net Investment Income/(Loss)                                       (9,781)       2,698    (44,715)      (8,698)       48,578
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Net realized gain/(loss) from securities transactions           130,245      63,569     837,946      397,385    3,068,012
   Net realized gain/(loss) from foreign
      currency transactions                                          (734)        (18)        (16)          263      672,940
   Change in net unrealized appreciation or depreciation
      of investments and foreign currency translations            (65,757)     213,057   1,340,223    (322,293)      691,457
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments              63,754     276,608   2,178,153       75,355    4,432,409

Net Increase/(Decrease) in Net Assets
   Resulting from Operations                                    $   53,973  $  279,306  $2,133,438   $   66,657   $4,480,987
----------------------------------------------------------------------------------------------------------------------------

                                       Janus Equity Funds / October 31, 2000  69

Statements of | Changes in Net Assets

                                                                                         Janus                       Janus
                                                             Janus                     Balanced                   Enterprise
For the fiscal year ended October 31                         Fund                        Fund                        Fund
(all numbers in thousands)                            2000          1999          2000          1999          2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                   $   (83,615)  $   (41,428)  $    118,865  $     46,354  $   (47,139)  $    (7,574)
   Net realized gain/(loss) from investment
      and foreign currency transactions              4,876,094     4,515,566       249,653        44,197     (612,246)       164,387
   Change in unrealized net appreciation/
      (depreciation) of investments and
      foreign currency translations                    742,125     7,602,574     (118,011)       282,705       148,631       645,267
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                         5,534,604    12,076,712       250,507       373,256     (510,754)       802,080
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                   --            --     (101,112)      (40,851)            --            --
   Dividends (in excess of net
      investment income)*                                   --            --            --            --            --            --
   Net realized gain from
      investment transactions*                     (4,451,206)     (609,005)      (44,727)       (6,137)            --      (76,954)
   Dividends (in excess of net
      realized gain from investments)                       --            --            --            --     (167,625)            --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions      (4,451,206)     (609,005)     (145,839)      (46,988)     (167,625)      (76,954)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                      12,018,056     7,220,120     3,004,367     2,469,162    11,155,041     2,596,427
   Reinvested dividends and distributions            4,328,707       593,074       142,023        45,775       163,404        75,297
   Shares repurchased                              (6,797,144)   (4,167,433)   (1,407,446)     (741,485)   (4,885,200)   (1,626,151)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                        9,549,619     3,645,761     1,738,944     1,773,452     6,433,245     1,045,573
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets               10,633,017    15,113,468     1,843,612     2,099,720     5,754,866     1,770,699
Net Assets:
   Beginning of period                              35,834,730    20,721,262     2,929,769       830,049     2,329,698       558,999
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                  $ 46,467,747  $ 35,834,730  $  4,773,381  $  2,929,769  $  8,084,564  $  2,329,698
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*       $ 28,064,163  $ 18,192,467  $  4,289,115  $  2,511,385  $  7,792,973  $  1,406,869
   Accumulated net investment income/(loss)*                --            --        21,716         9,728            --            --
   Accumulated net realized gain/(loss)
      from investments*                              4,463,616     4,444,420       216,040        44,135     (623,786)       156,083
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                         13,939,968    13,197,843       246,510       364,521       915,377       766,746
------------------------------------------------------------------------------------------------------------------------------------
                                                  $ 46,467,747  $ 35,834,730  $  4,773,381  $  2,929,769  $  8,084,564  $  2,329,698
------------------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                         265,999       193,574       128,908       119,933       139,332        57,208
   Reinvested distributions                            102,771        17,907         6,125         2,232         2,372         2,196
------------------------------------------------------------------------------------------------------------------------------------
Total                                                  368,770       211,481       135,033       122,165       141,704        59,404
------------------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                                (150,373)     (114,553)      (60,446)      (35,896)      (63,257)      (36,967)
Net Increase/(Decrease) in Fund Shares                 218,397        96,928        74,587        86,269        78,447        22,437
Shares Outstanding, Beginning of Period                837,703       740,775       134,478        48,209        39,728        17,291
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                    1,056,100       837,703       209,065       134,478       118,175        39,728
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                        $ 32,498,298  $ 19,647,972  $  3,532,925  $  2,551,827  $ 11,673,881  $  1,962,882
   Proceeds from sales of securities                27,735,004    16,875,185     2,871,013       981,564     5,587,406     1,098,630
   Purchases of long-term U.S.
      government obligations                                --            --       906,208       417,749            --            --
   Proceeds from sales of long-term
      U.S. government obligations                           --            --       328,609       204,699            --            --

*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

70  Janus Equity Funds / October 31, 2000

                                                          Janus                  Janus Global              Janus Global
                                                      Equity Income             Life Sciences               Technology
For the fiscal year ended October 31                       Fund                      Fund                      Fund
(all numbers in thousands)                           2000        1999         2000         1999         2000         1999
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                   $    6,589  $    4,612  $      4,143  $    (775)  $     15,143  $  (1,201)
   Net realized gain/(loss) from investment
      and foreign currency transactions              136,524      19,925     (443,953)     (7,908)     (194,404)      32,101
   Change in unrealized net appreciation/
      (depreciation) of investments and
      foreign currency translations                 (63,098)     133,653       742,803      42,529     1,046,693     985,283
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                          80,015     158,190       302,993      33,846       867,432   1,016,183
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                            (5,648)     (4,016)            --          --       (4,200)          --
   Dividends (in excess of net
      investment income)*                                 --          --            --          --            --          --
   Net realized gain from
      investment transactions*                      (20,913)     (3,238)            --          --            --          --
   Dividends (in excess of net
      realized gain from investments)                     --          --            --          --      (37,535)          --
----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions       (26,561)     (7,254)            --          --      (41,735)          --
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                       816,531     843,424     6,401,236     453,475     8,544,908   3,012,815
   Reinvested dividends and distributions             25,544       7,039            --          --        40,471          --
   Shares repurchased                              (650,345)   (420,862)   (2,781,207)   (142,885)   (5,181,098)   (694,484)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                        191,730     429,601     3,620,029     310,590     3,404,281   2,318,331
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                245,184     580,537     3,923,022     344,436     4,229,978   3,334,514
Net Assets:
   Beginning of period                               781,319     200,782       344,436          --     3,334,514          --
----------------------------------------------------------------------------------------------------------------------------
   End of period                                  $1,026,503  $  781,319  $  4,267,458  $  344,436  $  7,564,492  $3,334,514
----------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*       $  827,781  $  605,409  $  3,930,906  $  309,815  $  5,745,550  $2,318,332
   Accumulated net investment income/(loss)*           1,356         916         3,081          --      (12,051)          --
   Accumulated net realized gain/(loss)              105,546      20,076     (451,861)     (7,908)     (200,983)      30,899
      from investments*
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                           91,820     154,918       785,332      42,529     2,031,976     985,283
----------------------------------------------------------------------------------------------------------------------------
                                                  $1,026,503  $  781,319  $  4,267,458  $  344,436  $  7,564,492  $3,334,514
----------------------------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                        32,801      41,541       295,536      41,355       277,696     204,154
   Reinvested distributions                            1,056         358            --          --         1,468          --
----------------------------------------------------------------------------------------------------------------------------
Total                                                 33,857      41,899       295,536      41,355       279,164     204,154
----------------------------------------------------------------------------------------------------------------------------
   Shares repurchased                               (26,141)    (20,162)     (133,896)    (12,574)     (162,659)    (45,020)
Net Increase/(Decrease) in Fund Shares                 7,716      21,737       161,640      28,781       116,505     159,134
Shares Outstanding, Beginning of Period               34,612      12,875        28,781          --       159,134          --
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                     42,328      34,612       190,421      28,781       275,639     159,134
----------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                        $1,060,236  $  830,115  $  7,261,028  $  675,905  $  7,284,807  $2,115,807
   Proceeds from sales of securities               1,026,826     428,601     3,788,206     426,077     3,766,692     320,204
   Purchases of long-term U.S.
      government obligations                              --          --            --          --            --          --
   Proceeds from sales of long-term
      U.S. government obligations                         --          --            --          --            --          --

                                                            Janus                        Janus
                                                      Growth and Income                 Mercury
For the fiscal year ended October 31                         Fund                         Fund
(all numbers in thousands)                            2000          1999           2000          1999
---------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                   $     42,258  $     15,978   $     12,611  $   (20,626)
   Net realized gain/(loss) from investment
      and foreign currency transactions                391,758       302,237      1,983,065       884,290
   Change in unrealized net appreciation/
      (depreciation) of investments and
      foreign currency translations                    445,160     1,306,446      (369,928)     1,866,065
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                           879,176     1,624,661      1,625,748     2,729,729
---------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                             (28,292)      (15,193)             --            --
   Dividends (in excess of net
      investment income)*                                   --            --             --            --
   Net realized gain from
      investment transactions*                       (305,969)     (226,033)      (897,043)     (238,426)
   Dividends (in excess of net
      realized gain from investments)                       --            --             --            --
---------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions        (334,261)     (241,226)      (897,043)     (238,426)
---------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                       4,746,174     2,509,768     11,373,532     6,569,208
   Reinvested dividends and distributions              324,713       235,700        874,956       233,638
   Shares repurchased                              (2,146,852)   (1,111,097)    (5,689,141)   (2,602,343)
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                        2,924,035     1,634,371      6,559,347     4,200,503
---------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                3,468,950     3,017,806      7,288,052     6,691,806
Net Assets:
   Beginning of period                               5,836,885     2,819,079      9,059,883     2,368,077
---------------------------------------------------------------------------------------------------------
   End of period                                  $  9,305,835  $  5,836,885   $ 16,347,935  $  9,059,883
---------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*       $  6,707,010  $  3,737,108   $ 12,706,754  $  5,844,758
   Accumulated net investment income/(loss)*            18,031         6,219         10,751            --
   Accumulated net realized gain/(loss)                337,667       295,592      1,644,876       859,643
      from investments*
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                          2,243,127     1,797,966      1,985,554     2,355,482
---------------------------------------------------------------------------------------------------------
                                                  $  9,305,835  $  5,836,885   $ 16,347,935  $  9,059,883
---------------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
   Shares sold                                         112,237        78,387        257,197       218,371
   Reinvested distributions                              8,118         8,139         21,408         9,763
---------------------------------------------------------------------------------------------------------
Total                                                  120,355        86,526        278,605       228,134
---------------------------------------------------------------------------------------------------------
   Shares repurchased                                 (51,135)      (34,683)      (130,017)      (87,968)
Net Increase/(Decrease) in Fund Shares                  69,220        51,843        148,588       140,166
Shares Outstanding, Beginning of Period                158,427       106,584        254,168       114,002
---------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                      227,647       158,427        402,756       254,168
---------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
   Purchases of securities                        $  5,070,517  $  3,132,952   $ 13,827,066  $  8,242,717
   Proceeds from sales of securities                 3,093,510     1,708,174      9,814,292     4,442,546
   Purchases of long-term U.S.
      government obligations                           286,530            --             --            --
   Proceeds from sales of long-term
      U.S. government obligations                           --            --             --            --

                                       Janus Equity Funds / October 31, 2000  71

                                                               Janus                    Janus                      Janus
                                                              Olympus                   Orion                     Overseas
For the fiscal year or period ended October 31                  Fund                    Fund(1)                     Fund
(all numbers in thousands)                               2000            1999            2000                2000            1999
------------------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                     $     38,480    $      1,437    $      3,028        $     21,853    $    (1,427)
   Net realized gain/(loss) from investment
      and foreign currency transactions                   47,840         188,366        (18,374)           1,305,050         204,238
   Change in unrealized net appreciation
      or depreciation of investments and
      foreign currency translations                      713,582       1,038,175       (149,320)             240,411       1,425,059
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                             799,902       1,227,978       (164,666)           1,567,314       1,627,870
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                (1,436)              --              --                  --        (18,532)
   Dividends (in excess of net investment income)*            --              --              --                  --         (1,446)
   Net realized gain from investment transactions*     (186,982)              --              --            (33,412)             --
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions          (188,418)              --              --            (33,412)        (19,978)
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                         6,368,837       2,851,976       1,499,164           8,509,849       3,443,778
   Reinvested dividends and distributions                184,388              --              --              32,131          19,035
   Shares repurchased                                (3,356,373)     (1,140,000)       (206,870)         (6,335,554)     (3,319,823)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                          3,196,852       1,711,976       1,292,294           2,206,426         142,990
------------------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                  3,808,336       2,939,954       1,127,628           3,740,328       1,750,882
Net Assets:
   Beginning of period                                 3,887,448         947,494              --           5,639,980       3,889,098
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                    $  7,695,784    $  3,887,448    $  1,127,628        $  9,380,308    $  5,639,980
------------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*         $  5,612,135    $  2,397,409    $  1,292,582        $  6,271,792    $  3,689,899
   Accumulated net investment income/(loss)*              32,086           1,437           2,740               1,774              --
   Accumulated net realized gain/(loss)
      from investments*                                   32,484         183,105        (18,374)             945,323          29,073
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                            2,019,079       1,305,497       (149,320)           2,161,419       1,921,008
------------------------------------------------------------------------------------------------------------------------------------
                                                    $  7,695,784    $  3,887,448    $  1,127,628        $  9,380,308    $  5,639,980
------------------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                           116,154          86,347         149,794             226,071         160,426
   Reinvested distributions                                3,738              --              --                 972             954
------------------------------------------------------------------------------------------------------------------------------------
Total                                                    119,892          86,347         149,794             227,043         161,380
------------------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                   (62,618)        (34,884)        (21,769)           (169,058)       (155,478)
Net Increase/(Decrease) in Fund Shares                    57,274          51,463         128,025              57,985           5,902
   Shares Outstanding, Beginning of Period                95,129          43,666              --             222,517         216,615
------------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                        152,403          95,129         128,025             280,502         222,517
------------------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
 (excluding short-term securities):
   Purchases of securities                          $  7,902,177    $  3,323,040    $  1,360,684        $  6,936,749    $  4,367,373
   Proceeds from sales of securities                   5,359,297       1,821,501         113,860           5,383,764       4,003,772
   Purchases of long-term U.S.
      government obligations                                  --          47,700              --                  --              --
   Proceeds from sales of long-term U.S.
      government obligations                                  --          49,518              --                  --              --

(1)  Period from June 30, 2000 (inception) to October 31, 2000.
(2)  Period from February 29, 2000 (inception) to October 31, 2000.
*See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

72  Janus Equity Funds / October 31, 2000

                                                               Janus                 Janus                  Janus
                                                         Special Situations      Strategic Value            Twenty
For the fiscal year or period ended October 31                  Fund                  Fund                   Fund
(all numbers in thousands)                               2000           1999         2000(2)          2000           1999
----------------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                     $    (9,781)   $    (7,614)   $      2,698   $   (44,715)   $     88,126
   Net realized gain/(loss) from investment
      and foreign currency transactions                  129,511        180,631         63,551        837,930      1,702,065
   Change in unrealized net appreciation
      or depreciation of investments and
      foreign currency translations                     (65,757)        239,367        213,057      1,340,223      7,129,143
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                              53,973        412,384        279,306      2,133,438      8,919,334
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                     --             --             --       (34,359)       (40,224)
   Dividends (in excess of net investment income)*            --             --             --       (44,715)             --
   Net realized gain from investment transactions*     (175,615)        (2,186)             --    (1,708,104)       (86,763)
----------------------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions          (175,615)        (2,186)             --    (1,787,178)      (126,987)
----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                         1,209,346        632,584      3,869,868      7,280,636     14,534,172
   Reinvested dividends and distributions                171,270          2,143             --      1,745,295        124,417
   Shares repurchased                                  (755,638)      (634,264)    (1,022,226)    (7,157,037)    (5,912,694)
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                            624,978            463      2,847,642      1,868,894      8,745,895
----------------------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                    503,336        410,661      3,126,948      2,215,154     17,538,242
Net Assets:
   Beginning of period                                 1,196,978        786,317             --     28,793,112     11,254,870
----------------------------------------------------------------------------------------------------------------------------
   End of period                                    $  1,700,314   $  1,196,978   $  3,126,948   $ 31,008,266   $ 28,793,112
----------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*         $  1,390,565   $    745,509   $  2,857,314   $ 18,201,928   $ 16,306,041
   Accumulated net investment income/(loss)*                  --             --          2,335             --         79,074
   Accumulated net realized gain/(loss)
      from investments*                                   93,765        169,728         54,242        759,819      1,701,702
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                              215,984        281,741        213,057     12,046,519     10,706,295
----------------------------------------------------------------------------------------------------------------------------
                                                    $  1,700,314   $  1,196,978   $  3,126,948   $ 31,008,266   $ 28,793,112
----------------------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                            49,969         31,126        371,000         91,422        248,644
   Reinvested distributions                                7,853            128             --         21,871          2,310
----------------------------------------------------------------------------------------------------------------------------
Total                                                     57,822         31,254        371,000        113,293        250,954
----------------------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                   (31,737)       (32,603)       (94,083)       (89,998)       (99,838)
Net Increase/(Decrease) in Fund Shares                    26,085        (1,349)        276,917         23,295        151,116
   Shares Outstanding, Beginning of Period                52,623         53,972             --        412,990        261,874
----------------------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         78,708         52,623        276,917        436,285        412,990
----------------------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
 (excluding short-term securities):
   Purchases of securities                          $  1,385,345   $  1,036,996   $  4,240,961   $ 10,580,195   $ 13,075,264
   Proceeds from sales of securities                     949,067      1,035,768      1,393,725      8,429,903      6,885,818
   Purchases of long-term U.S.
      government obligations                                  --             --             --             --        337,784
   Proceeds from sales of long-term U.S.
      government obligations                                  --             --             --             --        504,968

                                                                Janus                         Janus
                                                               Venture                      Worldwide
For the fiscal year or period ended October 31                   Fund                          Fund
(all numbers in thousands)                                2000          1999           2000           1999
-------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income/(loss)                     $    (8,698)   $    (7,414)   $     48,578   $     13,351
   Net realized gain/(loss) from investment
      and foreign currency transactions                  397,648        305,718      3,740,952        842,489
   Change in unrealized net appreciation
      or depreciation of investments and
      foreign currency translations                    (322,293)        619,845        691,457      5,623,223
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets
   Resulting from Operations                              66,657        918,149      4,480,987      6,479,063
-------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
   Net investment income*                                     --             --       (11,268)       (61,988)
   Dividends (in excess of net investment income)*            --             --             --             --
   Net realized gain from investment transactions*     (298,953)       (89,623)      (546,250)             --
-------------------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions          (298,953)       (89,623)      (557,518)       (61,988)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Shares sold                                           343,816        166,902     19,694,228     11,534,834
   Reinvested dividends and distributions                284,957         86,300        542,885         60,059
   Shares repurchased                                  (334,183)      (257,241)   (10,476,660)    (7,852,637)
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from
   Capital Share Transactions                            294,590        (4,039)      9,760,453      3,742,256
-------------------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                     62,294        824,487     13,683,922     10,159,331
Net Assets:
   Beginning of period                                 1,860,355      1,035,868     24,091,321     13,931,990
-------------------------------------------------------------------------------------------------------------
   End of period                                    $  1,922,649   $  1,860,355   $ 37,775,243   $ 24,091,321
-------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
   Capital (par value and paid-in surplus)*         $  1,024,837   $    716,645   $ 25,675,541   $ 15,444,738
   Accumulated net investment income/(loss)*                  --             --         17,039         11,268
   Accumulated net realized gain/(loss)
      from investments*                                  374,365        297,970      3,240,744        484,853
   Unrealized appreciation/(depreciation)
      of investments and foreign
      currency translations                              523,447        845,740      8,841,919      8,150,462
-------------------------------------------------------------------------------------------------------------
                                                    $  1,922,649   $  1,860,355   $ 37,775,243   $ 24,091,321
-------------------------------------------------------------------------------------------------------------

Transactions in Fund Shares:
   Shares sold                                             2,990          2,581        253,875        226,979
   Reinvested distributions                                2,607          1,550          7,675          1,277
-------------------------------------------------------------------------------------------------------------
Total                                                      5,597          4,131        261,550        228,256
-------------------------------------------------------------------------------------------------------------
   Shares Repurchased                                    (2,996)        (4,192)      (136,824)      (154,582)
Net Increase/(Decrease) in Fund Shares                     2,601           (61)        124,726         73,674
   Shares Outstanding, Beginning of Period                20,736         20,797        409,242        335,568
-------------------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                         23,337         20,736        533,968        409,242
-------------------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities
 (excluding short-term securities):
   Purchases of securities                          $  1,973,365   $  1,329,844   $ 29,298,203   $ 15,664,200
   Proceeds from sales of securities                   2,117,484      1,332,811     19,797,076     11,860,384
   Purchases of long-term U.S.
      government obligations                                  --             --             --             --
   Proceeds from sales of long-term U.S.
      government obligations                                  --             --             --             --

                                       Janus Equity Funds / October 31, 2000  73

Financial | Highlights


For a share outstanding throughout                                                     Janus Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       42.78    $       27.97    $       29.36    $       26.65    $       23.37
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               --               --            (.02)              .15              .31
   Net gains on securities
      (both realized and unrealized)                        6.44            15.63             3.70             5.69             4.23
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            6.44            15.63             3.68             5.84             4.54
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --               --            (.23)            (.21)            (.13)
   Distributions (from capital gains)                     (5.22)            (.82)           (4.84)           (2.92)           (1.13)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (5.22)            (.82)           (5.07)           (3.13)           (1.26)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       44.00    $       42.78    $       27.97    $       29.36    $       26.65
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              15.60%           56.75%           15.12%           24.18%           20.31%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  46,467,747    $  35,834,730    $  20,721,262    $  19,029,334    $  15,313,180
Average Net Assets for the Period (in thousands)   $  45,103,049    $  28,993,305    $  20,777,322    $  17,515,216    $  13,753,157
Ratio of Gross Expenses to Average Net Assets(1)           0.85%            0.85%            0.87%            0.87%            0.86%
Ratio of Net Expenses to Average Net Assets(1)             0.84%            0.84%            0.86%            0.86%            0.85%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                          (0.19)%          (0.14)%               --            0.85%            0.91%
Portfolio Turnover Rate                                      65%              63%              70%             132%             104%


For a share outstanding throughout                                                Janus Balanced Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       21.79    $       17.22    $       16.73    $       15.20    $       13.72
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .61              .42              .33              .36              .33
   Net gains on securities
      (both realized and unrealized)                        1.33             4.69             2.00             2.88             2.22
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            1.94             5.11             2.33             3.24             2.55
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.58)            (.43)            (.35)            (.36)            (.26)
   Distributions (from capital gains)                      (.32)            (.11)           (1.49)           (1.35)            (.81)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.90)            (.54)           (1.84)           (1.71)           (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       22.83    $       21.79    $       17.22    $       16.73    $       15.20
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               8.93%           29.89%           15.48%           23.38%           19.39%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   4,773,381    $   2,929,769    $     830,049    $     360,159    $     207,044
Average Net Assets for the Period (in thousands)   $   4,072,183    $   1,953,809    $     536,524    $     283,220    $     158,607
Ratio of Gross Expenses to Average Net Assets(1)           0.87%            0.92%            1.03%            1.12%            1.23%
Ratio of Net Expenses to Average Net Assets(1)             0.85%            0.91%            1.01%            1.10%            1.21%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                            2.92%            2.37%            2.34%            2.63%            2.35%
Portfolio Turnover Rate                                      87%              64%              73%             139%             151%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

74  Janus Equity Funds / October 31, 2000

For a share outstanding throughout                                                Janus Enterprise Fund
each fiscal year ended October 31                        2000            1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       58.64    $       32.33    $       30.86    $       31.19    $       27.14
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               --               --               --               --               --
   Net gains on securities
      (both realized and unrealized)                       13.10            30.61             3.43              .95             5.85
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           13.10            30.61             3.43              .95             5.85
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --               --               --               --               --
   Distributions (from capital gains)                         --           (4.30)           (1.96)           (1.28)           (1.80)
   Distributions (in excess of capital gains)             (3.33)               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (3.33)           (4.30)           (1.96)           (1.28)           (1.80)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       68.41    $       58.64    $       32.33    $       30.86    $       31.19
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              22.29%          104.09%           11.79%            3.31%           22.43%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   8,084,564    $   2,329,698    $     558,999    $     551,828    $     732,003
Average Net Assets for the Period (in thousands)   $   7,265,824    $   1,126,839    $     551,467    $     613,784    $     596,313
Ratio of Gross Expenses to Average Net Assets(1)           0.90%            0.98%            1.08%            1.07%            1.14%
Ratio of Net Expenses to Average Net Assets(1)             0.88%            0.95%            1.06%            1.04%            1.12%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                          (0.65)%          (0.67)%          (0.67)%          (0.61)%          (0.78)%
Portfolio Turnover Rate                                      80%              98%             134%             111%              93%

For a share outstanding throughout                                              Janus Equity Income Fund
each fiscal year or period ended October 31             2000             1999             1998             1997            1996(2)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       22.57    $       15.59    $       13.98    $       11.29    $       10.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .15              .14              .05              .09              .07
   Net gains on securities
      (both realized and unrealized)                        2.25             7.17             2.47             3.11             1.25
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            2.40             7.31             2.52             3.20             1.32
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.14)            (.15)            (.03)            (.12)            (.03)
   Distributions (from capital gains)                      (.58)            (.18)            (.88)            (.39)              --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.72)            (.33)            (.91)            (.51)            (.03)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       24.25    $       22.57    $       15.59    $       13.98    $       11.29
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                             10.65%           47.22%           19.21%           29.46%           13.20%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   1,026,503    $     781,319    $     200,782    $      74,325    $      30,429
Average Net Assets for the Period (in thousands)   $   1,019,261    $     571,009    $     133,613    $      46,054    $      21,424
Ratio of Gross Expenses to Average Net Assets**(1)         0.95%            1.02%            1.21%            1.48%            1.79%
Ratio of Net Expenses to Average Net Assets**(1)           0.93%            1.01%            1.18%            1.45%            1.71%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                          0.65%            0.81%            0.41%            0.62%            3.09%
Portfolio Turnover Rate**                                   116%              81%             101%             180%             325%

(1)  See "Explanation of the Charts and Tables."
(2)  Fiscal period June 29, 1996 (inception) to October 31, 1996.
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 2000  75

For a share outstanding throughout                                  Janus Global Life Sciences Fund
each fiscal year or period ended October 31                              2000           1999(2)

---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $       11.97    $       10.00
---------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                                      .02               --
   Net gains on securities (both realized and unrealized)                   10.42             1.97
---------------------------------------------------------------------------------------------------
Total from Investment Operations                                            10.44             1.97
---------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                      --               --
   Distributions (from capital gains)                                          --               --
---------------------------------------------------------------------------------------------------
Total Distributions                                                            --               --
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $       22.41    $       11.97
---------------------------------------------------------------------------------------------------
Total Return*                                                              87.22%           19.70%
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   4,267,458    $     344,436
Average Net Assets for the Period (in thousands)                    $   2,987,158    $     227,552
Ratio of Gross Expenses to Average Net Assets**(1)                          0.97%            1.21%
Ratio of Net Expenses to Average Net Assets**(1)                            0.94%            1.19%
Ratio of Net Investment Income/(Loss) to Average Net Assets**               0.14%          (0.41)%
Portfolio Turnover Rate**                                                    147%             235%

For a share outstanding throughout                                   Janus Global Technology Fund
each fiscal year or period ended October 31                              2000           1999(2)

--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $       20.95    $       10.00
--------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                                    (.02)               --
   Net gains on securities (both realized and unrealized)                    6.71            10.95
--------------------------------------------------------------------------------------------------
Total from Investment Operations                                             6.69            10.95
--------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                   (.02)               --
   Distributions (from capital gains)                                          --               --
   Distributions (in excess of capital gains)                               (.18)               --
--------------------------------------------------------------------------------------------------
Total Distributions                                                         (.20)               --
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $       27.44    $       20.95
--------------------------------------------------------------------------------------------------
Total Return*                                                              31.99%          109.40%
--------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                            $   7,564,492    $   3,334,514
Average Net Assets for the Period (in thousands)                    $   8,883,777    $   1,265,552
Ratio of Gross Expenses to Average Net Assets**(1)                          0.91%            1.04%
Ratio of Net Expenses to Average Net Assets**(1)                            0.90%            1.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets**               0.17%          (0.11)%
Portfolio Turnover Rate**                                                     47%              31%

(1)  See "Explanation of the Charts and Tables."
(2) Fiscal period from December 31, 1998 (inception) to October 31, 1999. *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

76  Janus Equity Funds / October 31, 2000

For a share outstanding throughout                                            Janus Growth and Income Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       36.84    $       26.45    $       25.07    $       20.05    $       18.13
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .18              .26              .08              .01              .16
   Net gains on securities
      (both realized and unrealized)                        5.84            12.27             3.72             6.98             4.01
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            6.02            12.53             3.80             6.99             4.17
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.14)            (.27)            (.04)            (.11)            (.08)
   Distributions (from capital gains)                     (1.84)           (1.87)           (2.38)           (1.86)           (2.17)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.98)           (2.14)           (2.42)           (1.97)           (2.25)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       40.88    $       36.84    $       26.45    $       25.07    $       20.05
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              16.44%           49.59%           16.73%           37.78%           25.56%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   9,305,835    $   5,836,885    $   2,819,079    $   1,888,999    $   1,033,183
Average Net Assets for the Period (in thousands)   $   8,594,302    $   4,375,277    $   2,478,899    $   1,415,563    $     773,343
Ratio of Gross Expenses to Average Net Assets(1)           0.89%            0.92%            0.96%            0.98%            1.05%
Ratio of Net Expenses to Average Net Assets(1)             0.88%            0.90%            0.94%            0.96%            1.03%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                            0.49%            0.37%            0.33%            0.30%            0.70%
Portfolio Turnover Rate                                      41%              43%              95%             127%             153%

For a share outstanding throughout                                                Janus Mercury Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       35.65    $       20.77    $       18.65    $       18.20    $       17.38
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                              .03               --            (.01)            (.01)              .14
   Net gains on securities
      (both realized and unrealized)                        8.18            16.89             4.07             2.82             2.74
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            8.21            16.89             4.06             2.81             2.88
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --               --               --            (.08)              --
   Dividends (in excess of net investment income)             --               --            (.04)               --               --
   Distributions (from capital gains)                     (3.27)           (2.01)           (1.90)           (2.28)           (2.06)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (3.27)           (2.01)           (1.94)           (2.36)           (2.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       40.59    $       35.65    $       20.77    $       18.65    $       18.20
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              22.99%           86.02%           24.75%           17.07%           18.18%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  16,347,935    $   9,059,883    $   2,368,077    $   1,971,049    $   2,002,350
Average Net Assets for the Period (in thousands)   $  15,903,790    $   5,258,427    $   2,103,414    $   2,045,901    $   1,838,593
Ratio of Gross Expenses to Average Net Assets(1)           0.89%            0.93%            0.97%            0.98%            1.02%
Ratio of Net Expenses to Average Net Assets(1)             0.88%            0.91%            0.94%            0.96%            1.00%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                            0.08%          (0.39)%          (0.33)%            0.21%            0.45%
Portfolio Turnover Rate                                      71%              89%             105%             157%             177%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 2000  77

For a share outstanding throughout                                              Janus Olympus Fund
each fiscal year or period ended October 31               2000          1999           1998          1997           1996(1)

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       40.87    $       21.70    $       18.41    $       14.86    $       12.00
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .21              .02               --              .04              .13
   Net gains on securities
      (both realized and unrealized)                       11.21            19.15             4.05             3.64             2.73
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           11.42            19.17             4.05             3.68             2.86
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.01)               --               --            (.13)               --
   Dividends (in excess of net investment income)             --               --            (.04)               --               --
   Distributions (from capital gains)                     (1.78)               --            (.72)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.79)               --            (.76)            (.13)               --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       50.50    $       40.87    $       21.70    $       18.41    $       14.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                             28.05%           88.34%           23.10%           24.98%           23.83%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   7,695,784    $   3,887,448    $     947,494    $     615,651    $     432,375
Average Net Assets for the Period (in thousands)   $   7,594,158    $   2,268,894    $     774,434    $     517,424    $     276,006
Ratio of Gross Expenses to Average Net Assets**(2)         0.91%            0.95%            1.01%            1.06%            1.17%
Ratio of Net Expenses to Average Net Assets**(2)           0.90%            0.93%            0.98%            1.03%            1.15%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                          0.51%            0.06%          (0.21)%            0.26%            1.64%
Portfolio Turnover Rate**                                    96%              91%             123%             244%             303%

For a share outstanding throughout                              Janus Orion Fund
the period ended October 31                                          2000(3)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .02
   Net gains/(losses) on securities (both realized and unrealized)        (1.21)
--------------------------------------------------------------------------------
Total from Investment Operations                                          (1.19)
--------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --
   Distributions (from capital gains)                                         --
--------------------------------------------------------------------------------
Total Distributions                                                           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $        8.81
--------------------------------------------------------------------------------
Total Return*                                                           (11.90)%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $   1,127,628
Average Net Assets for the Period (in thousands)                   $   1,086,834
Ratio of Gross Expenses to Average Net Assets**(2)                         1.14%
Ratio of Net Expenses to Average Net Assets**(2)                           1.12%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.82%
Portfolio Turnover Rate**                                                    35%

(1)  Fiscal period from December 29, 1995 (inception) to October 31, 1996.
(2)  See "Explanation of the Charts and Tables."
(3)  Fiscal period from June 30, 2000 (inception) to October 31, 2000.
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

78  Janus Equity Funds / October 31, 2000

For a share outstanding throughout                                                Janus Overseas Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       25.35    $       17.95    $       17.94    $       14.81    $       11.58
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income                                     .01               --              .08              .04              .10
   Net gains on securities
      (both realized and unrealized)                        8.22             7.49              .54             3.39             3.34
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            8.23             7.49              .62             3.43             3.44
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --            (.08)            (.10)            (.04)            (.11)
   Dividends (in excess of net investment income)             --            (.01)               --               --               --
   Distributions (from capital gains)                      (.14)               --            (.51)            (.26)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                        (.14)            (.09)            (.61)            (.30)            (.21)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       33.44    $       25.35    $       17.95    $       17.94    $       14.81
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              32.59%           41.77%            3.55%           23.56%           30.19%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   9,380,308    $   5,639,980    $   3,889,098    $   3,205,197    $     772,630
Average Net Assets for the Period (in thousands)   $   9,862,835    $   4,577,552    $   3,948,710    $   2,093,370    $     335,098
Ratio of Gross Expenses to Average Net Assets(2)           0.89%            0.92%            0.96%            1.03%            1.26%
Ratio of Net Expenses to Average Net Assets(2)             0.88%            0.91%            0.94%            1.01%            1.23%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                            0.22%          (0.03)%            0.58%            0.81%            0.73%
Portfolio Turnover Rate                                      62%              92%             105%              72%              71%

For a share outstanding throughout                                   Janus Special Situations Fund
each fiscal year or period ended October 31             2000             1999             1998           1997(1)

-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       22.75    $       14.57    $       14.08    $       10.00
-------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment loss                                        --               --               --               --
   Net gains on securities
      (both realized and unrealized)                        2.16             8.22             1.15             4.08
-------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            2.16             8.22             1.15             4.08
-------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --               --               --               --
   Distributions (from capital gains)                     (3.31)            (.04)            (.66)               --
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (3.31)            (.04)            (.66)               --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       21.60    $       22.75    $       14.57    $       14.08
-------------------------------------------------------------------------------------------------------------------
Total Return*                                              9.33%           56.54%            8.49%           40.80%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   1,700,314    $   1,196,978    $     786,317    $     333,777
Average Net Assets for the Period (in thousands)   $   1,684,178    $   1,000,549    $     716,123    $     168,215
Ratio of Gross Expenses to Average Net Assets**(2)         0.96%            1.00%            1.08%            1.20%
Ratio of Net Expenses to Average Net Assets**(2)           0.94%            0.98%            1.05%            1.18%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets**                        (0.58)%          (0.76)%          (0.49)%          (0.08)%
Portfolio Turnover Rate**                                    58%             104%             117%             146%

(1)  Fiscal period from December 31, 1996 (inception) to October 31, 1997.
(2)  See "Explanation of the Charts and Tables."
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 2000  79

                                                                 Janus Strategic
For a share outstanding throughout                                  Value Fund
the period ended October 31                                           2000(1)

--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       10.00
--------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                                              .01
   Net gains on securities (both realized and unrealized)                   1.28
--------------------------------------------------------------------------------
Total from Investment Operations                                            1.29
--------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                                     --
   Distributions (from capital gains)                                         --
--------------------------------------------------------------------------------
Total Distributions                                                           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       11.29
--------------------------------------------------------------------------------
Total Return*                                                             12.90%
--------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                           $   3,126,948
Average Net Assets for the Period (in thousands)                   $   2,840,620
Ratio of Gross Expenses to Average Net Assets**(2)                         1.02%
Ratio of Net Expenses to Average Net Assets**(2)                           0.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets**              0.14%
Portfolio Turnover Rate**                                                    72%

For a share outstanding throughout                                                 Janus Twenty Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       69.72    $       42.98    $       35.16    $       31.90    $       30.12
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               --              .21              .12            (.09)              .37
   Net gains on securities
      (both realized and unrealized)                        5.62            26.97            12.26             8.85             6.68
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            5.62            27.18            12.38             8.76             7.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.08)            (.14)            (.10)            (.18)               --
   Dividends (in excess of net investment income)          (.11)               --               --               --               --
   Distributions (from capital gains)                     (4.08)            (.30)           (4.46)           (5.32)           (5.27)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (4.27)            (.44)           (4.56)           (5.50)           (5.27)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       71.07    $       69.72    $       42.98    $       35.16    $       31.90
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               7.40%           63.51%           40.58%           31.65%           27.59%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  31,008,266    $  28,793,112    $  11,254,870    $   5,871,070    $   3,937,444
Average Net Assets for the Period (in thousands)   $  34,528,876    $  22,206,982    $   8,025,121    $   4,989,616    $   3,385,561
Ratio of Gross Expenses to Average Net Assets(2)           0.86%            0.88%            0.91%            0.93%            0.93%
Ratio of Net Expenses to Average Net Assets(2)             0.85%            0.87%            0.90%            0.91%            0.92%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                          (0.13)%            0.40%            0.39%            0.33%            0.67%
Portfolio Turnover Rate                                      27%              40%              54%             123%             137%

(1)  Fiscal period from February 29, 2000 (inception) to October 31, 2000.
(2)  See "Explanation of the Charts and Tables."
 *Total return not annualized for periods of less than one full year. **Annualized for periods of less than one full year.

See Notes to Financial Statements.

80  Janus Equity Funds / October 31, 2000

For a share outstanding throughout                                                Janus Venture Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       89.71    $       49.81    $       58.84    $       57.16    $       59.53
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                               --               --            (.09)              .16               --
   Net gains on securities
      (both realized and unrealized)                        6.94            44.31              .43             6.80             5.09
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                            6.94            44.31              .34             6.96             5.09
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                     --               --               --               --            (.01)
   Dividends (in excess of net investment income)             --               --            (.07)               --              --
   Distributions (from capital gains)                    (14.26)           (4.41)           (9.30)           (5.28)           (7.45)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      (14.26)           (4.41)           (9.37)           (5.28)           (7.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       82.39    $       89.71    $       49.81    $       58.84    $       57.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                               3.79%           94.42%            1.07%           13.38%            9.28%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $   1,922,649    $   1,860,355    $   1,035,868    $   1,252,341    $   1,741,316
Average Net Assets for the Period (in thousands)   $   2,504,381    $   1,350,642    $   1,174,220    $   1,379,145    $   1,822,801
Ratio of Gross Expenses to Average Net Assets(1)           0.87%            0.93%            0.94%            0.94%            0.89%
Ratio of Net Expenses to Average Net Assets(1)             0.86%            0.92%            0.93%            0.92%            0.88%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                          (0.35)%          (0.55)%          (0.29)%            0.11%          (0.33)%
Portfolio Turnover Rate                                      87%             104%              90%             146%             136%

For a share outstanding throughout                                               Janus Worldwide Fund
each fiscal year ended October 31                       2000             1999             1998             1997             1996

------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       58.87    $       41.52    $       40.05    $       34.60    $       27.65
------------------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net investment income/(loss)                              .03              .02             1.26            (.08)              .49
   Net gains on securities
      (both realized and unrealized)                       13.15            17.51             3.01             7.73             7.79
------------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                           13.18            17.53             4.27             7.65             8.28
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions:
   Dividends (from net investment income)                  (.03)            (.18)           (1.35)            (.15)            (.26)
   Distributions (from capital gains)                     (1.28)               --           (1.45)           (2.05)           (1.07)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                       (1.31)            (.18)           (2.80)           (2.20)           (1.33)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       70.74    $       58.87    $       41.52    $       40.05    $       34.60
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                              22.41%           42.33%           11.40%           23.34%           31.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)           $  37,775,243    $  24,091,321    $  13,931,990    $  10,358,225    $   4,467,185
Average Net Assets for the Period (in thousands)   $  38,726,913    $  18,892,896    $  13,078,350    $   7,783,669    $   2,953,495
Ratio of Gross Expenses to Average Net Assets(1)           0.88%            0.89%            0.92%            0.97%            1.02%
Ratio of Net Expenses to Average Net Assets(1)             0.86%            0.88%            0.90%            0.95%            1.01%
Ratio of Net Investment Income/
   (Loss) to Average Net Assets                            0.13%            0.07%            0.47%            0.65%            0.73%
Portfolio Turnover Rate                                      58%              68%              86%              79%              80%

(1)  See "Explanation of the Charts and Tables."

See Notes to Financial Statements.

                                       Janus Equity Funds / October 31, 2000  81

Notes to | Schedules of Investments

EUR  Euro
GBP  British Pound

*    Non-income-producing security

** A portion of this security has been segregated to cover segregation requirements on forward currency contracts.

+ Securities are exempt from the registration requirements of the Securities Act of 1933 and may be deemed to be restricted for resale.

(DELTA) PAY PHONES - Premium Accelerated Yield Participating  Hybrid Option Note
     Exchangeable Securities.

(OMEGA) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

ss. Restricted/Illiquid Securities are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                       Value as
                                 Acquisition   Acquisition     Fair      % of
                                     Date          Cost        Value  Net Assets
--------------------------------------------------------------------------------
Janus Enterprise Fund

Hanover Compressor Co.              5/22/00  $ 33,112,500   $ 33,237,091   0.41%
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund

Cellegy Pharmaceuticals, Inc.(1)    7/29/99  $  4,500,000   $  4,802,400   0.11%
Cerus Corp.(2)                      8/30/00    35,000,000     35,592,375   0.83%
e-MedSoft.com(3)                     3/6/00    30,000,000      2,910,000   0.07%
HemaSure, Inc.(4)                    3/3/00     6,750,000      1,533,375   0.04%
Immunomedics, Inc.(5)               2/18/00    11,990,000     17,329,297   0.41%
NPS Pharmaceuticals, Inc.(6)        4/19/00     7,296,660     25,288,247   0.59%
OSI Pharmaceuticals, Inc.(7)        2/25/00    17,000,000     69,840,000   1.64%
Third Wave Technologies, Inc.       7/25/00     7,500,002      7,500,002   0.18%
Trimeris, Inc.(8)                    2/2/00    16,200,000     27,734,000   0.65%
WebMD Corp.                         1/27/00    62,000,000     10,635,630   0.25%
                                                            --------------------
                                                            $203,165,326   4.77%
--------------------------------------------------------------------------------
Janus Global Technology Fund

Yipes Communication Group, Inc.     9/19/00  $ 14,999,998   $ 14,999,998   0.20%
WebMD Corp.(9)                      1/27/00    37,200,000      6,381,378   0.08%
                                                            --------------------
                                                            $ 21,381,376   0.28%
--------------------------------------------------------------------------------
Janus Twenty Fund

WebMD Corp.                         1/27/00  $682,000,000   $116,991,930   0.38%
--------------------------------------------------------------------------------
Janus Venture Fund

Cerus Corp.                         8/30/00  $ 25,000,000   $ 25,423,125   1.32%
Plumtree Software, Inc. - Series E  5/19/00     4,000,003      4,000,003   0.21%
                                                            --------------------
                                                            $ 29,423,128   1.53%
--------------------------------------------------------------------------------
The Funds have registration rights for certain restricted securities held at October 31, 2000. The issuer incurs all registration costs.

(1)  Shelf registration took place as of September 22, 1999.
(2)  Shelf registration will occur on November 1, 2000.
(3)  Shelf registration took place as of July 24, 2000.
(4)  Shelf registration took place as of May 31, 2000.
(5)  Shelf registration took place as of March 3, 2000.
(6)  Shelf registration took place as of April 20, 2000.
(7)  Shelf registration took place as of June 23, 2000.
(8)  Shelf registration took place as of April 6, 2000.
(9)  Shelf registration will occur as of November 9, 2000.

82  Janus Equity Funds / October 31, 2000

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2000:

                                                           Purchases                            Sales                  Realized
                                                    Shares            Cost             Shares            Cost         Gain/(Loss)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Fund

Infinity Broadcasting Corp.                         7,552,590   $  255,255,835                --               --               --
Linear Technology Corp.(1)                          1,496,350       88,792,532         3,183,560   $   77,071,945   $  162,663,790
Maxim Integrated Products, Inc.(2)                  2,303,590      150,135,588         4,800,810       88,276,414      220,187,475
Park Place Entertainment Corp.                     16,512,495      187,698,032            54,180          757,388           18,715
Royal Caribbean Cruises, Ltd.                       8,156,400       34,640,120         6,826,280      327,749,375     (180,829,628)
Symbol Technologies, Inc.(3)                        9,298,608      398,441,338                 1               29               (5)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $1,114,963,445                     $  493,855,151   $  202,040,347
-----------------------------------------------------------------------------------------------------------------------------------
Janus Enterprise Fund

Cree, Inc.(4)                                       1,808,470   $  195,045,584                --               --               --
Cox Radio, Inc. - Class A(5)                        1,468,605       43,394,888                --               --               --
Crown Castle International Corp.                    6,129,125      183,124,694           110,000   $    4,096,129     $ (1,016,898)
Intersil Holding Corp.                              3,156,120      151,627,983                --               --               --
King Pharmaceuticals, Inc.(6)                       2,625,090       88,263,155         2,625,090       88,263,155       (1,546,174)
Six Flags, Inc.(7)                                  3,432,450       88,967,852         4,068,140      107,348,309      (48,047,940)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $  750,424,156                     $  199,707,593     $(50,611,012)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Global Life Sciences Fund

Alexion Pharmaceuticals, Inc.                         937,730   $   69,002,520            68,495   $    7,228,338   $   (3,703,685)
ArQule, Inc.                                        1,353,840       38,699,184         1,353,840       38,699,184      (13,546,064)
Aurora Biosciences Corp.                              126,330        5,880,497           126,330        5,880,497       (1,589,055)
Cellegy Pharmaceuticals, Inc.                              --               --                --               --               --
Cerus Corp.                                           700,000       35,000,000                --               --               --
CIMA Labs, Inc.                                     1,017,225       23,005,653           183,365        4,530,958         (977,802)
Data Critical Corp.                                   780,985       13,232,196            58,815        2,446,466       (1,947,303)
DUSA Pharmaceuticals, Inc. - New York Shares        1,118,520       32,324,243            49,625        1,747,960         (910,753)
HemaSure, Inc.                                        900,000        6,750,000                --               --               --
ILEX Oncology, Inc.                                 1,826,035       60,936,667            57,990        2,971,361       (1,095,979)
Invitrogen Corp.                                    1,098,130       80,075,889         1,289,930       85,219,569       (2,976,425)
Neurogen Corp.                                        879,385       33,643,640             5,000          127,700             (310)
NPS Pharmaceuticals, Inc.                             850,000       10,200,000           241,945        2,903,340        4,887,693
Progenics Pharmaceuticals, Inc.                       870,305       47,056,819           870,305       47,056,819      (35,871,403)
Ribozyme Pharmaceuticals, Inc.                      1,514,130       38,878,851                --               --               --
Trimeris, Inc.                                        540,880       21,444,984            60,000        3,711,744          (46,274)
ViroPharma, Inc.                                      633,490       44,606,491           833,490       48,406,491       (4,400,762)
Visible Genetics, Inc.                                757,715       44,448,662           757,715       44,448,662      (16,882,763)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                $  605,186,296                     $  295,379,089   $  (79,060,885)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Global Technology Fund

Adaptive Broadband Corp.(8)                         2,239,555   $   98,607,365           800,000   $   52,592,378   $  (26,331,971)
-----------------------------------------------------------------------------------------------------------------------------------
Janus Growth & Income Fund

WRL Foods, Inc.                                     1,037,940   $   14,399,558                --               --               --
-----------------------------------------------------------------------------------------------------------------------------------
Janus Mercury Fund

Electronic Arts, Inc.(9)                            7,102,350   $  325,295,821         1,862,610   $   91,186,429   $   25,783,651
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Dividend         Market Value
                                                  Income          at 10/31/00
------------------------------------------------------------------------------
Janus Fund

Infinity Broadcasting Corp.                               --    $  546,976,299
Linear Technology Corp.(1)                    $    2,872,013     1,801,666,598
Maxim Integrated Products, Inc.(2)                        --     1,489,815,086
Park Place Entertainment Corp.                            --       209,843,516
Royal Caribbean Cruises, Ltd.                      2,753,670        65,338,200
Symbol Technologies, Inc.(3)                         155,883       422,505,456
------------------------------------------------------------------------------
                                              $    5,781,566    $4,536,145,155
------------------------------------------------------------------------------
Janus Enterprise Fund

Cree, Inc.(4)                                             --    $  179,490,648
Cox Radio, Inc. - Class A(5)                              --        36,270,780
Crown Castle International Corp.                          --       261,440,311
Intersil Holding Corp.                                    --       151,296,503
King Pharmaceuticals, Inc.(6)                             --                --
Six Flags, Inc.(7)                                        --                --
------------------------------------------------------------------------------
                                                                $  628,498,242
------------------------------------------------------------------------------
Janus Global Life Sciences Fund

Alexion Pharmaceuticals, Inc.                             --    $   89,857,168
ArQule, Inc.                                              --                --
Aurora Biosciences Corp.                                  --                --
Cellegy Pharmaceuticals, Inc.                             --         4,802,400
Cerus Corp.                                               --        35,592,375
CIMA Labs, Inc.                                           --        45,862,300
Data Critical Corp.                                       --         3,701,121
DUSA Pharmaceuticals, Inc. - New York Shares              --        27,924,882
HemaSure, Inc.                                            --         1,533,375
ILEX Oncology, Inc.                                       --        64,091,631
Invitrogen Corp.                                          --                --
Neurogen Corp.                                            --        27,488,478
NPS Pharmaceuticals, Inc.                                 --        25,288,247
Progenics Pharmaceuticals, Inc.                           --                --
Ribozyme Pharmaceuticals, Inc.                            --        32,080,629
Trimeris, Inc.                                            --        50,751,805
ViroPharma, Inc.                                          --                --
Visible Genetics, Inc.                                    --                --
------------------------------------------------------------------------------
                                                                $  408,974,411
------------------------------------------------------------------------------
Janus Global Technology Fund

Adaptive Broadband Corp.(8)                               --    $   23,122,852
------------------------------------------------------------------------------
Janus Growth & Income Fund

WRL Foods, Inc.                                           --    $   14,206,804
------------------------------------------------------------------------------
Janus Mercury Fund

Electronic Arts, Inc.(9)                                  --    $  317,177,000
------------------------------------------------------------------------------

(1)  Adjusted for 2-for-1 stock split 3/28/00.
(2)  Adjusted for 2-for-1 stock split 12/22/99.
(3)  Adjusted for 3-for-2 stock split 4/6/00.
(4)  Name change from Cree Research, Inc. to Cree, Inc., effective 1/4/00.
(5)  Adjusted for 3-for-1 stock split 5/22/00.
(6)  King  Pharmaceuticals,   Inc.  acquired  Medco  Research,  Inc.,  effective
     2/28/00.
(7)  Name change from Premier Parks, Inc. to Six Flags, Inc., effective 7/3/00.
(8)  Adjusted for 2-for-1 stock split 3/31/00.
(9)  Adjusted for 2-for-1 stock split 9/11/00.

                                       Janus Equity Funds / October 31, 2000  83

                                                                Purchases                          Sales                 Realized
                                                         Shares           Cost             Shares          Cost         Gain/(Loss)
------------------------------------------------------------------------------------------------------------------------------------
Janus Orion Fund

IDT Corp.                                               1,372,210    $  52,788,202               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Overseas Fund

Adcore A.B.(10)                                         4,850,503    $  68,195,902        4,168,861   $  62,456,858   $ (35,228,569)
Cambridge Antibody Technology Group PLC                 2,193,490       74,935,372          385,654      17,122,896       5,885,942
GT Group Telecom, Inc. - Class B, New York Shares       1,100,465       22,229,324          660,020      14,685,018      (6,520,371)
Le Groupe Videotron Itee                                  874,642       25,384,923        5,261,292      96,104,185      59,585,243
Oxford GlycoSciences PLC                                2,149,083       62,030,097               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $ 252,775,618                    $ 190,368,957   $  23,722,245
------------------------------------------------------------------------------------------------------------------------------------
Janus Special Situations Fund

Bally Total Fitness Holding Corp.                              --               --               --              --              --
Exide Corp.                                                    --               --        1,669,720   $  29,639,220   $ (14,730,358)
Magnum Hunter Resources, Inc.                                  --               --          150,000         900,000         343,559
SBS Broadcasting S.A                                           --               --               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      $  30,539,220   $ (14,386,799)
------------------------------------------------------------------------------------------------------------------------------------
Janus Strategic Value Fund

Terex Corp.                                             1,718,465    $  23,052,465               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
Janus Twenty Fund

WebMD Corp.(11)                                         6,611,290    $ 323,278,480        6,611,290   $ 323,278,480   $  (5,664,064)
------------------------------------------------------------------------------------------------------------------------------------
Janus Venture Fund

Beasley Broadcast Group, Inc. - Class A                   408,185    $   6,227,340          408,185   $   6,227,340   $  (2,145,626)
Classic Communications, Inc. - Class A                    368,590       10,397,506          368,590      10,397,506      (7,769,639)
EduTrek International, Inc. - Class A                          --               --          500,000       3,250,000      (2,875,013)
Enzon, Inc.                                                    --               --          393,220       5,113,691      20,194,854
Globix Corp.(12)                                               --               --          198,740       1,838,345       3,192,996
Interep National Radio Sales, Inc. - Class A              346,475        4,502,667          346,475       4,502,667      (2,532,156)
Media 100, Inc.                                           597,385       17,094,677          548,955      16,266,674     (11,019,442)
pcOrder.com, Inc.                                         161,530        8,611,568          390,785      18,368,388     (13,855,153)
Plumtree Software, Inc. - Series E                        416,667        4,000,003               --              --              --
School Specialty, Inc.                                         --               --               --              --              --
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $  50,833,761                    $  65,964,611   $ (16,809,179)
------------------------------------------------------------------------------------------------------------------------------------
Janus Worldwide Fund

Assa Abloy A.B. - Class B                                      --               --               --              --              --
Dimension Data Holdings PLC                            62,744,347    $ 499,153,561               --              --              --
Getronics N.V.(13)                                             --               --        3,742,608   $ 160,746,256   $  58,236,338
------------------------------------------------------------------------------------------------------------------------------------
                                                                     $ 499,153,561                    $ 160,746,256   $  58,236,338
------------------------------------------------------------------------------------------------------------------------------------

                                                       Dividend      Market Value
                                                        Income        at 10/31/00
---------------------------------------------------------------------------------
Janus Orion Fund

IDT Corp.                                                    --    $  49,056,508
---------------------------------------------------------------------------------
Janus Overseas Fund

Adcore A.B.(10)                                              --    $   2,796,042
Cambridge Antibody Technology Group PLC                      --      112,225,610
GT Group Telecom, Inc. - Class B, New York Shares            --        4,280,575
Le Groupe Videotron Itee                          $     204,003               --
Oxford GlycoSciences PLC                                     --       77,939,122
---------------------------------------------------------------------------------
                                                  $     204,003    $ 197,241,349
---------------------------------------------------------------------------------
Janus Special Situations Fund

Bally Total Fitness Holding Corp.                            --    $  47,072,025
Exide Corp.                                       $     160,190        4,704,370
Magnum Hunter Resources, Inc.                                --       10,333,641
SBS Broadcasting S.A                                         --       40,256,563
---------------------------------------------------------------------------------
                                                  $     160,190    $ 102,366,599
---------------------------------------------------------------------------------
Janus Strategic Value Fund

Terex Corp.                                                  --    $  21,158,600
---------------------------------------------------------------------------------
Janus Twenty Fund

WebMD Corp.(11)                                              --    $ 116,991,930
---------------------------------------------------------------------------------
Janus Venture Fund

Beasley Broadcast Group, Inc. - Class A                      --               --
Classic Communications, Inc. - Class A                       --               --
EduTrek International, Inc. - Class A                        --               --
Enzon, Inc.                                                  --    $ 111,098,700
Globix Corp.(12)                                             --       29,362,500
Interep National Radio Sales, Inc. - Class A                 --               --
Media 100, Inc.                                              --          478,246
pcOrder.com, Inc.                                            --               --
Plumtree Software, Inc. - Series E                           --        4,000,003
School Specialty, Inc.                                       --       14,741,858
---------------------------------------------------------------------------------
                                                                   $ 159,681,307
---------------------------------------------------------------------------------
Janus Worldwide Fund

Assa Abloy A.B. - Class B                         $   1,735,516    $ 384,616,220
Dimension Data Holdings PLC                                  --      550,311,219
Getronics N.V.(13)                                    1,124,231               --
---------------------------------------------------------------------------------
                                                  $   2,859,747    $ 934,927,439
---------------------------------------------------------------------------------

(10) Name  change  from  Information  Highway  A.B.  to Adcore  A.B.,  effective
     6/27/00.
(11) Name change from Healtheon Corp. to WebMD Corp., effective 9/15/00.
(12) Adjusted for 2-for-1 stock split 12/31/99 and 2/1/00.
(13) Adjusted for 3-for-1 stock split 5/18/00.

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

84  Janus Equity Funds / October 31, 2000

                                                 Notes to | Financial Statements

The following section describes the organization and significant accounting policies of the Funds and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Funds operate and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. Sixteen series of shares ("Equity Funds" or "Funds") included in this report invest primarily in equity securities. Each Fund is diversified as defined in the 1940 Act, with the exception of Janus Enterprise Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Olympus Fund, Janus Orion Fund, Janus Special Situations Fund, Janus Strategic Value Fund and Janus Twenty Fund, which are nondiversified.

Janus Strategic Value Fund and Janus Orion Fund began operations on February 29, 2000 and June 30, 2000, respectively. Organization costs were borne by Janus Capital Corporation ("Janus Capital").

The following policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds' Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by the Funds' Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

SECURITY LENDING
The Portfolios may lend securities to qualified parties (typically brokers or other financial institutions) for the purpose of earning additional income. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC and policies approved by the Trustees. As with other extension of credits, there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails finan- cially. Securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing.

The  borrower  pays  fees  at  the  funds   direction  to  its  lending   agent.
Additionally, the lending agent invests the cash collateral and retains a portion of the interest earned. The lending fees and the portfolios portion of the interest income earned on cash collateral are included in interest income on the statement of operations. During the period ended October 31, 2000, the following portfolios had security lending fees totaling:

Fund                                                                Lending Fees
--------------------------------------------------------------------------------
Janus Fund                                                            $2,424,108
Janus Balanced Fund                                                       87,938
Janus Equity Income Fund                                                  23,710
Janus Global Technology Fund                                             446,227
Janus Growth and Income Fund                                             387,011
Janus Mercury Fund                                                     2,051,519
Janus Olympus Fund                                                       481,168
Janus Overseas Fund                                                    1,472,331
Janus Twenty Fund                                                      4,069,921
Janus Worldwide Fund                                                   5,273,609
--------------------------------------------------------------------------------

FORWARD CURRENCY TRANSACTIONS
AND FUTURES CONTRACTS
The Funds enter into forward currency contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

                                       Janus Equity Funds / October 31, 2000  85

Forward currency contracts held by the Funds are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Funds may enter into "futures contracts" and "options" on securities, financial indexes and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Funds will be November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS 133, as amended, may affect the accounting treatment of the Funds' derivative instruments and related assets. The Funds have not at this time quantified the impact, if any, on the Financial Statements, resulting from the adoption of this new standard.

INITIAL PUBLIC OFFERINGS
The Funds may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Funds may not experience similar performance as their assets grow.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDEND DISTRIBUTIONS AND EXPENSES
Dividends for Janus Balanced, Janus Equity Income and Janus Growth and Income Funds are declared and distributed quarterly, and capital gains (if any) are distributed annually. The remaining thirteen Equity Funds generally declare and distribute dividends and capital gains (if any) annually. Each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

FEDERAL INCOME TAXES
The Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

86  Janus Equity Funds / October 31, 2000

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Funds spells out the fees that the Funds must pay for the period ended October 31, 2000. For November and December 1999 each of the Funds was subject to the following schedule:

                                Average Daily Net                  Annual Rate
Fee Schedule                      Assets of Fund                  Percentage (%)
--------------------------------------------------------------------------------
Equity Funds                   First $300 Million                      .75
                               Next $200 Million                       .70
                               Over $500 Million                       .65
--------------------------------------------------------------------------------

Effective January 31, 2000, each Fund's management fee was reduced to 0.65% of average daily net assets.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account (excluding Janus Fund, Janus Venture Fund, Janus Twenty Fund and Janus Overseas Fund) for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

During  December  1999,  Janus  Capital   reimbursed  the  Janus  Overseas  Fund
$3,128,513 as a result of a valuation error.

Officers and certain trustees of the Funds are also officers and/or directors of Janus Capital; however, they receive no compensation from the Funds.

The Funds' expenses may be reduced by voluntary brokerage credits from an unaffiliated broker. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated broker reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the year or period ended October 31, 2000, are noted below.

                                  DST Securities, Inc.  Fund
                                      Commissions      Expense
                                         Paid*        Reduction*       DST Fees
--------------------------------------------------------------------------------
Janus Fund                            $  689,496      $  517,122      $2,495,803
Janus Balanced Fund                        2,448           1,836         281,921
Janus Enterprise Fund                         --              --         765,302
Janus Equity Income Fund                   8,119           6,089         196,951
Janus Global Life Sciences Fund              642             481         569,909
Janus Global Technology Fund               2,383           1,788       1,070,813
Janus Growth and Income Fund              77,670          58,253         977,560
Janus Mercury Fund                        90,323          67,743       1,794,778
Janus Olympus Fund                        52,620          39,465       1,094,975
Janus Orion Fund                              --              --          88,400
Janus Overseas Fund                       17,828          13,371         389,005
Janus Special Situations Fund              5,500           4,125         395,495
Janus Strategic Value Fund                    --              --         488,816
Janus Twenty Fund                         49,817          37,363       2,519,541
Janus Venture Fund                            --              --         269,309
Janus Worldwide Fund                     237,959         178,469       1,559,925
--------------------------------------------------------------------------------
* The difference between commissions paid to DST Securities, Inc. and expenses reduced constituted commissions paid to an unaffiliated clearing broker.

                                       Janus Equity Funds / October 31, 2000  87

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryforwards. Permanent items identified in the period ended October 31, 2000, have been reclassified among the components of net assets as follows:

                                 Undistributed    Undistributed
                                 Net Investment    Net Realized       Paid-In
                                      Income     Gains and Losses     Capital
--------------------------------------------------------------------------------
Janus Fund                       $   83,615,157   $(405,692,091)   $ 322,076,934
Janus Balanced Fund                 (5,764,826)     (33,021,194)      38,786,020
Janus Enterprise Fund                47,139,326            2,338    (47,141,664)
Janus Equity Income Fund              (499,515)     (30,142,365)      30,641,880
Janus Global Life Sciences Fund     (1,061,833)            (680)       1,062,513
Janus Global Technology Fund       (22,993,859)           56,094      22,937,765
Janus Growth and Income Fund        (2,155,238)     (43,711,694)      45,866,932
Janus Mercury Fund                  (1,859,624)    (300,789,725)     302,649,349
Janus Olympus Fund                  (6,393,912)     (11,479,934)      17,873,846
Janus Orion Fund                      (287,953)               --         287,953
Janus Overseas Fund                (20,079,448)    (355,388,170)     375,467,618
Janus Special Situations Fund         9,781,271     (29,859,802)      20,078,531
Janus Strategic Value Fund            (362,333)      (9,309,291)       9,671,624
Janus Twenty Fund                    44,715,022     (71,708,265)      26,993,243
Janus Venture Fund                    8,697,623     (22,300,052)      13,602,429
Janus Worldwide Fund               (31,539,696)    (438,810,343)     470,350,039
--------------------------------------------------------------------------------

The Funds have elected to treat gains and losses on forward currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The net capital loss carryovers noted below as of October 31, 2000, are available to offset future realized capital gains and thereby reduce further taxable gains distributions. These carryovers expire between October 31, 2007, and October 31, 2008. The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2000, are as follows:

                                                                                                                      Net
                                  Net Capital Loss        Federal Tax       Unrealized          Unrealized       Appreciation/
                                     Carryovers              Cost          Appreciation       (Depreciation)     (Depreciation)
--------------------------------------------------------------------------------------------------------------------------------
Janus Fund                                      --    $ 32,777,916,065   $ 16,367,322,202   $ (2,588,973,655)   $ 13,778,348,547
Janus Balanced Fund                             --       4,462,281,134        425,735,443       (179,951,626)        245,783,817
Janus Enterprise Fund             $  (541,775,967)       7,286,215,239      1,961,665,885     (1,128,298,869)        833,367,016
Janus Equity Income Fund                        --         904,936,908        147,033,869        (55,617,086)         91,416,783
Janus Global Life Sciences Fund      (427,133,674)       3,439,915,575      1,012,474,636       (251,868,514)        760,606,122
Janus Global Technology Fund         (177,487,516)       5,572,737,763      2,714,811,935       (805,890,646)      1,908,921,289
Janus Growth and Income Fund                    --       7,016,489,682      2,578,334,334       (363,585,407)      2,214,748,927
Janus Mercury Fund                              --      14,451,582,458      3,358,363,007     (1,487,288,962)      1,871,074,045
Janus Olympus Fund                              --       5,643,520,741      2,494,938,186       (501,087,119)      1,993,851,067
Janus Orion Fund                      (15,331,202)       1,280,557,501         47,431,607       (199,794,288)      (152,362,681)
Janus Overseas Fund                             --       7,250,619,767      2,717,761,492       (657,453,259)      2,060,308,233
Janus Special Situations Fund                   --       1,488,171,863        391,475,849       (181,178,542)        210,297,307
Janus Strategic Value Fund                      --       2,936,222,739        494,619,208       (290,545,073)        204,074,135
Janus Twenty Fund                               --      18,996,781,869     13,888,554,850     (1,842,406,220)     12,046,148,630
Janus Venture Fund                              --       1,391,333,381        757,641,659       (237,199,583)        520,442,076
Janus Worldwide Fund                            --      29,011,362,610     10,763,792,396     (2,298,798,414)      8,464,993,982
--------------------------------------------------------------------------------------------------------------------------------

Janus Overseas Fund and Janus Worldwide Fund have elected to pass through to shareholders foreign taxes under Section 853. Foreign taxes paid and foreign source income for the Funds are as follows:

                                         Foreign
Fund                                   Taxes Paid          Foreign Source Income
--------------------------------------------------------------------------------
Janus Overseas Fund                   $  4,439,981             $ 46,517,856
Janus Worldwide Fund                    13,260,299              144,380,169

88  Janus Equity Funds / October 31, 2000

                                             Explanations of | Charts and Tables

1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in each Fund (from inception) with one or more widely used market indexes through October 31, 2000.

When comparing the performance of a Fund with an index, keep in mind that market indexes do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for each Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period.

2.   SCHEDULES OF INVESTMENTS

Following  the  performance   overview   section  is  each  Fund's  Schedule  of
Investments. This schedule reports the industry concentrations and types of securities held in each Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

Funds that invest in foreign securities also provide a summary of investments by country. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2a.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows each Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Funds on the last day of the reporting period.

The Funds' assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Funds' liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Funds' net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Funds' net assets (assets minus liabilities) by the number of shares outstanding.

                                       Janus Equity Funds / October 31, 2000  89

4.   STATEMENT OF OPERATIONS

This statement details the Funds' income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement,  entitled  "Investment Income," reports the
dividends   earned  from  stocks  and  interest  earned  from   interest-bearing
securities in the portfolio.

The next section reports the expenses and expense offsets incurred by the Funds, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Funds' portfolios. Funds realize a gain (or loss) when they sell their position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Funds' portfolios during the period. "Net Realized and Unrealized Gain/ (Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Funds' net assets during the reporting period. Changes in the Funds' net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Funds' net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Funds' investment performance. The Funds' net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Funds' net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on each Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Funds through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Funds' net assets. Because Funds must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

90  Janus Equity Funds / October 31, 2000

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Funds' net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Funds' NAV per share at the beginning of the reporting period. The next line reports the Funds' net investment income per share, which comprises dividends and interest income earned on securities held by the Funds. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Funds' expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Funds' expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Funds' portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                       Janus Equity Funds / October 31, 2000  91

Report of | Independent Accountants

To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Equity Income Fund, Janus Global Life Sciences Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Mercury Fund, Janus Olympus Fund, Janus Orion Fund, Janus Overseas Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Twenty Fund, Janus Venture Fund and Janus Worldwide Fund (sixteen of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Funds") at October 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

Denver, Colorado
December 5, 2000

92  Janus Equity Funds / October 31, 2000

                                Long-Term | Capital Gain Designation (unaudited)

For federal income tax purposes, the Funds designated the following capital gain dividends for the year ended October 31, 2000.

Janus Fund                                                        $4,442,550,120
--------------------------------------------------------------------------------
Janus Balanced Fund                                                   68,550,320
--------------------------------------------------------------------------------
Janus Enterprise Fund                                                 55,468,407
--------------------------------------------------------------------------------
Janus Equity Income Fund                                              43,040,003
--------------------------------------------------------------------------------
Janus Global Life Sciences Fund                                               --
--------------------------------------------------------------------------------
Janus Global Technology Fund                                             567,947
--------------------------------------------------------------------------------
Janus Growth and Income Fund                                         342,304,445
--------------------------------------------------------------------------------
Janus Mercury Fund                                                   509,403,118
--------------------------------------------------------------------------------
Janus Olympus Fund                                                   158,414,448
--------------------------------------------------------------------------------
Janus Orion Fund                                                              --
--------------------------------------------------------------------------------
Janus Overseas Fund                                                  331,970,564
--------------------------------------------------------------------------------
Janus Special Situations Fund                                         91,180,206
--------------------------------------------------------------------------------
Janus Strategic Value Fund                                                    --
--------------------------------------------------------------------------------
Janus Twenty Fund                                                  1,779,827,963
--------------------------------------------------------------------------------
Janus Venture Fund                                                   201,383,662
--------------------------------------------------------------------------------
Janus Worldwide Fund                                                 964,758,004
--------------------------------------------------------------------------------

                                       Janus Equity Funds / October 31, 2000  93

                                  [LOGO] JANUS

                                 P.O. Box 173375
                          Denver, Colorado 80217-3375
                                 www.janus.com

           Funds distributed by Janus Distributors, Inc. Member NASD. This material must be preceded or accompanied by a prospectus.

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